As Filed with the SEC on April 30, 2003

Registration No. 2-76581

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-3

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 38

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 40

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Insurance Company)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 802-6469

(Address and telephone number of Insurance Company’s

principal executive offices)

JONATHAN D. SHAIN

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, NJ 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Shea & Gardner

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

It is proposed that this filing will become effective (Check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2003 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485
☐	on pursuant to paragraph (a)(i) of Rule 485
☐	75 days after filing pursuant (a)(ii) of Rule 485
☐	on _______ pursuant to paragraph (a)(ii) of Rule 485

(date)

if appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

May 1, 2003

THE MEDLEYSM PROGRAM

This prospectus describes contracts (the Contracts) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24.

The Prudential Variable Contract Account-10 (VCA 10) invests primarily in equity securities of major, established corporations. Its investment goal is long term growth of capital. This means we look for investments whose price we expect will increase over several years.

The Prudential Variable Contract Account-11 (VCA 11) invests in money market instruments. Its investment goal is as high a level of current income as is consistent with the preservation of capital and liquidity. An investment in VCA 11 is neither insured nor guaranteed by the U.S. Government.

The Prudential Variable Contract Account-24 (VCA 24) allows you to invest in one or more of the portfolios of The Prudential Series Fund, Inc. (the Series Fund). A prospectus for the Series Fund is included with this prospectus and describes the investment goals of the seven Series Fund portfolios offered through VCA 24.

Please read this prospectus before investing and keep it for future reference. To learn more about the Contracts, you can get a copy of the MEDLEY Statement of Additional Information (SAI) dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI, call us at: 1-800-458-6333 or write us at:

The Prudential Insurance Company of America

Prudential Retirement Services

30 Scranton Office Park

Scranton, PA 18507-1789

FILING THIS PROSPECTUS WITH THE SEC DOES NOT MEAN THAT THE SEC HAS DETERMINED THAT THE CONTRACTS ARE A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. AN INVESTMENT IN THE CONTRACTS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

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Glossary of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contracts, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Period: The period that begins with the Contract date (see definition below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

Accumulation Account: An account used to calculate the value of your assets allocated to an investment option during the accumulation period. You have a separate ACCUMULATION ACCOUNT for each investment option.

Companion Contract: A fixed dollar group annuity contract issued by Prudential under which contributions may be made for Participants in the MEDLEY program.

Contracts: The group variable annuity contracts described in this prospectus.

Contract Date: The date Prudential receives the initial contribution on behalf of a Participant and all necessary paperwork is in good order. Contract anniversaries are measured from the Contract Date.

Contractholder: The employer, association or trust to which Prudential has issued a Contract.

Contributions: Payments made by the Contractholder under the Contract for the benefit of a Participant.

Income Period: The period that begins when you start receiving income payments under a Contract.

Investment Options: VCA 10, VCA 11 and VCA 24.

NASDAQ: A computerized system that provides price quotations for certain securities traded over-the-counter as well as many New York Stock Exchange listed securities.

Non-Qualified Combination Contract: A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.

Participant or you: The person for whose benefit contributions are made under a Contract.

Prudential or we: The Prudential Insurance Company of America.

Qualified Combination Contract: A group variable annuity contract issued in connection with a qualified arrangement that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.

Separate Account: Purchase payments allocated to an investment option available under a Contract are held by Prudential in a separate account. VCA 10, VCA 11 and VCA 24 are each a separate account.

Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gain until you take money out of your Contract.

Unit and Unit Value: You are credited with Units of the MEDLEY investment options you select. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to you.

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Fee Tables

VCA 10 and VCA 11 – Participant Transaction Expenses

Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)*	7%
Exchange Fee	None
Annual Contract Fee (maximum)	$30

Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Fees	None
Investment Management Fees	0.25%
Maximum Administrative Fees**	0.75%
Total Annual Expenses	1.00%

*	The deferred sales load decreases by 1% each year of Program participation as follows: 7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.

**	Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder’s retirement arrangement.

VCA 10 and VCA 11 Examples

These examples will help you compare the fees and expenses of the VCA 10 and VCA 11 Contracts with other variable annuity contracts. The examples are calculated based on the expenses listed in the table above.*

If you surrender your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$80	$82	$85	$123
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$10	$32	$55	$123
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$10	$32	$55	$123

*	The Annual Contract Fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate Annual Contract Fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

VCA 24 – Participant Transaction Expenses

Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)*	7%
Exchange Fee	None
Annual Contract Fee (maximum)	$30

Separate Account Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Fees	None
Administrative Fees	0.75%
Total Annual Expenses	0.75%

*	The deferred sales load decreases by 1% each year of Program participation as follows: 7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.

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Series Fund Portfolio Annual Expenses

	Conservative Balanced Portfolio	Diversified Bond Portfolio	Equity Portfolio	Flexible Managed Portfolio	Global Portfolio	Government Income Portfolio	Stock Index Portfolio
Investment Management Fee	.55%	.40%	.45%	.60%	.75%	.40%	.35%
Other Expenses	.03%	.04%	.03%	.03%	.07%	.04%	.02%
Total Annual Portfolio Expenses	.58%	.44%	.48%	.63%	.82%	.44%	.37%

VCA 24 Examples

These examples will help you compare the fees and expenses of the VCA 24 Contract with other variable annuity contracts. The examples are calculated based on the expenses listed in the table above.*

You would pay the following expenses on each $1,000 invested, assuming a 5% annual return and redemption at the end of the time period:	1 Year	3 Years	5 Years	10 Years
Conservative Balanced	$91	$115	$141	$240
Diversified Bond	90	111	134	225
Equity	90	112	136	229
Flexible Managed	91	116	144	245
Global	93	122	153	264
Government Income	90	111	134	225
Stock Index	89	108	130	218

	$543	$680	$832	$1,407

You would pay the following expenses on each $1,000 invested, assuming a 5% annual return and no redemption at the end of the time period:	1 Year	3 Years	5 Years	10 Years
Conservative Balanced	$21	$ 65	$111	$240
Diversified Bond	20	61	104	225
Equity	20	62	106	229
Flexible Managed	21	66	114	245
Global	23	72	123	264
Government Income	20	61	104	225
Stock Index	19	58	100	218

	$123	$380	$652	$1,407

*	The annual contract fee is reflected in the above examples upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each investment option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

The Financial Highlights Tables appear at the end of this Prospectus.

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Summary

The Contracts

Five of the six group variable annuity contracts that make up the MEDLEY Program are described in this prospectus. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contracts offer a way to invest on a tax-deferred basis and are intended for retirement savings or other long-term investment purposes. The Contracts, like all deferred annuity contracts, have two phases – an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase – the income period – occurs when you begin receiving regular payments from your Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The Contracts generally are issued to employers who make contributions on behalf of their employees under Sections 401, 403(b) or 457 of the Internal Revenue Code or a non-qualified retirement arrangement. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is a “Participant.”

The MEDLEY Program

The following six group annuity contracts make up the MEDLEY Program:

•	VCA 10 Contract – which provides for contributions to be invested in VCA 10.

•	VCA 11 Contract – which provides for contributions to be invested in VCA 11.

•	VCA 24 Contract – which provides for contributions to be invested in one or more of the Series Fund Portfolios.

•	Qualified Combination Contract – is a qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

•	Non-Qualified Combination Contract – is a non-qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

•	Companion Contract – is a fixed dollar group annuity contract issued by Prudential. (This Contract is not described in this prospectus.)

Your employer, which generally is the Contractholder, will decide which of these Contracts will be made available to you. Depending on the Contractholder’s selection, you may be able to choose to have contributions made on your behalf to VCA 10, VCA 11 and/or VCA 24. You may also change how the contributions are allocated, usually by notifying Prudential at the address shown on the cover of this prospectus.

Depending on market conditions, you can make or lose money by investing in VCA 10, VCA 11 or VCA 24. The value of your Contract will fluctuate with its investment performance. Performance information is provided in the SAI. Remember, past performance is not a guarantee of future results.

Contributions

Contributions may be made through a payroll deduction program or a similar arrangement with the Contractholder. If Contributions are being made to an Individual Retirement Annuity they must be at least $500. All contributions may be allocated among the investment options available to you under your Contract. Checks should be made payable to The Prudential Insurance Company of America.

Charges

No sales charge is deducted when a contribution is made. However, there may be a sales charge when a contribution is withdrawn from VCA 10, VCA 11 or VCA 24. This is known as a “deferred sales charge” and covers Prudential’s sales expenses. A deferred sales charge is charged only when contributions are withdrawn by a Participant during the first 7 years of his or her participation in the MEDLEY Program.

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The maximum deferred sales charge is 7% and applies to contributions withdrawn during the first year of participation. After the first year, the deferred sales charge decreases. No deferred sales charge is imposed on contributions that are withdrawn:

•	to purchase an annuity under a Contract,

•	to provide a death benefit,

•	under the systematic withdrawal plan,

•	under a minimum distribution plan,

•	in the case of financial hardship or disability retirement as determined under an employer’s retirement arrangement,

•	(except for IRAs) due to a Participant’s resignation or retirement or termination of the Participant’s employment by the Contractholder.

If you decide to transfer contributions among the investment options available under your Contract, you will not be subject to a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposes of determining any deferred sales charges on future withdrawals.

An annual account charge may also be made. This charge will not exceed $30 in any calendar year and will be divided up among your investment options.

VCA 10 and VCA 11 are subject to fees for investment management and administration services. VCA 24 is subject to an administration fee only, but the Series Fund portfolios are subject to investment management fees and other expenses. These fees will have the effect of decreasing investment performance, which in turn, determines how much you earn during the accumulation period of your Contract. There are no mortality and expense risk fees under the Contracts.

Withdrawals & Transfers

As explained later, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.

All permitted telephone transactions may normally be initiated by calling Prudential at 800-458-6333. All permitted internet transactions may be made through www.prudential.com. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.

All written withdrawal requests and death benefit claims relating to a Participant’s interest in VCA 10, VCA 11 or VCA 24 must be made in one of the following ways:

•	by U.S. mail to Prudential Investments, P.O. Box 5410, Scranton, Pennsylvania 18505-5410,

•	by other delivery service – for example, Federal Express – to Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789 or

•	by fax to Prudential Investments, Attn: Client Payments at (570) 340-4328.

In order to process a withdrawal request or death benefit claim, it must be submitted to Prudential in “good order” which means all requested information must be submitted in a manner satisfactory to Prudential.

In some cases, the Contractholder or a third-party may provide recordkeeping services for a Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.

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Transaction requests (including death benefit claims) received directly by Prudential in good order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day. For purposes of the preceding sentence, we define “good order” generally as an instruction received by Prudential that is sufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction.

Prudential Financial, Inc.

Prudential is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.

Prudential is responsible for the administration and recordkeeping activities for VCA 10, VCA 11 and VCA 24. Prudential’s financial statements are included in the SAI.

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. Its main offices are located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Investment Options

VCA 10 and VCA 11 were created on March 1, 1982 and VCA 24 was created on April 29, 1987. Each is a separate account of Prudential. This means the assets of each are the property of Prudential but are kept separate from Prudential’s general assets and cannot be used to meet liabilities from Prudential’s other businesses.

VCA 10 and VCA 11 are registered with the SEC as open-end, diversified management investment companies. VCA 24 is registered with the SEC as a unit investment trust, which is another type of investment company.

The Series Fund

If VCA 24 is available under your Program, you may invest in one or more of the portfolios of the Series Fund. Like VCA 10 and VCA 11, the Series Fund is registered with the SEC as an open-end, diversified management investment company. Shares of the Series Fund are sold at their net asset value to separate accounts (like VCA 24) established by Prudential and certain other insurers that offer variable life and variable annuity contracts.

Because shares of the Series Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, the Series Fund Board of Directors carefully monitors events in order to identify any material conflicts.

Investment Practices

Before making your allocation decision, you should carefully review the investment objectives and policies of each of your investment options. VCA 10, VCA 11 and the available Series Fund portfolios have different goals and strategies which may affect the level of risk and return of your investment. There is no guarantee that VCA 10, VCA 11 or any of the Series Fund portfolios will meet their objectives.

VCA 10

VCA 10’s investment objective is long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations. VCA 10 may also invest in preferred stocks, warrants and bonds that can be converted into a company’s common stock or other equity security.

Equity securities – such as common stocks – are subject to company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves

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the possibility of being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes and the mood of the investing public. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the value of all stocks are likely to drop.

Under normal market conditions, VCA 10 may also invest up to 20% of its total assets in short, intermediate or long term debt instruments that have been rated “investment grade.” (This means major rating services, like Standard & Poor’s Ratings Group or Moody’s Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. There is the risk that the value of a particular debt instrument could decrease. Debt investments may involve credit risk – the risk that the borrower will not repay an obligation, and market risk – the risk that interest rates may change and affect the value of the investment.

VCA 10 may also invest in foreign securities in the form of American Depositary Receipts (ADRs). ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. We may purchase ADRs that are traded on a U.S. exchange or in an over-the-counter market. ADRs are generally thought to be less risky than direct investment in foreign securities because they can be transferred easily, have readily available market quotations, and the foreign companies that issue them are usually subject to the same types of financial and accounting standards as U.S. companies. Nevertheless, as foreign securities, ADRs involve special risks that should be considered carefully by investors. These risks include political and/or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a U.S. company.

VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same – to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 10’s total return will be less than if we had not used swaps. In addition, if the counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

VCA 10 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 10 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day – once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.

We may also purchase and sell futures contracts on foreign currencies or groups of foreign currencies.

In addition to futures contracts, VCA 10 is permitted to purchase and sell options on equity securities, debt

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securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 10 will only invest in covered options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.

Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 10 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 10 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 10 – as a covered call option writer – is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that we may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

VCA 10 may invest in securities backed by real estate or shares of real estate investment trusts – called REITS – that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not – such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

From time to time, VCA 10 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short – possibly overnight or a few days – though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 10 will only enter into repurchase agreements that are fully collaterized. VCA 10 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 10 may enter into joint repurchase transactions with other Prudential investment companies.

VCA 10 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement, VCA 10 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 10 often continues to receive principal and interest payments on the security that it “sold.” Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 10 and, for this reason, has some characteristics of borrowing.

Dollar rolls occur when VCA 10 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 10 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original “sale.”

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by

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VCA 10 may decline below the price of the securities VCA 10 has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 10’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 10’s obligation to repurchase the securities.

From time to time, VCA 10 may purchase or sell securities on a when-issued or delayed delivery basis – that is, delivery and payment can take place a month or more after the date of the transaction. VCA 10 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

VCA 10 may also enter into short sales against the box. In this type of short sale, VCA 10 owns the security sold (or one convertible into it), but borrows the stock for the actual sale.

VCA 10 may also use forward foreign currency exchange contracts. VCA 10’s successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

VCA 10 may lend its portfolio securities and invest up to 15% of its net assets in illiquid securities. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.

There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 10 could lose value, and you could lose money.

More information about some of the investment techniques described above is provided in the SAI.

VCA 11

VCA 11’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. To achieve this objective, we invest in a diversified portfolio of short-term debt obligations issued by the U.S. government, its agencies and instrumentalities, as well as commercial paper, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies and obligations issued by U.S. and foreign banks, companies or foreign governments.

We make investments that meet specific rules designed for money market mutual funds, including Rule 2a-7 of the Investment Company Act of 1940 (the Investment Company Act). As such, we will not acquire any security with a remaining period to repayment of principal exceeding 397 days, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars. (See the Appendix to this prospectus for more information on these requirements.)

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest. Certificates of deposit, time deposits, bankers’ acceptances and bank notes are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at an agreed price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

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VCA 11 may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return VCA 11 will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to VCA 11.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loan participations. In loan participations, VCA 11 will have a contractual relationship with the lender but not with the borrower. This means VCA 11 will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, VCA 11 may be treated as a general creditor and not benefit from any set-off between the lender and the borrower.

From time to time, VCA 11 may invest in repurchase agreements. In a repurchase agreement one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short – possibly overnight or a few days – though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 11 will only enter into repurchase agreements that are fully collaterized. VCA 11 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 11 may enter into joint repurchase transactions with other Prudential investment companies.

From time to time, VCA 11 may purchase or sell securities on a when-issued or delayed delivery basis – that is, delivery and payment can take place a month or more after the date of the transaction. VCA 11 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

Up to 10% of VCA 11’s net assets may be invested in illiquid securities. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

Since VCA 11 invests only in money market instruments, there is not likely to be an opportunity for capital appreciation. Debt obligations, including money market instruments, also involve credit risk – the risk that the borrower will not repay an obligation, and market risk – the risk that interest rates may change and affect the value of the obligation. There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 11 could lose value, and you could lose money.

VCA 11’s investment in U.S. dollar denominated foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments may adversely affect the value of foreign securities. VCA 11’s foreign securities may also be affected by changes in foreign currency rates. These effects would be linked to the ability of the issuer to repay the debt in U.S. dollars.

More information about some of the investment techniques described above, is provided in the SAI.

An investment in VCA 11 is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although VCA 11 seeks to preserve the value of your investment, it is possible to lose money by investing in VCA 11.

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The Series Fund Portfolios

We list below the investment objectives of the seven Series Fund portfolios currently available for investment through VCA 24 under the Contracts.

Conservative Balanced Portfolio. A total investment return consistent with a conservatively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and common stocks.

Diversified Bond Portfolio. A high level of income over a longer term while providing reasonable safety of capital. To achieve this objective, we invest primarily in higher-grade debt obligations and high-quality money market investments.

Equity Portfolio. Capital appreciation. To achieve this objective, we invest primarily in common stocks of major established corporations as well as smaller companies, that appear to offer attractive prospects of price appreciation.

Flexible Managed Portfolio. A high total return consistent with an aggressively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and equity securities.

Global Portfolio. Long-term growth of capital. To achieve this objective, we invest primarily in common stocks (or their equivalents) of foreign and U.S. companies.

Government Income Portfolio. A high level of income over the long term consistent with the preservation of capital. To achieve this objective, we invest primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established by the U.S. Government.

Stock Index Portfolio. Investment results that generally correspond to the performance of publicly traded common stocks. To achieve this objective, we attempt to duplicate the price and yield performance of the Standard & Poor’s 500 Stock Price Index.

The Conservative Balanced, Flexible Managed and Equity Portfolios may invest in below investment grade fixed income securities. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.

The investment policies, restrictions and risks associated with each of these seven portfolios are described in the accompanying prospectus for the Series Fund. Certain restrictions are set forth in the Series Fund’s SAI.

Determination of Unit Value

To keep track of investment results, each Participant is credited with Units in the investment options he or she has selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to the Participant. The procedures for computing the net asset value for shares of the Series Fund are described in the accompanying Series Fund prospectus.

The Unit Value for VCA 10 and VCA 11 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange’s regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 10 and VCA 11 do not price their Unit Values on days when the NYSE is closed but the primary markets for VCA 10’s and VCA 11’s foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 10 and VCA 11 will ordinarily price their Unit Value on days the NYSE is open but foreign securities markets are closed.

Equity securities for which the primary market is on an exchange (whether domestic or foreign) are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the

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NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

All short-term debt securities held by VCA 11 are valued at amortized cost. Short-term debt securities having remaining maturities of 60 days or less held by VCA 10 are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

Other debt securities – those that are not valued on an amortized cost basis – are valued using an independent pricing service.

Options on stock and stock indexes that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded, which is generally 15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Securities for which no market quotations are available will be valued at fair value under the direction of the VCA 10 or VCA 11 Committee. VCA 10 and VCA 11 also may use fair value pricing if they determine that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Unit Value of VCA 10 or VCA 11 is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that VCA 10 or VCA 11 uses to determine their Unit Values may differ from the security’s quoted or published price. Except when PI fair values securities, it normally values each foreign security held by VCA 10 or VCA 11 as of the close of the security’s primary market.

Management

VCA 10 and VCA 11 each has a Committee – similar to a board of directors – that provides general supervision. The members of the VCA 10 and VCA 11 Committees are elected for indefinite terms by the Participants of VCA 10 and VCA 11, respectively. A majority of the members of each Committee are not “interested persons” of Prudential Financial, Inc. or its affiliates, as defined by the Investment Company Act. Information about the Series Fund’s Board of Directors is provided in the accompanying prospectus for the Series Fund and in the Series Fund SAI.

PI also serves as investment manager to VCA 10 and VCA 11. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion.

Under management agreements with VCA 10 and 11, PI manages VCA 10 and 11’s investment operations and administers its business affairs, and is paid a management fee at the annual rate of 0.25% of the average daily net assets of VCA 10, and 0.25% of the average daily net assets of VCA 11. Under the management agreement with VCA 10 and 11, PI is responsible for selecting and monitoring one or more subadvisors to handle the day-to-day investment management of VCA 10 and 11. PI, not VCA 10 and 11, pays the fees of the subadvisors. Pursuant to an order issued by the SEC, VCA 10 and 11 may add or change a subadvisor, or change the agreement with a subadvisor, if PI and VCA 10 and 11’s Committee concludes that doing so is in the best interests of VCA 10 and 11 Contractowners and Participants. VCA 10 and 11 can make these changes without Contractowner/Participant approval, but will notify Contractowners/Participants investing in VCA 10 and 11 of any such change.

VCA 10’s current subadvisor is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary located at 466 Lexington Avenue, New York, New York 10017. PI pays Jennison a Subadvisory fee equal to 0.200% annually of the net assets under Jennison’s management.

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VCA 11’s current subadvisor is Prudential Investment Management, Inc. (PIM), a Prudential Financial subsidiary, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. Under its agreement with PIM, PI pays PIM a subadvisory fee equal to 0.06% annually of the net assets under PIM’s management.

Jennison and PIM may use affiliated brokers to execute brokerage transactions on behalf of VCA 10 and 11 as long as the commissions charged by such affiliated brokers are comparable to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.

Contract Charges

Deferred Sales Charge

No sales charge is imposed when a contribution is made on your behalf to VCA 10, VCA 11 or VCA 24. This means 100% of the contribution is invested. However, a deferred sales charge may be imposed if contributions are withdrawn within seven years after you began your participation in the MEDLEY Program. The amount of the deferred sales charge depends on the number of years you have been participating in the MEDLEY Program, the year in which the withdrawal is made and the kind of retirement arrangement that covers the Participant. Such participation in the MEDLEY Program ends on the date when the Participant account under the Contract is cancelled. In the event of such cancellation Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions.

The maximum deferred sales charges that may be imposed are shown below. Certain Contracts may impose lower deferred sales charges.

Years of Participation in the Program*	Deferred Sales Charge, as a % of Contributions Withdrawn
Up to 1 year	7%
1 year up to 2 years	6%
2 years up to 3 years	5%
3 years up to 4 years	4%
4 years up to 5 years	3%
5 years up to 6 years	2%
6 years up to 7 years	1%
7 years and after	0%

*	If you make a withdrawal on the anniversary date of your participation in the MEDLEY Program, any applicable deferred sales charge will be based on the longer period of Program participation.

The deferred sales charge is used to compensate PIMS for its expenses in selling the Contracts. If PIMS’ expenses exceed the amount of deferred sales charges received, Prudential will make up the difference from its general account.

The applicable deferred sales charge is deducted from the amount withdrawn. For purposes of calculating charges, your participation in the MEDLEY Program begins on the date we accept the first contribution made on your behalf under one of the Contracts, a Companion Contract, the fixed rate option, mutual fund or other investment vehicles made available by Prudential. Before a contribution will be accepted, however, it must be received in “good order.” This means that all requested information must be submitted in a manner satisfactory to Prudential.

Waiver of Deferred Sales Charge

A deferred sales charge will not be imposed on any contributions you withdraw:

•	to purchase an annuity under a Contract,

•	to provide a death benefit,

•	under the systematic withdrawal plan,

•	under a minimum distribution plan,

•	in the case of financial hardship or disability retirement as determined under an employer’s retirement arrangement,

•	(except for IRAs) due to a Participant’s resignation or retirement or termination of the Participant’s employment by the Contractholder, or

•	after 7 years of participation in the MEDLEY Program.

If you decide to transfer contributions among the investment options available under your Contract, you will not be subject to a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposes of determining any deferred sales charges on future withdrawals.

Under certain circumstances, you may borrow contributions made on your behalf. A loan will reduce the number of your Units but will not be subject to a deferred sales charge. As you pay back the loan, any principal repayment will be treated as a new contribution for purposes of calculating any deferred sales

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charge on future withdrawals. If a Participant defaults on a loan, the outstanding balance of the loan will be treated as a withdrawal and the deferred sales charge will apply.

Withdrawals, transfers and loans from VCA 10, VCA 11 and VCA 24 are considered to be withdrawals of contributions until all of the Participant’s contributions have been withdrawn, transferred or borrowed. No deferred sales charge is imposed on withdrawals of any amount in excess of contributions.

Annual Account Fee

Every year, you may be charged an account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year. The account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made.

If you withdraw all your contributions (other than to purchase an annuity under a Contract) before the end of a year, the fee will be charged on the date of the last withdrawal. In this case, the fee will be prorated unless you withdraw all of your contributions in the same year the initial contribution is made – in which case, the full account fee will be charged.

The total annual account charge with respect to all of a Participant’s accounts will not be greater than $30. The charge will first be made against a Participant’s account under a fixed-dollar Companion Contract or fixed rate option of a Combination Contract. If the Participant has no account under a Companion Contract or the fixed rate option, or if that account is too small to pay the charge, the charge will be made against the Participant’s account in VCA 11. If the Participant has no VCA 11 account, or if that account is too small to pay the charge, the charge will then be made against the Participant’s VCA 10 account. If the Participant has no VCA 10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant’s accounts in VCA 24.

Charge for Administrative Expense and

Investment Management Services

Like many other variable annuity contracts, VCA 10 and VCA 11 are subject to fees for investment management and administration services. These fees are deducted directly from the assets of VCA 10 and VCA 11 but will have the effect of decreasing their investment performance, which in turn, determines how much you earn during the accumulation period of your Contract.

VCA 10 and VCA 11 are each charged an annual investment management fee of 0.25% of their net assets. In addition, each is also charged a maximum annual administration fee of 0.75% of its net assets. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the contractholder’s retirement arrangement.

VCA 24 is subject to an annual administrative fee of 0.75% of its net assets. Although VCA 24 itself does not pay an investment management fee, the Series Fund portfolios do as follows:

Portfolio	Investment Management Fee (as a % of net assets)
Conservative Balanced	0.55%
Diversified Bond	0.40%
Equity	0.45%
Flexible Managed	0.60%
Global	0.75%
Government Income	0.40%
Stock Index	0.35%

Other expenses incurred by the Series Fund portfolios include printing costs, legal and accounting expenses, and the fees of the Series Fund’s custodian and transfer agent. More information about these expenses is included in the accompanying Series Fund prospectus.

Modification of Charges

Under certain of the Contracts, Prudential may impose lower deferred sales charges and account fees. We would do this if we think that our sales or administrative costs with respect to a Contract will be less than for the other Contracts. This might occur if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. We may also lower the deferred sales charge to comply with state laws.

The Contracts

The Contracts described in this prospectus are generally issued to employers who make contributions on behalf of their employees. The Contracts can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Even though the employer, association or trust is the Contractholder, the Participants usually – although not always – have the rights under the Contract described in this prospectus. You should check the provi -

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sions of your employer’s plan or any agreements with your employer to see if there are any limitations on your Contract rights.

For individuals who are not associated with a single employer or other organization, Prudential offers a Non-Qualified Combination Contract.

The Accumulation Period

1.   Contributions

In most cases, contributions are made through a payroll deduction or similar arrangement with the Contractholder. If contributions are being made to an Individual Retirement Annuity they must be at least $500.

You decide how contributions made on your behalf will be allocated among the investment options available under your Contract. You can change this allocation by simply notifying us at the address shown on the cover of this prospectus – or if some other organization provides the recordkeeping services under your Contract, by contacting them.

When a contribution is made, 100% of it is invested in the investment option you have chosen. You are credited with Units which are determined by dividing the amount of the contribution by the Unit Value for that investment option for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of your investment option. Units will be redeemed as necessary to pay your annual account charge.

The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive all the necessary enrollment information. If the Contractholder submits an initial contribution for you and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

•	If the Contractholder has purchased only MEDLEY Contracts or a MEDLEY Contract together with either a group variable annuity contract issued through The Prudential Variable Contract Account-2 or unaffiliated mutual funds, then the initial contribution will be invested in VCA 11.

•	If the Contractholder has purchased MEDLEY contracts as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the money market shares. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

2.   The Unit Value

Unit Values are determined each business day by multiplying the previous day’s Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the investment management and administrative fees. The gross change factor for VCA 10 and VCA 11 is determined by dividing the current day’s net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day’s net assets. The gross change factor for VCA 24 is calculated by dividing the current day’s net asset value per share of the applicable portfolio of the Series Fund by the previous day’s net asset value per share.

3.   Withdrawal of Contributions

Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. For example, if your retirement plan is subject to Sections 401(a) or 403(b) of the Internal Revenue Code, contributions made from a Participant’s own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1/2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.

Retirement arrangements that are not covered by Sections 401(a) or 403(b) of the Internal Revenue Code are subject to different limitations. For example, Section 457 Plans usually allow withdrawals only when the Participant reaches 70 1/2 years of age, no longer works for his or her employer or for unforeseeable emergencies.

Under certain retirement arrangements, federal law requires that married Participants must obtain their

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spouses’ written consent to make a withdrawal request. The spouse’s consent must be notarized or witnessed by an authorized plan representative.

Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under your contract.

Spousal Consent Rules for Retirement Plans – Qualified Contracts.

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement  arrangement.

Defined Benefit Plans, Money Purchase Pension Plans, Defined Contribution Plans (including 401(k) plans) and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law generally requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Depending on the design of your plan, less stringent spousal consent rules may apply.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

Minimum Withdrawals. Certain Contracts require that any withdrawal must be at least $250. If your Units are worth less than $250, these Contracts may permit you to make a single withdrawal of all your Units. The amount withdrawn will be subject to any applicable deferred sales charges and, if you are withdrawing all of your Units, the full annual account charge will be automatically deducted regardless of when in the calendar year you make the withdrawal.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in good order, we will pay you the redemption amount (less any applicable deferred sales charges and account fees) within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances – for example, when the New York Stock Exchange is closed or trading is restricted.

Plan Expenses. Under certain Contracts, withdrawals may be made to pay expenses of the plan.

4.   Systematic Withdrawal Plan

If you are at least 59 1/2 years old and have Units equal to least $5,000, you may be able to participate in the Systematic Withdrawal Plan. However, participation in this program may have significant tax consequences and Participants should consult with their tax adviser before signing up.

Plan Enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse’s written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of your

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investment option during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form which we will provide to you on request.

Applicability of Deferred Sales Charge. No deferred sales charge is imposed on withdrawals made under the Systematic Withdrawal Plan. However, we reserve the right to impose a charge if you participate in the Systematic Withdrawal Plan for less than three years. A Participant in the Systematic Withdrawal Plan who is over 59 1/2 may make one additional withdrawal during each calendar year in an amount that does not exceed 10% of the aggregate value of his or her Units. This withdrawal will not be subject to any deferred sales charge. (Different procedures may apply if Prudential is not the recordkeeper for your Contract.)

Termination of Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Order of Withdrawals. When you participate in the Systematic Withdrawal Plan, withdrawals will be made first from your Companion Contract Units or fixed rate option Units, if any. Once all of these Units have been redeemed, systematic withdrawals will be made by redeeming your Units in the following order:

First, VCA 11 Units,

•	Next, VCA 10 Units,

•	Next, Units in the Equity Portfolio of the Series Fund,

•	Next, Units in the Diversified Bond Portfolio of the Series Fund,

•	Next, Units in the Conservative Balanced Portfolio of the Series Fund,

•	Next, Units in the Flexible Managed Portfolio of the Series Fund,

•	Next, Units in the Stock Index Portfolio of the Series Fund,

•	Next, Units in the Government Income Portfolio of the Series Fund, and

•	Next, Units in the Global Portfolio of the Series Fund.

5.  Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.

6.  Death Benefits

In the event a Participant dies before the income period under a Contract is completed, a death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units on the day we receive the claim in good order, less the annual account fee.

Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as an annuity, or a combination of the three, subject to the minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. If you do not make an election, your beneficiary may choose from these same four options within the time limit set by your retirement arrangement. If the beneficiary does not make the election within the time limit, he or she will receive a one-sum cash payment equal to the aggregate value of the Participant’s Units less the annual account fee.

Minimum Death Benefit. Under certain retirement arrangements, if you (or your beneficiary, if you did not) elected to have the death benefit paid in one-sum cash payment by redeeming all of your Units in one or more of the investment options, Prudential will add to the payment, if necessary, so that the death benefit is not less than the contributions made on your behalf (less any withdrawals, transfers and the annual account fee). Certain Contracts may provide for an even higher minimum amount.

ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the value of the Participant’s Units as of the date of the Participant’s death. In these cases, the spouse may consent to waive the benefit. The consent must be in a writing, acknowledge the effect of waiving the coverage, contain the signatures of both the Participant and the spouse and be notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in good order, 50% of the value of the Participant’s Units will be paid to the spouse, even if the Participant named someone else as

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the beneficiary. The remaining 50% will be paid to the designated beneficiary.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period – Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant’s Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the minimum distribution rules described below.

Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

7.   Discontinuance of Contributions

A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. If this happens, you may still make withdrawals in order to transfer amounts, purchase an annuity or for any other purpose – just as if contributions were still being made on your behalf. But if contributions are discontinued for a certain length of time (24 months in certain states, 36 in others) and your Units equal less than a certain amount ($1,000 in certain states, $2,000 in others), we have the right under some retirement arrangements to redeem your Units. In that case, you would receive the value of your Units – less the annual account charge – as of the date of cancellation.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 60 days’ notice to the Contractholder. (Some Contracts require 90 days’ advance notice.)

8.   Transfer Payments

Under most of the Contracts, you can transfer all or some of your Units from one investment option to another. In order to make a transfer, you need to provide us with a completed written transfer request form or a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.

Processing Transfer Requests. On the day we receive your transfer request in good order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in Units of the investment option you have selected. The value of the Units redeemed and of the Units in the new investment option will be determined by dividing the amount transferred by the Unit Value for that day for the respective investment option.

Different procedures may apply if recordkeeping services for your Contract are performed by an organization other than Prudential.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer Units from any of the investment options to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, tax-deferred annuities subject to Section 403(b) of the Internal Revenue Code or with an Individual Retirement Annuity, we will notify each Participant with Units as of the date of the Contractholder’s request. A Participant may then choose to keep his or her Units in the MEDLEY investment options or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in the MEDLEY investment options.

If a Contractholder stops contributions under a Contract used in connection with a deferred compensation plan subject to Section 457 of the Internal Revenue Code, Prudential has the right to transfer Participants’ Units from VCA 10, VCA 11 and VCA 24 to an alternate funding agency.

9.   Requests, Consents and Notices

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary

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the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and you will be asked to provide your personal identification number or other identifying information. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.

During times of extraordinary economic or market changes, telephone and other electronic instructions may be difficult to implement.

Some states may not allow these privileges.

10.  Prudential Mutual Funds

We may offer certain Prudential mutual funds as an alternative investment vehicle for existing MEDLEY Contractholders. These funds are managed by Prudential Investments LLC. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their MEDLEY Units for shares of the Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in the Prudential mutual funds for MEDLEY Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do have the same features – such as a minimum death benefit – as the MEDLEY Contracts.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change. After an offering, a Participant may only make transfers to the Prudential mutual funds to the extent his or her Units are not subject to a deferred sales charge.

Annual Account Fee. If a Participant exchanges all of his or her MEDLEY Units for shares in the Prudential mutual funds, the annual account fee under the Contract may be deducted from the Participant’s mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under Section 457 or in an individual retirement annuity under Section 408 of the Internal Revenue Code elects to exchange amounts in the Participant’s current MEDLEY account(s) for shares of Prudential mutual funds or vice versa. For 403(b) plans, exchanges from a MEDLEY account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a MEDLEY account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under the MEDLEY Program.

Non-Qualified Contracts. For tax reasons, Prudential does not intend to permit exchanges from a MEDLEY Contract to a Prudential mutual fund for Participants under a Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or that are otherwise associated.

11.  Loans

Many of the Contracts permit Participants to borrow against their Units. Like any other loan, the Participant is required to make periodic payments of interest plus a portion of the principal. These payments are then invested in the investment options chosen by the Participant or specified in the Contracts.

The ability to borrow, as well as the interest rate and other terms and conditions of these loans, may vary

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from Contract to Contract. Participants interested in borrowing should consult their Contractholder or  Prudential.

Loan Amount. In general (though not under all Contracts), the minimum loan amount is set out in the Contract documents, or if not specified, will be determined by Prudential. The most a Participant may borrow is the lesser of:

•	$50,000 reduced by the highest outstanding balance of loans during the one-year period preceding the date of the loan, or

•	50% of the value of the Participant’s Units.

This maximum is set by federal tax law and applies to all of your loans from any qualified retirement plan of your employer. Since we cannot monitor your loan activity relating to other plans, it is your responsibility to do so.

Failing to comply with these requirements or defaulting under a loan could have negative tax  consequences.

Fees. A loan application fee of up to $100 will be charged at the time the loan is made. This fee will be automatically deducted from your account. Prudential may charge a loan maintenance fee of up to $25 a year for its recordkeeping and other administrative services provided in connection with the loan. The loan maintenance fee, which is deducted quarterly, will be pro rated in the year in which the loan is repaid.

12.  Modified Procedures

Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different deferred sales charges and annual account charges than those described in this prospectus. They also may have different procedures for allocation, transfer and withdrawal requests. For more information, contact your Contractholder or third party recordkeeper.

THE ANNUITY PERIOD

1.  Electing the Annuity Date and the Form of Annuity

If permitted under federal tax law and your Contract, you may have all or any part of your Units in VCA 10, VCA 11 or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse’s consent must be signed, and notarized or witnessed by an authorized plan representative.

Withdrawals from VCA 10, VCA 11 and VCA 24 that are used to purchase a fixed-dollar annuity under the MEDLEY Program become part of Prudential’s general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential’s general account. Because of exemptive and exclusionary provisions, interest in the general account have not been registered under the Securities Act of 1933 (the Securities Act) nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the Securities or Investment Company Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed-dollar annuity that may be purchased under the Contracts. Disclosures regarding this annuity and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

2.  Available Forms of Annuity

Option 1 – Life annuity with payments certain.

If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a number of minimum payments that will be made – 60, 120, 180 or 240 months – so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for that period.

Option 2 – Annuity certain.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Option 1, these payments will only be paid during the period you have specified (60, 120, 180 or 240 months). If you pass away before the last payment is received, your beneficiary will continue to receive

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payments for that period. If you outlive the specified time period, you will no longer receive any annuity payments.

Option 3 – Joint and survivor annuity with payments certain.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime.

When you purchase this type of annuity you will be asked to:

•	specify the length of time you want the contingent annuitant to receive monthly payments in the same amount as the monthly payments you have received (this is called the period certain) and

•	set the percentage of the monthly payment – for example, 33% or 66% or even 100% – you want paid to the contingent annuitant after the period certain for the remainder of his or her lifetime.

If both you and the contingent annuitant pass away during the period certain, payments will be made to the properly designated beneficiary.

Not all of the above forms of annuity may be available under your retirement arrangements. The duration of a period certain annuity and the maximum survivor benefit payable under a joint and survivor annuity may be limited under federal tax law. In some cases, other forms of annuity are available under the Contracts.

3.   Purchasing the Annuity

Once you have selected the type of annuity, you must submit to Prudential a written election on a form that we will provide to you on request. Unless you request otherwise, the annuity will begin on the first day of the month after we have received your election form in good order and you will receive your first annuity payment within one month after that.

If you withdraw contributions to purchase an annuity, no deferred sales charge will apply. If it is necessary to withdraw all of your contributions in order to purchase the annuity, the full annual account charge will be charged unless the annuity becomes effective on January 1 of any year. The remainder – less any applicable taxes on annuity considerations – will be applied to the appropriate annuity purchase rate set forth in your Contract. (Prudential has the right to determine the amount of monthly payments from annuity purchase rates if they would provide a larger monthly payment than the rate shown in your Contract.)

The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If we modify the rates after ten years, the new rates will be guaranteed for the next ten years. A change in annuity purchase rates used for annuities described in Option 2 above will only apply to contributions made after the date of the change. A change in the rates under the other options will apply to all of your contributions.

Assignment

The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

Changes in the Contracts

We have the right under some Contracts to change the annual account fee and schedule of deferred sales charges after two years. In the event we decide to change the deferred sales charge schedule, the new charges will only apply to the contributions you withdraw after the change takes place. For this purpose, contributions will be treated as withdrawn on a first-in, first-out basis.

Some Contracts also provide that after they have been in effect for five years, Prudential may change:

•	the deduction from VCA 10, VCA 11 or VCA 24 assets for administrative expenses,

•	the terms and conditions under which a deferred sales charge is imposed,

•	the minimum contribution amount, and

•	the terms and amount of any transfer or withdrawal (provided these changes are permitted under law).

These changes would apply to all of your contributions, regardless of when they were made.

Some of the Contracts allow us to revise the annual annuity purchase rates from time to time and all of the Contracts permit us to make changes if we consider it necessary to comply with any laws or regulations. A Contract may also be changed at any time by agreement of the Contractholder and Prudential – however, no change will be made in this way that would adversely affect the rights of anyone who purchased an

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annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days’ prior notice.

We reserve the right to operate VCA 24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer certain of the Series Fund portfolios, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Series Fund that you hold under a Contract. Before we could do this, however, under current law we would have to obtain the SEC’s permission and notify the Contractholders.

Reports

At least once a year, you will receive a report from us showing the number of your Units in each of VCA 10, VCA 11 and VCA 24. You will also receive annual and semi-annual reports showing the financial condition of these investment options.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of the Series Fund annual and semi-annual reports unless we are directed otherwise.

Performance Information

Performance information for VCA 10, VCA 11 and the Series Fund portfolios may appear in advertisements and reports to current and prospective Contractholders and Participants. This performance information is based on actual historical performance and does not indicate or represent future performance.

Total return data is based on the overall dollar or percentage change in the value of a hypothetical investment. Total return quotations reflect changes in Unit Values and the deduction of applicable charges.

A cumulative total return figure reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

VCA 11 may also advertise its current and effective yield. Current yield reflects the income generated by an investment in VCA 11 over a specified seven day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.

Advertising materials may include biographical information relating to the portfolio manager, and may include or refer to commentary by the manager concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials also may include mention of Prudential Financial, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

From time to time, advertising materials may include information concerning retirement and investing for retirement, and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by Prudential Financial or its affiliates.

Federal Tax Status

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Tax-qualified Retirement Arrangements  Using the Contracts

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (Keogh plans), simplified employee pension plans (SEPs), individual retirement plan accounts (IRAs), and retirement programs governed by Internal Revenue Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex and you are advised to consult a qualified tax adviser.

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called Section 457 plans after the Internal Revenue Code section that governs their structure). Tax-exempt organizations or governmental employers considering the use of the Contracts to fund

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or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of “Entity Owners” below, which may be applicable in certain circumstances.

Contributions

In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.

Distribution or Withdrawal

When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special 10-year income averaging rule, which may be available to individuals born prior to January 1, 1936.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. The restrictions are discussed in the “Taxes on Withdrawals and Surrender” section below. Participants contemplating a withdrawal should consult a qualified tax adviser.

Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section 457 plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1/2 or (2) you retire. The following exceptions apply:

•	For a Section 403(b) plan, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date. However, amounts accruing under a Section 403(b) plan on or before December 31, 1986 may be required to be distributed by a certain age under other federal tax rules.

•	For IRAs or if you are a 5% owner of the Contractholder as defined under the Internal Revenue Code, distributions must begin by April 1 of the calendar year following the year you attain age 70 1/2.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS proposed regulations.

Distributions to beneficiaries are also subject to minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed within a certain time period. If distributions under an annuity option had already begun prior to your death, payments to the contingent annuitant or beneficiary must continue in accordance with the terms of that annuity option. Otherwise, distribution of the entire remaining interest generally must be made as periodic payments beginning no later than December 31 of the calendar year following your year of death, and continuing over a period based on the life expectancy of the designated beneficiary (or if there is no designated beneficiary and you die after your Required Beginning Date, over a period equal to your life expectancy as calculated immediately prior to your death). If your death occurs prior to your Required Beginning Date, the minimum distribution rules may also be satisfied by the distribution of your entire remaining interest by December 31 of the calendar year containing the fifth anniversary of your death.

Special rules apply where your spouse is your designated beneficiary.

If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.

Non-qualified Arrangements Using the Contracts

Taxes Payable by Participants

Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, you do not pay any tax as a result of any increase in the

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value of your investment options. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

Amounts you withdraw before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income has been withdrawn. Therefore, you will be taxed on the amount you withdraw before you start receiving annuity payments to the extent that the cash value of your Contract (without a reduction for any withdrawal charge) exceeds your premium payments.

If you take a loan against your Contract or if you pledge the Contract, that is generally treated as a withdrawal and you may be taxed.

If you transfer the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Penalty Taxes on Withdrawals and Annuity Payments

1.	Any taxable amount received under the Contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

•	the amount is paid on or after you attain age 59 1/2 or die;

•	the amount received is attributable to your becoming disabled, as defined under federal tax law;

•	the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; or

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

2.	If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon death of a Participant as discussed further below.

Required Distributions Upon Death of Participant

Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

•	If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

•

If the Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. The designated beneficiary is the person to whom ownership of the Con -

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tract passes by reason of death, and must be a natural person.

•	If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

Entity Owners

Where a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include Contracts held by an entity as an agent for a natural person, Contracts held under a qualified pension or profit sharing plan, a Section 403(b) plan or individual retirement plan (see discussion above) or Contracts that provide for immediate annuities.

Withholding

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements, individual retirement accounts, or individual retirement annuities are subject to tax withholding. You may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distributions.

Amounts that are received under a Contract used in connection with a nongovernmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

Death Benefits

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

Taxes on Prudential

VCA 10, VCA 11, and VCA 24 are not considered separate taxpayers for purposes of the Internal Revenue Code. The earnings of these accounts are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contracts periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Voting Rights

VCA 10 and VCA 11 may call meetings of their Participants, just like other mutual funds have shareholder meetings. Each Participant in VCA 10 has the right to vote at meetings of VCA 10 Participants and each Participant in VCA 11 has the right to vote at meetings of VCA 11 Participants. With respect to VCA 24, Prudential votes shares of the Series Fund on behalf of the VCA 24 Participants, as those Participants direct. (Participants and beneficiaries under certain Contracts used in connection with certain non-qualified annuity arrangements and deferred compensation plans established under Section 457 of the Internal Revenue Code Section 457 Contracts – may have different voting rights than those described above. If this applies to you, please refer to your Contract documents.)

Participant meetings are not necessarily held every year. VCA 10 and VCA 11 Participant meetings may be called for such purposes as to elect Committee Members, vote on amendments to investment management for such purposes as agreements, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 10 and VCA 11, a Participant meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants.

Prudential votes on behalf of the VCA 24 Participants on matters relating to the Series Fund. Participants can direct how Prudential will vote for them.

As a VCA 10 or VCA 11 Participant, you are entitled to the number of votes that corresponds to the total dollar amount of your units. (Again, this may not be the

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case for Section 457 Contracts.) To the extent Prudential has invested its own money in VCA 10 or VCA 11, it will be entitled to vote on the same basis as other Participants. Prudential’s votes will be cast in the same proportion that the other Participants vote – for example, if 25% of the Participants who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.

Sale and Distribution of the Contract

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is an indirect, wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

Litigation

Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2002 Prudential remained a party to approximately 44 individual sales practices actions filed by policyholders who “opted out” of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to “opt out” of the class action settlement. Prudential believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who “opted out” of the class settlements or who failed to “opt out” but nevertheless seek to proceed against Prudential. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential’s litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Prudential’s financial position.

28

Additional Information

Registration statements under the Securities Act have been filed with the SEC with respect to the Contracts. This prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

For further information, you may also contact Prudential’s office at the address or telephone number on the cover of this prospectus.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-800-458-6333. The Statement includes:

Table of Contents – Statement of Additional Information

29

Appendix

Some of the terms used in this Prospectus to describe the investment objective and policies of VCA 11 are further explained below.

The term “money market” refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. Government obligations, commercial paper, certificates of deposit and bankers’ acceptances, which are generally referred to as money market instruments.

“U.S. Government obligations” are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. Government which is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

“Bank obligations” include (1) “Certificates of deposit” which are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year);  (2) “Bankers’ acceptances” which are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity; and (3) “Time deposits” which are non-negotiable deposits in a bank for a fixed period of time.

“Commercial paper” consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued to finance current operations. Commercial paper ratings are as follows:

A Prime rating is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (Moody’s). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer: (2) economic evaluation of the issuer’s industry or industries and appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relating to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and  (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated A by Standard & Poor’s Ratings Group (S&P) has the following characteristics as determined by S&P; liquidity ratios are better than the industry average; long-term senior debt rating is A or better (in some cases, BBB credits may be acceptable); the issuer has access to at least two additional channels of borrowing and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer’s industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

“Other corporate obligations” are bonds and notes, loan participations and other debt obligations created by corporations, banks and other business organizations, including business trusts. Corporate bond ratings are as follows:

Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating), they comprise what are generally known as high-grade bonds. They are rated lower than the best bond because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

30

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. As with AAA bonds, prices of AA bonds move with the long-term money market.

A “first tier” security is either (1) an “eligible security” that is rated, or has been issued by an issuer that is rated with respect to comparable securities, in the highest rating category for such securities or issuers by two nationally recognized statistical rating organizations (“NRSROs”)* (or by only one NRSRO if it is the only NRSRO that has rated such security or issuer), or (2) is an unrated short-term security of comparable quality as determined by the investment manager under the supervision of the VCA 11 Committee.

A “second tier” security is any “eligible security” other than a “first-tier” security.

*	There are other NRSROs, in addition to S&P and Moody’s, that use similar methodologies to rate debt securities.

31

Financial Highlights for VCA 10

Income and Capital Changes Per Accumulation Unit*

(For an Accumulation Unit outstanding throughout the year)

The following financial highlights for the seven-year period ended December 31, 2002 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report thereon appears in VCA 10’s Annual Report dated December 31, 2002. The condensed financial information for each of the years prior to and including the period ended December 31, 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 10’s Annual Report which is available at no charge, as described on the back cover of this prospectus.

	Year Ended December 31,
	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993
Investment Income	$.0760	$.0963	$.1108	$.1232	$.0956	$.0757	$.0657	$.0609	$.0563	$.0855
Expenses
For investment management fee	(.0143)	(.0172)	(.0173)	(.0172)	(.0177)	(.0154)	(.0118)	(.0094)	(.0083)	(.0077)
For administrative expenses	(.0429)	(.0511)	(.0515)	(.0513)	(.0530)	(.0461)	(.0354)	(.0282)	(.0251)	(.0230)

Net investment income	.0188	.0280	.0420	.0547	.0249	.0142	.0185	.0233	.0229	.0548

Capital Changes
Net realized gain (loss) on investments	(.6619)	(.5812)	.4789	.2537	.8002	1.2761	.5085	.3850	.1947	.2763
Net change in unrealized appreciation (depreciation) on investments	(.8691)	(.2203)	.0322	(.2814)	(1.0426)	.3841	.5682	.4744	(.2148)	.2599

Net Increase (Decrease) in Unit Accumulation Value	(1.5122)	(.7735)	.5531	.0270	(.2175)	1.6744	1.0952	.8827	.0028	.5910

Accumulation Unit Value
Beginning of year	6.6018	7.3753	6.8222	6.7952	7.0127	5.3383	4.2431	3.3604	3.3576	2.7666
End of year	$5.0896	$6.6018	$7.3753	$6.8222	$6.7952	$7.0127	$5.3383	$4.2431	$3.3604	$3.3576

Total Return**	(22.91)%	(10.49)%	8.10%	.40%	(3.10)%	31.37%	25.81%	26.27%	0.08%	21.36%
Ratio of Expenses To Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of Net Investment Income to Average Net Assets**	.33%	.40%	.60%	.79%	.36%	.24%	.39%	.61%	.68%	1.78%

Portfolio Turnover Rate	70%	79%	77%	82%	49%	47%	52%	45%	32%	45%

Number of Units Outstanding For Participants at end of year (000’s omitted)	41,632	44,444	50,430	63,330	80,431	83,261	91,532	81,817	79,189	73,569

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
***	These calculations exclude Prudential’s equity in VCA 10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

32

Financial Highlights for VCA 11

Income and Capital Changes Per Accumulation Unit*

(For an Accumulation Unit outstanding throughout the year)

The following financial highlights for the seven-year period ended December 31, 2002 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report thereon appears in VCA 11’s Annual Report dated December 31, 2002. The condensed financial information for each of the years prior to and including the period ended December 31 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 11’s Annual Report which is available at no charge, as described on the back cover of this prospectus.

	Year Ended December 31,
	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993
Investment Income	$.0566	$.1255	$.1772	$.1378	$.1411	$.1353	$.1281	$.1313	$.0912	$.0682
Expenses
For investment management fee	(.0072)	(.0072)	(.0068)	(.0065)	(.0062)	(.0059)	(.0056)	(.0054)	(.0052)	(.0050)
For administrative expenses not covered by the annual account charge	(.0218)	(.0214)	(.0204)	(.0194)	(.0186)	(.0178)	(.0170)	(.0160)	(.0154)	(.0150)

Net increase in Unit Value	.0276	.0969	.1500	.1119	.1163	.1116	.1055	.1099	.0706	.0482

Unit Value
Beginning of year	2.9077	2.8108	2.6608	2.5489	2.4326	2.3210	2.2155	2.1056	2.0350	1.9868
End of year	$2.9353	$2.9077	$2.8108	$2.6608	$2.5489	$2.4326	$2.3210	$2.2155	$2.1056	$2.0350

Total Return**	0.95%	3.45%	5.63%	4.39%	4.78%	4.81%	4.76%	5.22%	3.47%	2.43%
Ratio of Expenses to Average Net Assets***	1.00%	1.00%	1.00%	.99%	.99%	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of Net Investment Income to Average Net Assets**	0.94%	3.38%	5.53%	4.29%	4.78%	4.73%	4.57%	5.08%	3.42%	2.40%

Number of Units Outstanding For Participants at end of year (000’s omitted)	30,128	27,387	28,305	34,100	34,882	35,757	38,315	34,136	35,448	29,421

*	Calculation by accumulating the actual per unit amounts daily
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
***	These calculations exclude Prudential’s equity in VCA 11.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

33

Financial Information

Participant Accumulation Unit Values for VCA 24

	Subaccounts

	Equity
	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95	01/01/94 to 12/31/94	01/01/93 to 12/31/93
Beginning of period (rounded)	$4.2619	$4.8374	$4.7195	$4.2286	$3.8962	$3.1487	$2.6769	$2.0541	$2.0136	$1.6646
End of period (rounded)	$3.2844	$4.2619	$4.8374	$4.7195	$4.2286	$3.8962	$3.1487	$2.6769	$2.0541	$2.0136
Accumulation Units Outstanding at end of period (000 omitted)	61,697	66,361	78,814	93,084	111,855	141,162	132,455	118,394	99,323	79,985

	Subaccounts

	Diversified Bond
	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95	01/01/94 to 12/31/94	01/01/93 to 12/31/93
Beginning of period (rounded)	$2.7174	$2.5575	$2.3475	$2.3829	$2.2404	$2.0789	$2.0065	$1.6746	$1.7435	$1.5950
End of period (rounded)	$2.8913	$2.7174	$2.5575	$2.3475	$2.3829	$2.2404	$2.0789	$2.0065	$1.6746	$1.7435
Accumulation Units Outstanding at end of period (000 omitted)	18,903	18,536	18,285	20,408	23,260	19,114	20,280	16,898	14,575	14,481

	Subaccounts

	Flexible Managed
	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95	01/01/94 to 12/31/94	01/01/93 to 12/31/93
Beginning of period (rounded)	$3.1194	$3.3343	$3.4074	$3.1844	$2.9103	$2.4854	$2.2038	$1.7886	$1.8609	$1.6223
End of period (rounded)	$2.7022	$3.1194	$3.3343	$3.4074	$3.1844	$2.9103	$2.4854	$2.2038	$1.7886	$1.8609
Accumulation Units Outstanding at end of period (000 omitted)	33,105	34,907	39,919	47,774	53,275	64,184	59,681	51,419	44,729	36,035

	Subaccounts

	Conservative Balanced
	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95	01/01/94 to 12/31/94	01/01/93 to 12/31/93
Beginning of period (rounded)	$2.8373	$2.9177	$2.9538	$2.7909	$2.5165	$2.2364	$1.9993	$1.7175	$1.7473	$1.5691
End of period (rounded)	$2.5626	$2.8373	$2.9177	$2.9538	$2.7909	$2.5165	$2.2364	$1.9993	$1.7175	$1.7473
Accumulation Units Outstanding at end of period (000 omitted)	33,125	34,954	39,984	47,902	51,101	51,297	50,029	46,873	43,594	36,932

	Subaccounts

	Stock Index
	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95	01/01/94 to 12/31/94	01/01/93 to 12/31/93
Beginning of period (rounded)	$5.2818	$6.0491	$6.6972	$5.5972	$4.3910	$3.3302	$2.7378	$2.0123	$2.0072	$1.8440
End of period (rounded)	$4.0795	$5.2818	$6.0491	$6.6972	$5.5972	$4.3910	$3.3302	$2.7378	$2.0123	$2.0072
Accumulation Units Outstanding at end of period (000 omitted)	58,988	62,175	70,145	80,502	78,885	85,941	80,572	51,701	40,522	32,178

	Subaccounts

	Global
	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95	01/01/94 to 12/31/94	01/01/93 to 12/31/93
Beginning of period (rounded)	$2.2884	$2.7979	$3.4236	$2.3269	$1.8815	$1.7836	$1.4975	$1.3020	$1.3791	$0.9707
End of period (rounded)	$1.7008	$2.2884	$2.7979	$3.4236	$2.3269	$1.8815	$1.7836	$1.4975	$1.3020	$1.3791
Accumulation Units Outstanding at end of period (000 omitted)	26,365	27,755	33,852	35,992	37,297	37,576	33,505	24,439	21,739	12,368

	Subaccounts

	Government Income
	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95	01/01/94 to 12/31/94	01/01/93 to 12/31/93
Beginning of period (rounded)	$2.0416	$1.9031	$1.7011	$1.7614	$1.6267	$1.6267	$1.4943	$1.4730	$1.2421	$1.3196
End of period (rounded)	$2.2708	$2.0416	$1.9031	$1.7011	$1.7614	$1.7614	$1.6267	$1.4943	$1.4730	$1.2421
Accumulation Units Outstanding at end of period (000 omitted)	20,931	16,319	14,712	17,652	20,924	20,924	17,033	17,697	17,289	16,140

34

For More Information

Additional information about the Contracts can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and  strategies that significantly affected the Contracts’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Contracts:

Call toll-free 1-800-458-6333

or

Write to

The Prudential Variable Contract Account 10, 11  or 24

c/o Prudential Retirement Services

30 Scranton Office Park

Scranton, PA 18507-1789

You can also obtain copies of Contract documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-0102

(The SEC charges a fee to copy documents.)

In Person:

Public Reference Room

in Washington, DC

(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:

http://www.sec.gov

SEC File No.

The Prudential Variable Contract Account 10    2-76580

The Prudential Variable Contract Account 11    2-76581

The Prudential Variable Contract Account 24    33-12362

35

The Prudential Insurance Company of America Prudential Retirement Services 30 Scranton Office Park Scranton, PA 18507-1789	PRESORT STANDARD U.S. POSTAGE PAID Permit #8048 NEW YORK, NY

MD.PU.008.0501

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

THE MEDLEY(SM) PROGRAM

GROUP VARIABLE CONTRACTS

issued through

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT –10	THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT –11

THE PRUDENTIAL

VARIABLE CONTRACT ACCOUNT-24

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10, a separate account primarily invested in common stocks, in The Prudential Variable Contract Account-11, a separate account invested in money market instruments, or in one or more of the seven Subaccounts of The Prudential Variable Contract Account-24. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2003, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Retirement Services, 30 Scranton Office Park, Scranton, PA 18507-1789, or by telephoning 1-800-458-6333.

1

2

INVESTMENT MANAGEMENT

AND ADMINISTRATION OF

VCA 10, VCA 11 AND VCA 24

The Manager of VCA 10 and VCA 11 is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with VCA 10 and VCA 11, comprise the Prudential mutual funds. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion.

The assets of each Subaccount of VCA 24 are invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the “Fund”). The Prospectus and Statement of Additional Information of the Fund describes the investment management and administration of the Fund and its various portfolios.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc.

Pursuant to Management Agreements with VCA 10 and VCA 11 (the Management Agreements), PI, subject to the supervision of the VCA 10 Committee and the VCA 11 Committee (the “VCA Committees”) and in conformity with the stated policies of VCA 10 and VCA 11, manages both the investment operations of VCA 10 and VCA 11 and the composition of VCA 10’s portfolio and VCA 11’s portfolio, including the purchase, retention disposition and loan of securities and other assets. PI is obligated to keep certain books and records of VCA 10 and VCA 11 in connection therewith. PI has hired subadvisers to provide investment advisory services to VCA 10 and VCA 11. PI also administers VCA 10’s and VCA 11’s corporate affairs and, in connection therewith, furnishes both VCA 10 and VCA 11 with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank & Trust Company, VCA 10’s and VCA 11’s custodian (the Custodian). The management services of PI to VCA 10 and VCA 11 are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

During the terms of these Agreements for VCA 10 and VCA 11, PI bears the following expenses:

(a)	the salaries and expenses of all Committee members, officers, and employees of VCA 10 and VCA 11, and PI,

(b)	all expenses incurred by PI in connection with managing the ordinary course of VCA 10’s and VCA 11’s business, other than those assumed by VCA 10 and VCA 11 herein,

(c)	the costs and expenses payable to each Subadviser pursuant to Subadvisory Agreements,

(d)	the registration of VCA 10 and VCA 11 and their shares of capital stock for the offer or sale under federal and state securities laws,

(e)	the preparation, printing and distribution of prospectuses for VCA 10 and VCA 11, and advertising and sales literature referring to VCA 10 and VCA 11 for use and offering any security to the public,

(f)	the preparation and distribution of reports and acts of VCA 10 and VCA 11 required by and under federal and state securities laws,

(g)	the legal and auditing services that may be required by VCA 10 and VCA 11,

(h)	the conduct of annual and special meetings of persons having voting rights, and

(i)	the custodial and safekeeping services that may be required by VCA 10 and VCA 11.

VCA 10 and VCA 11 assume and will pay the expenses described below:

(a)	brokers’ commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 10 and VCA 11 in connection with its securities and futures transactions,

(b)	all taxes and corporate fees payable by VCA 10 and VCA 11 to federal, state or other governmental agencies,

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(c)	the cost of fidelity, Committee members’ and officers’ and errors and omissions insurance,

(d)	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 10’s and VCA 11’s business, and

(e)	any expenses assumed by VCA 10 and VCA 11 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the Investment Company Act of 1940 (the “Investment Company Act”).

VCA 10 and VCA 11 each pay a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rate of 0.25% and 0.25%, respectively, of the average daily net assets of VCA 10 and VCA 11. During 2002, 2001, and 2000, PI received $628,017, $795,917 and $948,423, respectively, from VCA 10 and $246,004, $198,026 and $209,538, respectively, from VCA 11 for advisory fees. The Management Agreements provide that the Manager shall not be liable to VCA 10 or VCA 11 for any error of judgment by the Manager or for any loss sustained by VCA 10 or VCA 11 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreements provide that they shall terminate automatically if assigned, as defined in the Investment Company Act, and that they may be terminated without penalty by either the Manager or VCA 10 or VCA 11 (by the Committee Members or vote of at majority of the outstanding voting securities of VCA 10 or VCA 11, as defined in the Investment Company Act) upon not more than 60 days’ nor less than 30 days’ written notice.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 10 or VCA 11. Fee waivers and subsidies will increase VCA 10’s and VCA 11’s total return. These voluntary waivers may be terminated at any time without notice.

PI has entered into Subadvisory Agreements with Jennison Associates LLC (Jennison) with respect to VCA 10, and Prudential Investment Management, Inc. (PIM), with respect to VCA 11. The Subadvisory Agreements provides that Jennison and PIM furnish investment advisory services in connection with the management of VCA 10 and VCA 11, respectively. In connection therewith, Jennison and PIM are obligated to keep certain books and records of VCA 10 and VCA 11. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison’s performance of those services. Pursuant to the Subadvisory Agreement with Jennison, PI compensates Jennison at the rate of 0.20% of VCA 10’s average daily net assets. During 2002, 2001 and 2000, respectively, Jennison received $513,945, $636,734 and $0 from PI for subadvisory fees. Pursuant to the Subadvisory Agreement with PIM, PI compensates PIM at the rate of 0.06% of VCA 11’s average daily net assets. During 2002 2001 and 2000, respectively, PIM received $60,717, $47,526 and $0 from PI for subadvisory fees.

The Subadvisory Agreements provides that they will terminate in the event of assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreements. The Subadvisory Agreements may be terminated by VCA 10 or VCA 11, or by Jennison or PIM, upon not less than 30 days’ nor more than 60 days’ written notice. The Subadvisory Agreements provides that they will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(b)	Matters Considered by the VCA 10 Committee and the VCA 11 Committee

The Management and Subadvisory Agreements were last approved by the VCA 10 Committee and the VCA 11 Committee, including all of the Independent Committee Members on May 21, 2002 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the VCA 10 Committee and the VCA 11 Committee primarily considered, with respect to VCA 10 and VCA 11, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to VCA 10 and VCA 11. The VCA 10 Committee and the VCA 11 Committee requested and evaluated reports from PI, Jennison, and PIM that addressed specific factors designed to inform the Committee’s consideration of these and other issues.

With respect to the nature and quality of the services provided, the VCA 10 Committee and the VCA 11 Committee considered the performance of VCA 10 and VCA 11 in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of performance compared to such indices and peer groups, over the past one, three, five and ten years. The VCA 10 Committee and the VCA 11 Committee also considered the quality of brokerage execution provided by PI and the subadvisor. The VCA 10 Committee and the VCA 11 Committee reviewed PI’s, Jennison’s and PIM’s use of brokers or dealers in transactions that provided research and other services to them, and the benefits derived by VCA 10 and VCA 11 from such services. The VCA 10 Committee and the VCA 11 Committee also considered PI’s, Jennison’s and PIM’s positive compliance history, as they have been free of significant compliance problems.

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With respect to the overall fairness of the Management and Subadvisory Agreements, the VCA 10 Committee and the VCA 11 Committee primarily considered the fee structure of the Agreements and the profitability of PI, Jennison, and PIM and their affiliates from their association with VCA 10 and VCA 11. The VCA 10 Committee and the VCA 11 Committee reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to VCA 10 and VCA 11. The VCA 10 Committee and the VCA 11 Committee each noted that the fee rates paid by VCA 10 and VCA 11 to the PI were below the median compensation paid by comparable funds. In concluding that the benefits accruing to the PI, Jennison, and PIM and their affiliates by virtue of their relationship to VCA 10 and VCA 11 were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to VCA 10 and VCA 11, the VCA 10 Committee and the VCA 11 Committee reviewed specific data as to the PI’s, Jennison’s, and PIM’s profit or loss for the recent period and carefully examined their cost allocation methodology. These matters were also considered by the Independent Committee Members meeting separately.

Prudential is responsible for the administrative and recordkeeping functions of VCA 10, VCA 11 and VCA 24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants’ Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

VCA 10 and VCA 11 operate under a manager-of-managers structure. PI is authorized to select (with approval of each Committee’s independent members) one or more subadvisers to handle the actual day-to-day investment management of VCA 10 and VCA 11. PI monitors each subadviser’s performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser’s agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for allocating assets among the subadvisers if an Account has more that one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the account’s assets, and PI can change the allocations without Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.

The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (“SEC”). The current order permits us to hire or amend subadvisory agreements, without participant approval, only with subadvisers that are not affiliated with Prudential Financial, Inc.

THE CURRENT ORDER IMPOSES THE FOLLOWING CONDITIONS:

1.	PI will provide general management and administrative services to VCA 10 and VCA 11 including overall supervisory responsibility for the general management and investment of each Account’s securities portfolio, and, subject to review and approval by each Committee, will (a) set each Account’s overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate an Account’s assets among its subadvisers in those cases where an Account has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with each Account’s investment objectives, policies, and restrictions.

2.	Before an Account may rely on the order, the operation of the Account in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.

3.	VCA 10 and VCA 11 will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in an Account’s subadvisory agreement. VCA 10 and VCA 11 will meet this condition providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to participants of the Account a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4.	VCA 10 and VCA 11 will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5.

No Committee member or officer of an Account or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such Committee member, director of officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b)

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ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicy-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6.	PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of an Account or PI other than by reason of serving a subadviser to one or more Accounts or other investment companies (an “Affiliated Subadviser”) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the applicable Account.

7.	At all times, a majority of the members of each Committee will be persons each of whom is not an “interested person” of the Account as defined in Section 2(a)(19) of the Investment Company Act (“Independent Members”), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.

8.	When a subadviser change is proposed for an Account with an Affiliated Subadviser, the Committee, including a majority of the Independent Members, will make a separate finding, reflected in the Committee’s minutes, that such change is in the best interests of the Account and its participants and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

VCA 10 and VCA 11 have applied for an amendment to the current order or a new order from the SEC permitting us to (1) hire one or more new affiliated subadvisers without participant approval, (2) amend existing agreements with affiliated subadvisers without shareholder approval, and (3) disclose only the aggregate fees (both as a dollar amount and as a percentage of the Account’s net assets) paid to each unaffiliated subadviser (“Aggregate Fee Disclosure”) by PI, not each Account. We will, of course, comply with any conditions imposed by the SEC under any new or amended order.

During 2002, 2001, and 2000, Prudential received $2,514,628, $3,185,953 and $3,794,117, respectively, from VCA 10 and $984,800, $792,744, and $838,480, respectively, from VCA 11 for administrative expenses and for providing management services.

A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in each Subaccount of VCA 24. All of this charge is for administrative expenses not covered by the annual account charge. During 2002, 2001 and 2000, Prudential received $6,480,907, $7,681,638, and $10,027,193, respectively, in daily charges for VCA 24.

An annual account charge for administrative expenses of not greater than $30 may be assessed against a Participant’s Accumulation Account. During 2002, 2001, and 2000, Prudential collected $67,418, $66,645, and $78,078, from VCA 10 and $63,891, $30,931, and $30,668, respectively, from VCA 11 in annual account charges. During 2002, 2001, and 2000, Prudential collected $102,415, $96,541, and $104,406, in annual account charges from VCA 24.

A deferred sales charge is also imposed on certain withdrawals from the Accounts and Subaccounts. The deferred sales charges imposed on withdrawals from VCA 10 during 2002, 2001, and 2000, were $4,859, $6,574, and $10,900, respectively. The deferred sales charges imposed on VCA 11 withdrawals during 2002, 2001 and 2000, were $4,073, $3,276 and $3,750, respectively. During 2002, 2001 and 2000, the deferred sales charges imposed on withdrawals from VCA 24 were $15,410, $29,581, and $65,870, respectively.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10

In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA 10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 10’s total assets, more than 5% of VCA 10’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 10’s total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 10 except that VCA 10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (“NASDAQ”).

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 10 except that VCA 10 may purchase and sell financial futures contracts and related options.

Loans. VCA 10 will not lend money, except that loans of up to 10% of the value of VCA 10’s total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by

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institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be “loans” for this purpose and may be entered into or purchased by VCA 10 in accordance with its investment objectives and policies.

Borrowing. VCA 10 will not issue senior securities, borrow money or pledge its assets, except that VCA 10 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 10 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 10 will not purchase securities on margin (but VCA 10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA 10 will not underwrite the securities of other issuers, except where VCA 10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 10 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 10 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10

The VCA 10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 10.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Provided, however, that VCA 10 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 10 will not make short sales of securities or maintain a short position, except that VCA 10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and interest rate swap agreements are not deemed to be short sales.

Illiquid Securities. No more than 15% of the value of the net assets held in VCA 10 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 11

In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 11 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 11 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 11’s total assets, more than 5% of VCA 11’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 11’s total assets (determined at the time of the investment) would be invested in a single industry. Notwithstanding this restriction, there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 11.

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 11.

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Loans. VCA 11 will not lend money, except that it may purchase debt obligations in accordance with its investment objective and policies and may engage in repurchase agreements.

Borrowing. VCA 11 will not issue senior securities, borrow money or pledge its assets, except that VCA 11 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 11 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis is not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 11 will not purchase securities on margin (but VCA 11 may obtain such short-term credits as may be necessary for the clearance of transactions).

Underwriting of Securities. VCA 11 will not underwrite the securities of other issuers, except where VCA 11 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 11 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 11 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 11

The VCA 11 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 11.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 11 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act as amended, and the rules and regulations thereunder. Provided, however, that VCA ll may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 11 will not make short sales of securities or maintain a short position.

Illiquid Securities. No more than 10% of the value of the net assets held in VCA 11 will be invested in illiquid securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days). Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that they have adopted, VCA 10 and VCA 11 must limit their investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, each Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

1.	An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. “Institution” includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2.	The stock of a corporation may not be purchased unless (a) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (b) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3.	Any common stock purchased must be (a) listed or admitted to trading on a securities exchange in the United States or Canada; or (b) included in the National Association of Securities Dealers’ national price listings of “over-the-counter” securities; or (c) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

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4.	Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Accounts.

VCA 10 and VCA 11 each has adopted a Code of Ethics. In addition, PI, PIM, Jennison and PIMS have each adopted a Code of Ethics (the “Codes”). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Account. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Account is making such investments. VCA 24 is not required to adopt a Code of Ethics because it invests only in shares of the Series Fund portfolios. These Codes of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These Codes of Ethics are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies on these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Station Washington, D.C. 20549-0102.

ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS

As described in the prospectus, VCA 10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.

VCA 10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called the “variation margin,” are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.” There are several risks associated with the use of futures contracts for hedging purposes. While VCA 10’s hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 10’s return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA 10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 10 from liquidating an unfavorable position and VCA 10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

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ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the prospectus, VCA 10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.

In addition to those described in the prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 10 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The purchase and sale of over-the-counter (“OTC”) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 10 originally wrote the OTC option. There can be no assurance that VCA 10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 10 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA 10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the NASDAQ or that result from privately negotiated transactions with broker-dealers (“OTC options”). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA 10 will write only “covered” options on stocks. A call option is covered if: (1) VCA 10 owns the security underlying the option; or (2) VCA 10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

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VCA 10 may also purchase “protective puts” (i.e., put options acquired for the purpose of protecting VCA 10 security from a decline in market value). The loss to VCA 10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA 10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may purchase call options for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA 10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA 10 will write only “covered” options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA 10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 10 will also segregate or deposit for the benefit of VCA 10’s broker cash or liquid unencumbered assets equivalent to the amount, if any, by which the put is “in the money.” It is contemplated that VCA 10’s use of straddles will be limited to 5% of VCA 10’s net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 10’s net assets at the time the straddle is written).

VCA 10 may purchase “protective puts” in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 10 purchases a put option on an underlying security it owns.

VCA 10 may also purchase call options on debt securities for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA 10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA 10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the “multiplier”). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

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VCA 10 will write only “covered” options on stock indices. A call option is covered if VCA 10 follows the segregation requirements set forth in this paragraph. When VCA 10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or “qualified securities” (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 10 has not written a stock call option and which has not been hedged by VCA 10 by the sale of stock index futures. When VCA 10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 10’s holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 10 will so segregate, escrow, or pledge an amount in cash, U.S. Government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 10’s obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA 10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

A put option is covered if: (1) VCA 10 holds in a segregated account cash, U.S. Government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 10 may purchase put and call options on stock indices for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 10. Price movements in VCA 10’s equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 10 bears the risk that the price of the securities held by VCA 10 may not increase as much as the index. In such event, VCA 10 would bear a loss on the call which is not completely offset by movement in the price of VCA 10’s equity securities. It is also possible that the index may rise when VCA 10’s securities do not rise in value. If this occurred, VCA 10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 10 has written a call, there is also a risk that the market may decline between the time VCA 10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 10 is able to sell stocks in its portfolio. As with stock options, VCA 10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 10 would be able to deliver the underlying securities in settlement, VCA 10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

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Although VCA 10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies. VCA 10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 10’s successful use of options on foreign currencies depends upon the investment manager’s ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA 10 may enter into certain transactions involving options on futures contracts. VCA 10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA 10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA 10’s successful use of forward contracts depends upon the investment manager’s ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

INTEREST RATE SWAP TRANSACTIONS

VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same-to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its

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obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager’s prediction of interest rate movements is incorrect, VCA 10’s total return will be less than if the Account had not used swaps. In addition, if the counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

LOANS OF PORTFOLIO SECURITIES

VCA 10 and VCA 11 may from time to time lend their portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 10 and VCA 11 will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. VCA 10 and VCA 11 will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but VCA 10 and VCA 11 would be unsecured creditors with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

VCA 10 and VCA 11 will not lend their portfolio securities to borrowers affiliated with Prudential, including Prudential Securities Incorporated. This will not affect the Accounts’ ability to maximize their securities lending opportunities.

PORTFOLIO TURNOVER RATE

VCA 10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases and sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 10 seeks long term capital growth rather than short term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by VCA 10. It is not anticipated that under normal circumstances the annual portfolio turnover rate would exceed 100%. During 2002 and 2001 the total portfolio turnover rate for VCA 10 was 70% and 79% respectively.

PORTFOLIO BROKERAGE AND RELATED PRACTICES

The respective subadvisor is responsible for decisions to buy and sell securities for VCA 10 and VCA 11, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities for VCA 10 will be executed primarily through brokers who will receive a commission paid by the Account. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for portfolio transactions of the Accounts, primary consideration is given to obtaining the most favorable price and best execution. An attempt is made to effect each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best execution available.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generallyprevailing commission rates. Periodically, PI and Jennison review the allocation among brokers of orders for equity securities and the commissions that were paid.

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When selecting a broker or dealer in connection with a transaction for either Account, consideration is given to whether the broker or dealer has furnished PI, Jennison, or PIM with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution.

These services include statistical and economic data and research reports on particular companies and industries. PI, Jennison, and PIC use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for an Account may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data and services may be used in providing investment management for one or both of the Accounts. Although PI’s present policy is not to permit higher spreads or commissions to be paid on transactions for the Accounts in order to secure research and statistical services from brokers or dealers, PI might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of an Account’s Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

When investment opportunities arise that may be appropriate for more than one entity for which PI or a subadvisor serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity’s investment objectives and its current cash and investment positions. Because the various entities for which PI or a subadvisor acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.

An affiliated broker may be employed to execute brokerage transactions on behalf of the Accounts as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 2002, 2001 and 2000, the total dollar amount of commissions paid by VCA 10 to an affiliated broker, Prudential Securities Incorporated, was $0, $0 and $3,042, respectively, which represented 0%, 0%, and 0.3%, respectively, of the aggregate brokerage commissions paid by VCA 10. For 2002, 2001 and 2000 Prudential Securities effected 0%, 0%, and 0.4%, respectively, of the transactions involving the payment of commissions on an aggregate dollar basis. The Accounts may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

PI, Jennison, or PIM may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Accounts.

During 2002, 2001 and 2000, $650,663, $847,747 and $966,183, respectively, was paid to various brokers in connection with securities transactions for VCA 10.

CUSTODY OF SECURITIES

State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian of the assets of VCA 10 and VCA 11 and maintains certain books and records in connection therewith.

PERFORMANCE INFORMATION

The tables below provide performance information for each variable investment option through December 31, 2002. The performance information is based on historical experience and does not indicate or represent future performance.

ANNUAL AVERAGE TOTAL RETURN

Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2002 in VCA 10, VCA 11 and the following subaccounts of VCA 24: Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, Stock Index, Equity and Global. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract.

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TABLE 1

AVERAGE ANNUAL TOTAL RETURN ASSUMING WITHDRAWAL

	ONE YEAR ENDED 12/31/02	FIVE YEARS ENDED 12/31/02	TEN YEARS ENDED 12/31/02
VCA 10	-29.14%	-7.04%	6.14%
VCA 11	-5.14%	3.40%	3.91%
VCA 24:
Diversified Bond
Government Income
Conservative Balanced
Flexible Managed
Stock Index
Equity
Global

The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula:
P(1+T)n = ERV. In the formula, P is a hypothetical investment or contribution of $1,000; T is the average annual total return; n is the number of years; and ERV is the withdrawal value at the end of the periods shown. The annual account charge is prorated among the investment options available under MEDLEY, including the Companion Contract, in the same proportions as the aggregate annual contract fees are deducted from each option. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period.

NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the contributions or investments are not withdrawn at the end of the period or that the Participant annuitizes at the end of the period.

TABLE 2

AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

	ONE YEAR ENDED 12/31/02	FIVE YEARS ENDED 12/31/02	TEN YEARS ENDED 12/31/02
VCA 10	-22.91%	-6.21%	6.28%
VCA 11	0.95%	3.83%	3.98%
VCA 24:
Diversified Bond
Government Income
Conservative Balanced
Flexible Managed
Stock Index
Equity
Global

Table 3 shows the cumulative total return for the above investment options, assuming no withdrawal.

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TABLE 3

CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

	ONE YEAR ENDED 12/31/02	FIVE YEARS ENDED 12/31/02	TEN YEARS ENDED 12/31/02
VCA 10	-22.91%	-27.43%	83.96%
VCA 11	0.95%	20.66%	47.73%
VCA 24:
Diversified Bond
Government Income
Conservative Balanced
Flexible Managed
Stock Index
Equity
Global

VCA 11 YIELD

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit of VCA 11 at the beginning of the period, subtracting a prorated portion of the annual account charge as explained above, and dividing the difference by the value of the account at the beginning of the base period, and then multiplying the base period by (365/7), with the resulting figure carried to the nearest hundred of 1%.

The yield reflects the deduction of the 1% charge for administrative expenses and investment management, but does not reflect the deferred sales charge. The current yield for VCA 11 for the seven day period ended December 31, 2002 was     %.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to following formula:

Effective Yield = [(base period return + 1)365/7]-1.

The yields on amounts held in VCA 11 will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

THE VCA 10 AND VCA 11 COMMITTEES AND OFFICERS

VCA 10 and VCA 11 are managed by The Prudential Variable Contract Account 10 Committee and The Prudential Variable Contract Account 11 Committees (the VCA Committees). The members of the VCA Committees are elected by the persons having voting rights in respect of the VCA 2 Account and the VCA 10 Account. The affairs of the Accounts are conducted in accordance with the Rules and Regulations of the Accounts.

Information pertaining to the Committee Members of VCA 10 and VCA 11 (Committee Members) is set forth below. Committee Members who are not deemed to be “interested persons” of VCA 10 and VCA 11 as defined in the 1940 Act, as amended (the Investment Company Act or the 1940 Act) are referred to as “Independent Committee Members.” Committee Members who are deemed to be “interested persons” of VCA 10 and VCA 11 are referred to as “Interested Committee Members.” “Fund Complex” consists of VCA 10 and VCA 11 and any other investment companies managed by PI.

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Independent Committee Members

Name, Address** and Age	Position With VCA Committees	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Committee Member	Other Directorships Held by the Committee Member****
Saul K. Fenster, Ph.D. (70)	Committee Member	Since 1985

Currently President Emeritus of New Jersey Institute of Technology; formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) Society of Manufacturing Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

				79	Member (since 2000), Board of Directors of IDT Corporation.

W. Scott McDonald, Jr. (5)	Committee Member	Since 1985	Vice President (since 1997) of Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1993-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former director of School, College and University Underwriters Ltd.	79

Joseph Weber, Ph.D (78)[1]	Committee Member	Since 1985	Vice President, Finance, Interclass (international corporate learning) since 1991; formerly President, The Alliance for Learning; retired Vice President, Member of the Board of Directors and Member of the Executive and Operating Committees, Hoffmann-LaRoche Inc; Member, Board of Overseers, New Jersey Institute of Technology. Trustee and Vice Chairman Emeritus, Fairleigh Dickinson University.	4

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Interested Committee Members

Name, Address** and Age	Position With VCA Committees	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Committee Member	Other Directorships Held by the Committee Member****
David R. Odenath, Jr. (46)	Chairman and Committee Member	Since 1999	Formerly President Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1992 -May 1999) of PaineWebber Group, Inc.	115	—

Information pertaining to the Officers of the VCA Accounts who are not also Committee Members is set forth below.

Officers

Name, Address** and Age	Position With VCA Committees	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Robert F. Gunia (55)	Vice President	Since 1999

Executive Vice President and Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (PSI) formerly Chief Administrative Officer (July 1989-September 1996), Director (January 1989-September 1996) and Executive Vice President, Treasurer and Chief Financial Officer (June 1987-December 1996) of PMF.

Judy A. Rice (55)	Vice President	Since 2001

President, Chief Executive Officer, III — Chief Operating Officer and Officer-In-Charge (since 2003) of PI; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; member of Board of Governors of the Money Management Institute.

Jonathan D. Shain (44)	Secretary	Since 2001

Vice President and Corporate Counsel (since August 1998) of Prudential; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998) and Associate Counsel (August 1994-January 1997) of New York Life Insurance Company.

Grace C. Torres (43)	Treasurer and Principal Financial and Accounting Officer	Since 1997	Senior Vice President (since January 2000) of PI; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jeffrey Scarbel (39)	Assistant Treasurer	Since 2000	Vice President (since November 2000) of PI; formerly Director (October 1996-November 2000) of PI.

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Marguerite E.H. Morrison (47)	Assistant Secretary	Since 2002

Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Assistant Secretary (since February 2001) of PI; Vice President and Assistant Secretary of PIMS (since October 2001), previously Vice President and Associate General Counsel (December 1996-February 2001) of PI and Vice President and Associate General Counsel (September 1987-September 1996) of PSI.

Maryanne Ryan (38)	Anti-Money Laundering Compliance Officer	Since 2002	Vice President, Prudential (since November 1998); First Vice President of PSI (March 1997-May 1998).

[1]	Mr. Weber is scheduled to retire from the Committees as of June 30, 2003.

*	Interested Committee Member, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below) and/or the Distributor (as defined below).

**	Unless otherwise noted, the address of the Committee Members and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

***	There is no set term of office for Committee Members and Officers. The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Committee Member and/or Officer.

****	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

Committee Members are also trustees, directors and officers of some or all of the other investment companies advised by PI and distributed by PIMS.

The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. The Committees have adopted an exemption permitting Mr. Weber to serve until June 30, 2003.

Pursuant to the Management Agreements with VCA 10 and VCA 11, the Manager pays all compensation of officers and employees of each VCA Account as well as the fees and expenses of all Committee Members.

Standing Subcommittees

The VCA Committees have established two standing subcommittees in connection with governance of the VCA Accounts—Audit and Nominating.

The Audit Committee consists of all of the Independent Committee Members. The responsibilities of the Audit Committee are to assist the Committee Members in overseeing the VCA Accounts’ independent accountants, accounting policies and procedures, and other areas relating to each VCA Account’s auditing processes. The scope of the Audit Committee and the VCA Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent accountants’ responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended December 31, 2002.

The Nominating Committee consists of all of the Independent Committee Members. This Committee interviews and recommends to the VCA Committees persons to be nominated for election as Committee Members by the VCA Accounts’ persons having voting rights and selects and proposes nominees for election by the VCA Committees between annual meetings. This Committee does not normally consider candidates proposed by persons having voting rights for election as Committee Members. The Nominating Committee reviews each Committee Member’s investment in the VCA Accounts, matters relating to Committee Member

20

compensation and expenses and compliance with the VCA Accounts’ retirement policy. The Nominating Committee also reviews the independence of Committee Members serving on the VCA Committees and recommends to the VCA Committees Independent Committee Members to be selected for membership on the VCA Accounts’ Committees. The Nominating Committee did not meet during the fiscal year ended December 31, 2002.

The VCA Committees have also approved participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the VCA Committees. None of the Independent Committee Members serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Committee Members and fund management on issues that affect more than one fund; serving as a liaison between the VCA committees/boards of directors/trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for committee/board meetings; reviewing and recommending changes to Committee/Board practices and monitoring and supervising the performance of legal counsel to the VCA’s, the mutual funds, and the Independent Committee Members/ Directors/Trustees.

Prudential pays each of the Independent Committee Members who is not an affiliated person of the Manager or the Subadvisers annual compensation in addition to certain out-of-pocket expenses. Committee Members who serve on the Audit or Nominating committees may receive additional compensation. The amount of compensation paid to each Independent Committee Member may change as result of the creation of additional funds upon whose Boards the Committee Members may be asked to serve.

Independent Committee Members may defer receipt of their fees pursuant to a deferred fee agreement. Under the terms of such agreement, the Prudential accrues daily the amount of fees which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Prudential’s obligation to make payments of deferred fees, together with interest thereon, is a general obligation of Prudential.

The VCA Accounts have no retirement or pension plan for its Committee Members.

The following tables sets forth the aggregate compensation paid by Prudential with respect to the VCA Accounts for the fiscal year ended December 31, 2002 to the Independent Committee Members. The table also shows aggregate compensation paid to those Committee Members for service on the VCA Committees and the Board of any other investment companies managed by PI (the Fund Complex), for the calendar year ended December 31, 2002.

Compensation Table

Name and Position(1)	Aggregate Compensation From VCA 10 & 11**	Pension Or Retirement Benefits Accrued As Part of VCA 10 & 11 Expenses	Total 2002 Compensation From VCA 10 & 11 and Fund Complex Paid to Directors
Saul K. Fenster, Ph.D.—Member	None	None	$10,000 (21/86)*
Joseph H. Weber, Ph.D—Member	None	None	$10,000 (9/63)*
W. Scott McDonald, Jr.—Member	None	None	$10,000 (21/80)*

(1)	Interested Committee Members do not receive compensation from the VCA Accounts or any fund in the Fund Complex.

*	Indicates number of funds/portfolios in Fund Complex (including the VCA Accounts) to which aggregate compensation relates.

**	Prudential pays any Committee Member fees due on behalf of VCA 10 and VCA 11.

The following table sets forth the dollar range of VCA 10 and VCA 11 securities held by each Committee Member as of December 31, 2002 (VCA 10 and VCA 11 securities are held indirectly through variable insurance contracts). The table also includes the aggregate dollar range of securities held by each Committee Member in all funds in the Fund Complex overseen by that Committee Member as of December 31, 2002.

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Committee Member Share Ownership Table

Independent Committee Members

Name of Member	Dollar Range of Securities in VCA 10 & -11	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Member in Family of Investment Companies
Saul K. Fenster, Ph.D	—	—
Joseph Weber	—	—
W. Scott McDonald, Jr	—	—

Interested Committee Member

Name of Member	Dollar Range of Securities in VCA 10 & -11	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Director in Family of Investment Companies
Judy A. Rice	—	—

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Committee Member, and his/her immediate family members, in an investment adviser or principal underwriter of the VCA Accounts or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the VCA Accounts as of December 31, 2002.

Name of Member	Name of Owners and Relationships to Member	Company	Title of Class	Value of Securities	Percent of Class
Saul K. Fenster, Ph.D	—	—	—	—	—
Joseph Weber	—	—	—	—	—
W. Scott McDonald, Jr.	—	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

DIRECTORS

FRANKLIN E. AGNEW—Director since 1994 (current term expires June, 2003). Member, Committee on Finance & Dividends; Member, Investment Committee. He has been an independent business consultant since January 1987. From 1989 through 1990, he served as the court appointed trustee in the reorganization of the Sharon Steel Corporation. Mr. Agnew was the Chief Financial Officer of H.J. Heinz Co. from July 1971 to June 1973 and a Senior Vice President and Group Executive from July 1973 through 1986. Other Directorships include: Bausch & Lomb, Inc. Age 68. Address: 751 Broad Street, Newark, NJ 07102.

FREDERIC K. BECKER—Director since 1994 (current term expires June, 2003). Chairman, Audit Committee; Member, Corporate Governance Committee; Member, Executive Committee. He has served as President of the law firm of Wilentz Goldman & Spitzer, P.C. since 1989 and has practiced law with the firm since 1960. Age 67. Address: 751 Broad Street, Newark, NJ 07102

GILBERT F. CASELLAS—Director since 1998 (current term expires June, 2003). Member, Committee on Business Ethics; Member, Committee on Finance & Dividends; Member, Investment Committee. He is President of Casellas & Associates, LLC, a consulting firm, in Washington, D.C. During 2001, he served as President and Chief Executive Officer of Q-linx, Inc. (software development). He served as the President and Chief Operating Officer of The Swarthmore Group, Inc. (investment company) from January 1999 to December 2000. Mr. Casellas was a partner in the law firm of McConnell Valdes LLP from 1998 to 1999; Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998; and General Counsel, U.S. Department of Air Force from 1993 to 1994. Age 50. Address: 751 Broad Street, Newark, NJ 07102.

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JAMES G. CULLEN—Director since 1994 (current term expires June, 2003). Member, Compensation Committee; Member, Audit Committee. He served as the President and Chief Operating Officer of Bell Atlantic Corporation (global telecommunications) from December 1998 until his retirement in June 2000. Mr. Cullen was the President and Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998; Vice Chairman of Bell Atlantic Corporation from 1995 to 1997; and President of Bell Atlantic Corporation from 1993 to 1995. Other Directorships include: Johnson & Johnson and Agilent Technologies, Inc. Age 60. Address: 751 Broad Street, Newark, NJ 07102.

ALLAN D. GILMOUR—Director since 1995 (current term expires June, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. He is the Vice Chairman and Chief Financial Officer of Ford Motor Company (automotive industry); he previously retired from Ford Motor Company as Vice Chairman in 1995. During his 34-year career with Ford Motor Company, Mr. Gilmour has held a number of executive positions, including that of Chief Financial Officer and President of Ford Automotive Group. Other Directorships include: Whirlpool Corporation and DTE Energy Company. Age 68. Address: 751 Broad Street, Newark, NJ 07102.

WILLIAM H. GRAY III—Director since 1991 (current term expires June, 2003). Chairman, Corporate Governance Committee; Member, Executive Committee; Member, Committee on Business Ethics. He has served as President and Chief Executive Officer of The College Fund/UNCF (philanthropic foundation) since 1991. Mr. Gray was a member of the U.S. House of Representatives from 1979 to 1991. Other Directorships include: JP Morgan Chase & Co., Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, and Electronic Data Systems. Age 61. Address: 751 Broad Street, Newark, NJ 07102.

JON F. HANSON—Director since 1991 (current term expires June, 2003). Member, Investment Committee; Member, Committee on Finance & Dividend. He has served as Chairman of The Hampshire Companies (real estate investment and property management) since 1976. Mr. Hanson served as the Chairman and Commissioner of the New Jersey Sports and Exposition Authority from 1982 to 1994. Other Directorships include: CD&L, Inc., HealthSouth Corp., and Pascack Community Bank. Age 66. Address: 751 Broad Street, Newark, New Jersey 07102.

GLEN H. HINER—Director since 1997 (current term expires June, 2003). Member, Committee on Business Ethics; Member, Compensation Committee. He served as the Chairman and Chief Executive Officer of Owens Corning (advanced glass & building material systems) from 1992 until his retirement in 2002. Prior to joining Owens Corning, Mr. Hiner worked at General Electric Company starting in 1957. He served as Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Other Directorships include: Dana Corporation. Age 68. Address: 751 Broad Street, Newark, New Jersey 07102.

CONSTANCE J. HORNER—Director since 1994 (current term expires June, 2003). Member, Compensation Committee; Member, Corporate Governance Committee. She has been a Guest Scholar at The Brookings Institution (non-partisan research institute) since 1993, after serving as Assistant to the President of the United States and Director, Presidential Personnel from 1991 to 1993; Deputy Secretary, U. S. Department of Health and Human Services from 1989 to 1991; and Director, U.S. Office of Personnel Management from 1985 to 1989. Ms. Horner was a Commissioner, U.S. Commission on Civil Rights from 1993 to 1998 and taught at Princeton University in 1994 and Johns Hopkins University in 1995. Other Directorships include: Foster Wheeler Ltd., Ingersoll-Rand Company, Ltd., and Pfizer, Inc. Age 61. Address: 751 Broad Street, Newark, New Jersey 07102.

BURTON G. MALKIEL—Director since 1978 (current term expires June, 2003). Chairman, Investment Committee; Chairman, Committee on Finance & Dividends; Member, Executive Committee. He is the Chemical Bank Chairman’s Professor of Economics at Princeton University, where he has served on the faculty from 1988 to the present and at other times since 1964. He was the Dean of the School of Organization and Management at Yale University from 1981 to 1988, and he was a member of the President’s Council of Economic Advisors from 1975 to 1977. Other Directorships include: BKF Capital. Age 70. Address: 751 Broad Street, Newark, New Jersey 07102.

ARTHUR F. RYAN—Chairman of the Board, Chief Executive Officer and President of Prudential since 1994 (current term expires June, 2003). From 1972 until he joined Prudential Insurance, Mr. Ryan was with Chase Manhattan Bank, serving in various executive positions including President and Chief Operating Officer from 1990 to 1994. Other Directorships include: Regeneron Pharmaceuticals. Age 60. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ—Director since 1997 (current term expires June, 2003). Member, Audit Committee. She has been a Principal of Microleasing, LLC since 2001 and was Chairman of the Volkhov International Business Incubator from 1995 to 2002. Ms. Schmertz was a Principal of Investment Strategies International (investment consultant) from 1994 to 2000 and was with American Express Company from 1979 to 1994, holding several management positions including Senior Vice President, Corporate Affairs. Age 68. Address: 751 Broad Street, Newark, New Jersey 07102.

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RICHARD M. THOMSON—Director since 1976 (current term expires June, 2003). Chairman, Executive Committee; Chairman, Compensation Committee. He retired as Chairman of The Toronto-Dominion Bank (banking and financial services) in 1998, having retired as the Chief Executive Officer in 1997. He had served as Chairman and Chief Executive Officer since 1978. Prior to that time, Mr. Thomson held other management positions at The Toronto-Dominion Bank, which he joined in 1957. Other Directorships include: INCO, Limited, The Thomson Corporation, The Toronto-Dominion Bank, Stuart Energy Systems, Inc., Nexen Inc., and Trizec Properties, Inc. Age 69. Address: 751 Broad Street, Newark, New Jersey 07102.

JAMES A. UNRUH—Director since 1996 (current term expires June, 2003). Member, Corporate Governance Committee; Member, Audit Committee. He became a founding member of Alerion Capital Group, LLC (private equity investment group) in 1998. Mr. Unruh was with Unisys Corporation (information technology services, hardware and software) from 1987 to 1997, serving as its Chairman and Chief Executive Officer from 1990 to 1997. Age 62. Address: 751 Broad Street, Newark, New Jersey 07102.

STANLEY C. VAN NESS—Director since 1990 (current term expires June, 2003). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee. He has been a partner in the law firm of Herbert, Van Ness, Cayci & Goodell since 1998. From 1990 to 1998, Mr. Van Ness was a partner in the law firm Picco Herbert Kennedy and from 1984 to 1990 he was a partner with Jamieson, Moore, Peskin and Spicer. He was a professor at Seton Hall University Law School from 1982 to 1984. Prior to that time he served as the first Public Advocate for the State of New Jersey. Other Directorships include: Jersey Central Power & Light Company. Age 69. Address: 751 Broad Street, Newark, New Jersey 07102.

PRINCIPAL OFFICERS

ARTHUR F. RYAN—Chairman of the Board, Chief Executive Officer and President of The Prudential Insurance Company of America since 1994. Chairman, Chief Executive Officer and President of Prudential Financial, Inc. since December, 2000. Age 59.

VIVIAN BANTA—She was elected and has served as Chief Executive Officer, Insurance Division, of The Prudential Insurance Company of America since August 2002. She served as Executive Vice President from March 2000 to August 2002 and Senior Vice President from January 2000 to March 2000. Prior to joining The Prudential Insurance Company of America, she was an independent consultant from 1998 to 1999 and served as Executive Vice President, Global Investor Services, Group Executive for Chase Manhattan Bank from 1991 to 1997. Age 52.

ROBERT C. GOLDEN—He was elected and has served as Executive Vice President of The Prudential Insurance Company of America since June 1997. Previously, he served as Executive Vice President and Chief Administrative Officer for Prudential Securities. Age 56.

MARK B. GRIER—He was elected as Vice Chairman, Financial Management of The Prudential Insurance Company of America in August 2002. Since May 1995 he has variously served as Chief Financial Officer, Executive Vice President, Corporate Governance, Executive Vice President, Financial Management, and Vice Chairman, Financial Management, the position he holds at this time. Prior to joining The Prudential Insurance Company of America, Mr. Grier was an executive with Chase Manhattan Corporation. Age 50.

RICHARD J. CARBONE—He was elected and has served as Senior Vice President and Chief Financial Officer of The Prudential Insurance Company of America since July 1997. Prior to that, he served as the Global Controller and a Managing Director of Salomon, Inc. from July 1995 to June 1997, and Controller of Bankers Trust New York Corporation and a Managing Director and Controller of Bankers Trust Company from April 1988 to March 1993. From March 1993 to July 1995, he served as a Managing Director and Chief Administrative Officer of the Private Client Group at Bankers Trust Company. Age 55

JOHN M. LIFTIN—He was elected and served as Senior Vice President and General Counsel of The Prudential Insurance Company of America since April 1998. Prior to that, Mr. Liftin was an independent consultant from 1997 to 1998 and Senior Vice President and General Counsel of Kidder, Peabody Group Inc. from 1987 to 1996. Age 59.

ANTHONY S. PISZEL—He was elected and has served as Senior Vice President and Controller of The Prudential Insurance Company of America since January 2000. He served as Vice President and Controller from 1998 to 2000, and Vice President from 1997 to 1998. Prior to 1997, he served as Chief Financial Officer, for the Individual Insurance Group. Age 48.

C. EDWARD CHAPLIN—He was elected and has served as Senior Vice President and Treasurer of The Prudential Insurance Company of America since November 2000. He served as Vice President and Treasurer from 1995 to 2000, and prior to 1995, Managing Director and Assistant Treasurer. Age 46.

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SHARON C. TAYLOR—She was elected and has served as Senior Vice President of The Prudential Insurance Company of America since June 2002. Ms. Taylor has been with Prudential since 1976, serving in various human resources management positions, including Vice President of Human Resources Communities of Practice from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services, from 1998 to 2000; Vice President, Staffing and Employee Relations from 1996 to 1998; Management Internal Control Officer from 1994 to 1996; and Vice President, Human Resources and Administration from 1993 to 1994. Age 48.

KATHLEEN M. GIBSON—She was elected and has served as Vice President and Secretary of The Prudential Insurance Company of America since September 2002. She was Associate General Counsel and Assistant Secretary of Becton, Dickinson and Company from 2001 to 2002 and Vice President and Corporate Secretary, Honeywell International, Inc. from 1997 to 2001. Age 48.

SALE OF THE CONTRACTS

Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2002, 2001 and 2000, Prudential received $4,859, $6,574 and $10,900, respectively, as deferred sales charges from VCA 10. $327,350, $371,746 and $473,096, respectively, were credited to other broker-dealers for the same periods in connection with sales of the Contracts. During 2002, 2001 and 2000, Prudential received $4,073, $3,276, and $3,750, respectively, from VCA 11 as deferred sales charges and credited $176,426, $135,859 and $116,722, respectively, to other broker-dealers in connection with sales of the Contracts. During 2002, 2001 and 2000, Prudential received $15,410, $29,581 and $65,870, respectively, from VCA 24 as deferred sales charges and credited $1,325,780, $1,635,625, and $2,030,005, respectively, to other broker-dealers in connection with sales of the Contracts.

FINANCIAL STATEMENTS

The financial statements for VCA 10 and VCA 11 for the fiscal year ended December 31, 2002, incorporated by reference into the MEDLEY annual report for 2002 (File Nos. 2-76580 and 2-76581), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the MEDLEY annual report at no charge by request by calling 1-800-458-6333, or by writing to 30 Scranton Office Park, Scranton, PA 18057-1789.

Financial statements for VCA 24 and for The Prudential Insurance Company of America as of December 31, 2002 are included in this Statement of Additional Information, beginning on the next page.

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FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF NET ASSETS

December 31, 2002

	SUBACCOUNTS
	Equity Portfolio	Diversified Bond Portfolio	Flexible Managed Portfolio	Conservative Balanced Portfolio	Stock Index Portfolio	Global Portfolio	Government Income Portfolio
ASSETS
Investment in the portfolios, at value	$203,911,449	$55,192,307	$90,414,290	$86,070,618	$241,341,537	$45,964,695	$48,233,603

Net Assets	$203,911,449	$55,192,307	$90,414,290	$86,070,618	$241,341,537	$45,964,695	$48,233,603

NET ASSETS, representing:
Accumulations units	$202,636,811	$54,652,519	$89,457,062	$84,886,487	$240,641,878	$44,841,798	$47,528,964
Equity of The Prudential Insurance Company of America	1,274,638	539,788	957,228	1,184,131	699,659	1,122,897	704,639

	$203,911,449	$55,192,307	$90,414,290	$86,070,618	$241,341,537	$45,964,695	$48,233,603

Units outstanding	61,697,296	18,902,619	33,105,001	33,124,702	58,988,400	26,365,447	20,930,595

Portfolio shares held	12,946,759	5,100,953	7,204,326	6,924,426	10,018,329	4,049,753	3,858,688
Portfolio net asset value per share	$15.75	$10.82	$12.55	$12.43	$24.09	$11.35	$12.50
Investment in portfolio shares, at cost	$320,133,525	$56,478,062	$120,389,352	$102,233,868	$271,049,878	$83,654,190	$45,575,969

STATEMENTS OF OPERATIONS

For the year ended December 31, 2002

	SUBACCOUNTS
	Equity Portfolio	Diversified Bond Portfolio	Flexible Managed Portfolio	Conservative Balanced Portfolio	Stock Index Portfolio	Global Portfolio	Government Income Portfolio
INVESTMENT INCOME
Dividend distributions	$2,124,937	$6,044,455	$3,152,474	$0	$3,527,051	$592,338	$3,252,347

EXPENSES
Fees charged for administrative purposes	1,819,906	391,427	755,523	698,768	2,121,970	403,005	290,308

NET INVESTMENT INCOME (LOSS)	305,031	5,653,028	2,396,951	(698,768)	1,405,081	189,333	2,962,039

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	258,729	2,386,237	0	214,234
Realized gain (loss) on shares redeemed	(12,032,105)	(42,919)	(3,126,183)	(1,719,322)	(1,851,296)	(3,357,266)	26,786
Net change in unrealized gain (loss) on investments	(54,161,380)	(2,367,906)	(14,462,257)	(7,910,870)	(78,799,686)	(13,771,255)	971,339

NET GAIN (LOSS) ON INVESTMENTS	(66,193,485)	(2,410,825)	(17,588,440)	(9,371,463)	(78,264,745)	(17,128,521)	1,212,359

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(65,888,454)	$3,242,203	$(15,191,489)	$(10,070,231)	$(76,859,664)	$(16,939,188)	$4,174,398

The accompanying notes are an integral part of these financial statements.

A1

FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

	SUBACCOUNTS
	Equity Portfolio		Diversified Bond Portfolio		Flexible Managed Portfolio
	2002	2001	2002	2001	2002	2001
OPERATION
Net investment income (loss)	$305,031	$233,799	$5,653,028	$2,640,646	$2,396,951	$3,444,382
Capital gains distribution received	0	16,347,392	0	0	0	1,678,841
Realized gain (loss) on shares redeemed	(12,032,105)	(5,473,878)	(42,919)	328,519	(3,126,183)	(1,391,268)
Net change in unrealized gain (loss) on investments	(54,161,380)	(52,215,094)	(2,367,906)	(166,729)	(14,462,257)	(11,867,517)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(65,888,454)	(41,107,781)	3,242,203	2,802,436	(15,191,489)	(8,135,562)

CAPITAL TRANSACTIONS
Purchases payments and transfers in	27,770,535	25,184,717	12,341,153	13,583,752	13,788,232	9,023,718
Withdrawals and transfers out	(42,035,085)	(63,108,488)	(11,281,451)	(12,778,618)	(18,014,064)	(25,084,680)
Annual account charges deducted from participants’ accumulation accounts	(39,046)	(40,664)	(10,659)	(8,777)	(13,700)	(15,737)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(14,303,596)	(37,964,435)	1,049,043	796,357	(4,239,532)	(16,076,699)

NET INCREASE (DECREASE) IN NET ASSETS FROM SURPLUS TRANSFERS	(360,315)	(534,630)	(24,645)	(62,500)	(181,803)	(237,907)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(80,552,365)	(79,606,846)	4,266,601	3,536,293	(19,612,824)	(24,450,168)
NET ASSETS
Beginning of year	284,463,814	364,070,660	50,925,706	47,389,413	110,027,114	134,477,282

End of year	$203,911,449	$284,463,814	$55,192,307	$50,925,706	$90,414,290	$110,027,114

Beginning units	66,361,499	74,813,788	18,533,107	18,284,621	34,907,265	39,918,616

Units issued	7,035,674	5,600,411	4,472,564	5,033,486	4,582,283	2,849,949
Units redeemed	(11,699,877)	(14,052,700)	(4,103,052)	(4,785,000)	(6,384,547)	(7,861,300)

Ending units	61,697,296	66,361,499	18,902,619	18,533,107	33,105,001	34,907,265

The accompanying notes are an integral part of these financial statements.

A2

SUBACCOUNTS
Conservative Balanced Portfolio		Stock Index Portfolio		Global Portfolio		Government Income Portfolio
2002	2001	2002	2001	2002	2001	2002	2001
$(698,768)	$2,764,765	$1,405,081	$873,350	$189,333	$(286,831)	$2,962,039	$1,642,585
258,729	1,070,991	2,386,237	19,445,026	0	17,268,672	214,234	0
(1,719,322)	(719,369)	(1,851,296)	12,960,318	(3,357,266)	(5,790,532)	26,786	149,774
(7,910,870)	(6,240,594)	(78,799,686)	(85,144,596)	(13,771,255)	(26,745,122)	971,339	377,332

(10,070,231)	(3,124,207)	(76,859,664)	151,865,902	(16,939,188)	(15,553,813)	4,174,398	2,169,691

12,916,697	8,471,217	41,241,296	33,286,181	8,824,513	41,215,458	17,547,805	9,083,975
(17,119,193)	(22,817,610)	(52,108,126)	(77,302,677)	(10,556,005)	(56,854,900)	(7,506,132)	(5,933,487)
(17,350)	(16,745)	(29,902)	(35,578)	(3,202)	(5,393)	(3,966)	(3,229)

(4,219,846)	(14,363,138)	(10,896,732)	(44,052,074)	(1,734,694)	(15,644,835)	10,037,707	3,147,259

(101,326)	(427,110)	(329,610)	(1,203,582)	(415,524)	(1,268,581)	77,421	28,547

(14,391,403)	(17,914,455)	(88,086,006)	(97,121,558)	(19,089,406)	(32,467,229)	14,289,526	5,345,497
100,462,021	118,376,476	329,427,543	426,549,101	65,054,101	97,521,330	33,944,077	28,598,580

$86,070,618	$100,462,021	$241,341,537	$329,427,543	$45,964,695	$65,054,101	$48,233,603	$33,944,077

34,954,470	39,984,423	62,175,364	70,145,410	27,755,352	33,852,346	16,319,170	14,712,495

4,724,457	2,974,380	8,557,778	6,022,184	4,176,316	15,610,587	8,109,230	4,612,824
(6,554,225)	(8,004,333)	(11,744,742)	(13,992,230)	(5,566,221)	(21,707,581)	(3,497,805)	(3,006,149)

33,124,702	34,954,470	58,988,400	62,175,364	26,365,447	27,755,352	20,930,595	16,319,170

The accompanying notes are an integral part of these financial statements.

A3

NOTES TO FINANCIAL STATEMENTS OF THE PRUDENTIAL

VARIABLE CONTRACT ACCOUNT-24

December 31, 2002

Note 1: General

The Prudential Variable Contract Account-24 (VCA-24 or the “Account”) was established on April 29, 1987 by The Prudential Insurance Company of America (“Prudential”) under the laws of the State of New Jersey and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. VCA-24 has been designed for use by employers (“Contract-holders”) in making retirement arrangements on behalf of their employees (“Participants”).

The Account is compromised of seven subaccounts. Each of the subaccounts invest in a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”). Options available to VCA-24 are: Equity Portfolio, Diversified Bond Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Stock Index Portfolio, Global Portfolio, Government Income Portfolio. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments—The investments in shares of the Series Fund are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

Security Transactions—Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the distribution date.

Note 2: Expenses

A daily charge at an effective annual rate of 0.75% of the net asset value of each subaccount of VCA-24 is paid to Prudential for administrative expenses not provided by the annual account charge.

Note 3: Annual Account Charge

An annual account charge is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s account or at the end of the accounting year by reducing the number of units held. The charge will first be made against a Participant’s account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the Participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the Participant’s account in VCA-11. If the Participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant’s VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant’s accounts in VCA-24. The annual account charge will not exceed $30 and is paid to Prudential.

Note 4: Deferred Sales Charge

A deferred sales charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn during the first year of participation. After the first year of participation, the maximum deferred sales charge will decline by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred

A4

sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the subaccounts of VCA-24, the companion contract, and the fixed rate option of the non-qualified combination contract are considered to be withdrawals from the Account or subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal.

Note 5: Taxes

The operations of VCA-24 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-24 to the extent the earnings are credited under the Contracts. As a result, the unit values of VCA-24 has not been reduced by federal income taxes. Prudential management will review periodically the status of the policy in the event of changes in the Tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contract.

Note 6: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Series Fund for the year ended December 31, 2002 were as follows:

	Purchases	Sales
Equity Portfolio	$12,325,757	$(28,809,576)
Diversified Bond Portfolio	$ 5,993,329	$ (5,360,359)
Flexible Managed Portfolio	$ 6,813,021	$(11,989,880)
Conservative Balanced Portfolio	$ 6,140,769	$(11,160,709)
Stock Index Portfolio	$17,509,975	$(30,858,287)
Global Portfolio	$ 4,148,622	$ (6,701,845)
Government Income Portfolio	$12,543,319	$ (2,718,499)

Note 7: Participant Loans

Loans are considered to be withdrawals from the subaccount from which the loan amount was deducted, however, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving subaccount for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for the purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount as withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from each subaccount of VCA-24 are considered to be withdrawals of contributions until all of the Participant’s contributions to the subaccount have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 2002 the amount of participant loans that was withdrawn from the subaccounts and the amount of principal and interest that was repaid to the subaccounts is as follows:

	For the year ended December 31, 2002		For the year ended December 31, 2001
	Loans	Repayments	Loans	Repayments
Equity Portfolio	$961,214	$(625,706)	$1,691,224	$(859,429)
Diversified Bond Portfolio	$258,591	$(134,987)	$364,110	$(152,706)
Flexible Managed Portfolio	$515,353	$(364,359)	$837,787	$(521,926)
Conservative Balanced Portfolio	$387,888	$(225,544)	$494,955	$(308,096)
Stock Index Portfolio	$1,529,951	$(997,642)	$2,101,022	$(1,220,930)
Global Portfolio	$316,878	$(236,240)	$531,313	$(306,115)
Government Income Portfolio	$229,562	$(84,835)	$204,284	$(67,244)

A5

Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be the subaccount from which the loan amount was deducted. The initial loan proceeds which are being repaid may not necessarily have originated solely from the subaccount of VCA-24.

Note 8: Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net contributions to/(withdrawals from) Prudential’s investment in the Account.

Note 9: Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

Note 10: Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios, and total returns for the years ended December 31, 2002 and 2001 were as follows:

	At December 31, 2002			For the year ended December 31, 2002
	Units (000s)	Unit Value	Net Assets (000s)	Investment* Income Ratio	Expense Ratio**	Total Return***
Equity Portfolio	61,697	$3.28437	$203,911	0.86%	0.75%	-22.94%
Diversified Bond Portfolio	18,903	$2.89127	$55,192	11.44%	0.75%	6.40%
Flexible Managed Portfolio	33,105	$2.70222	$90,414	3.08%	0.75%	-13.37%
Conservative Balanced Portfolio	33,125	$2.56263	$86,071	0.00%	0.75%	-9.68%
Stock Index Portfolio	58,988	$4.07948	$241,342	1.23%	0.75%	-22.76%
Global Portfolio	26,365	$1.70078	$45,965	1.07%	0.75%	-25.68%
Government Income Portfolio	20,931	$2.27079	$48,234	8.27%	0.75%	11.23%

	At December 31, 2001			For the year ended December 31, 2001
	Units (000s)	Unit Value	Net Assets (000s)	Investment* Income Ratio	Expense Ratio**	Total Return***
Equity Portfolio	66,361	$4.26194	$284,464	0.83%	0.75%	-11.90%
Diversified Bond Portfolio	18,533	$2.71737	$50,926	6.17%	0.75%	6.25%
Flexible Managed Portfolio	34,907	$3.11935	$110,027	3.76%	0.75%	-6.45%
Conservative Balanced Portfolio	34,954	$2.83731	$100,462	3.41%	0.75%	-2.76%
Stock Index Portfolio	62,175	$5.28181	$329,428	1.00%	0.75%	-12.68%
Global Portfolio	27,755	$2.28841	$65,054	0.35%	0.75%	-18.21%
Government Income Portfolio	16,319	$2.04158	$33,944	5.99%	0.75%	7.28%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

A6

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Note 11: Condensed Financial Information

Participant Accumulation Unit Values for VCA-24

	Equity Portfolio (000 omitted)
	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	01/01/2000 to 12/31/2000	01/01/1999 to 12/31/1999	01/01/1998 to 12/31/1998
Beginning of period (rounded)	$4.2619	$4.8374	$4.7195	$4.2286	$3.8962
End of period (rounded)	$3.2844	$4.2619	$4.8374	$4.7195	$4.2286
Accumulation units outstanding at end of period	61,697	66,361	74,814	93,084	111,855

	Diversified Bond Portfolio (000 omitted)
	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	01/01/2000 to 12/31/2000	01/01/1999 to 12/31/1999	01/01/1998 to 12/31/1998
Beginning of period (rounded)	$2.7174	$2.5575	$2.3475	$2.3829	$2.2404
End of period (rounded)	$2.8913	$2.7174	$2.5575	$2.3475	$2.3829
Accumulation units outstanding at end of period	18,903	18,533	18,285	20,408	23,260

	Flexible Managed Portfolio (000 omitted)
	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	01/01/2000 to 12/31/2000	01/01/1999 to 12/31/1999	01/01/1998 to 12/31/1998
Beginning of period (rounded)	$3.1194	$3.3343	$3.4074	$3.1844	$2.9103
End of period (rounded)	$2.7022	$3.1194	$3.3343	$3.4074	$3.1844
Accumulation units outstanding at end of period	33,105	34,907	39,919	47,774	53,275

	Conservative Balanced Portfolio (000 omitted)
	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	01/01/2000 to 12/31/2000	01/01/1999 to 12/31/1999	01/01/1998 to 12/31/1998
Beginning of period (rounded)	$2.8373	$2.9177	$2.9538	$2.7909	$2.5165
End of period (rounded)	$2.5626	$2.8373	$2.9177	$2.9538	$2.7909
Accumulation units outstanding at end of period	33,125	34,954	39,984	47,902	51,101

	Stock Index Portfolio (000 omitted)
	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	01/01/2000 to 12/31/2000	01/01/1999 to 12/31/1999	01/01/1998 to 12/31/1998
Beginning of period (rounded)	$5.2818	$6.0491	$6.6972	$5.5972	$4.391
End of period (rounded)	$4.0795	$5.2818	$6.0491	$6.6972	$5.5972
Accumulation units outstanding at end of period	58,988	62,175	70,145	80,502	78,885

	Global Portfolio (000 omitted)
	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	01/01/2000 to 12/31/2000	01/01/1999 to 12/31/1999	01/01/1998 to 12/31/1998
Beginning of period (rounded)	$2.2884	$2.7979	$3.4236	$2.3269	$1.8815
End of period (rounded)	$1.7008	$2.2884	$2.7979	$3.4236	$2.3269
Accumulation units outstanding at end of period	26,365	27,755	33,852	35,992	37,297

	Government Income Portfolio (000 omitted)
	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	01/01/2000 to 12/31/2000	01/01/1999 to 12/31/1999	01/01/1998 to 12/31/1998
Beginning of period (rounded)	$2.0416	$1.9031	$1.7011	$1.7614	$1.6267
End of period (rounded)	$2.2708	$2.0416	$1.9031	$1.7011	$1.7614
Accumulation units outstanding at end of period	20,931	16,319	14,712	17,652	20,924

A7

REPORT OF THE INDEPENDENT ACCOUNTANTS

To the Contract Holders of the

Prudential Variable Contract Account-24

and the Board of Directors of the

Prudential Insurance Company of America

In our opinion, the accompanying statements of the net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts, as listed in Note 1 to such financial statements, of the Prudential Variable Contract Account-24 at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2002 with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

March 31, 2003

A8

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2002 and 2001 (in millions)

	2002	2001
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2002—$89,693; 2001—$83,304)	$96,066	$85,586
Trading account assets, at fair value	896	882
Equity securities, available for sale, at fair value (cost: 2002—$1,736; 2001—$992)	1,740	1,069
Commercial loans	15,420	14,909
Policy loans	8,094	7,930
Securities purchased under agreements to resell	12	110
Other long-term investments	3,451	3,824
Short-term investments	4,724	4,048

Total investments	130,403	118,358
Cash and cash equivalents	5,793	6,587
Accrued investment income	1,481	1,551
Deferred policy acquisition costs	4,741	5,122
Other assets	6,298	5,948
Due from parent and affiliates	4,523	5,750
Separate account assets	70,057	76,736

TOTAL ASSETS	$223,296	$220,052

LIABILITIES AND STOCKHOLDER’S EQUITY LIABILITIES
Future policy benefits	$66,493	$64,328
Policyholders’ account balances	36,682	33,525
Unpaid claims and claim adjustment expenses	1,560	1,647
Policyholders’ dividends	2,918	1,363
Securities sold under agreements to repurchase	8,975	6,130
Cash collateral for loaned securities	6,090	4,808
Income taxes payable	2,037	1,571
Securities sold but not yet purchased	12	108
Short-term debt	1,933	3,837
Long-term debt	2,091	2,726
Other liabilities	7,573	6,982
Due to parent and affiliates	250	428
Separate account liabilities	70,057	76,736

Total liabilities	206,671	204,189

COMMITMENTS AND CONTINGENCIES (See Note 18) STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2002 and 1,000 shares authorized, issued and outstanding at December 31, 2001)	2	—
Additional paid-in capital	14,583	14,716
Accumulated other comprehensive income	2,097	1,099
Retained earnings (deficit)	(57)	48

Total stockholder’s equity	16,625	15,863

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$223,296	$220,052

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2002, 2001 and 2000 (in millions)

	2002	2001	2000
REVENUES
Premiums	$7,370	$12,477	$10,181
Policy charges and fee income	1,450	1,803	1,639
Net investment income	7,599	9,152	9,502
Realized investment losses, net	(1,166)	(675)	(266)
Commissions and other income	637	4,417	5,453

Total revenues	15,890	27,174	26,509

BENEFITS AND EXPENSES
Policyholders’ benefits	8,809	12,752	10,640
Interest credited to policyholders’ account balances	1,749	1,804	1,751
Dividends to policyholders	2,525	2,722	2,724
General and administrative expenses	2,805	9,509	10,043
Capital markets restructuring	—	—	476
Demutualization costs and expenses	—	588	143

Total benefits and expenses	15,888	27,375	25,777

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2	(201)	732

Income taxes:
Current	253	(914)	436
Deferred	(243)	863	(28)

Total income tax expense (benefit)	10	(51)	408

INCOME (LOSS) FROM CONTINUING OPERATIONS	(8)	(150)	324

DISCONTINUED OPERATIONS
Income from discontinued operations, net of taxes	8	3	74

NET INCOME (LOSS)	$—	$(147)	$398

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2002, 2001 and 2000 (in millions)

				Accumulated Other Comprehensive Income (Loss)
	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)	Pension Liability Adjustment	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 1999	$—	$—	$19,976	$(18)	$(660)	$(7)	$(685)	$19,291
Comprehensive income:
Net income	—	—	398	—	—	—	—	398
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	(89)	—	—	(89)	(89)
Change in net unrealized investment gains	—	—	—	—	1,019	—	1,019	1,019
Additional pension liability adjustment	—	—	—	—	—	(11)	(11)	(11)

Other comprehensive income								919

Total comprehensive income								1,317

Balance, December 31, 2000	—	—	20,374	(107)	359	(18)	234	20,608
Demutualization reclassification of retained earnings	—	13,666	(13,666)	—	—	—	—	—
Destacking dividend to parent	—	—	(5,384)	220	(103)	16	133	(5,251)
Policy credits issued and cash payments to be made to eligible policyholders	—	—	(1,129)	—	—	—	—	(1,129)
Capital contribution from parent	—	1,050	—	—	—	—	—	1,050
Comprehensive income:
Net loss before date of demutualization	—	—	(195)	—	—	—	—	(195)
Net income after date of demutualization	—	—	48	—	—	—	—	48
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	(142)	—	—	(142)	(142)
Change in net unrealized investment gains	—	—	—	—	903	—	903	903
Additional pension liability adjustment	—	—	—	—	—	(29)	(29)	(29)

Other comprehensive income								732

Total comprehensive income								585

Balance, December 31, 2001	—	14,716	48	(29)	1,159	(31)	1,099	15,863
Adjustment to destacking dividend	—	(20)	—	—	—	—	—	(20)
Dividend to parent	—	(123)	(105)	—	—	—	—	(228)
Adjustments to policy credits issued and cash payments to eligible policyholders	—	10	—	—	—	—	—	10
Capital contribution from parent	2	—	—	—	—	—	—	2
Comprehensive income:
Net income	—	—	—	—	—	—	—	—
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	36	—	—	36	36
Change in net unrealized investment gains	—	—	—	—	964	—	964	964
Additional pension liability adjustment	—	—	—	—	—	(2)	(2)	(2)

Other comprehensive income								998

Total comprehensive income								998

Balance, December 31, 2002	$2	$14,583	$(57)	$7	$2,123	$(33)	$2,097	$16,625

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2002, 2001 and 2000 (in millions)

	2002	2001	2000
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$—	$(147)	$398
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment losses, net	1,166	675	266
Policy charges and fee income	(396)	(482)	(342)
Interest credited to policyholders’ account balances	1,749	1,804	1,751
Depreciation and amortization, including premiums and discounts	131	433	740
Change in:
Deferred policy acquisition costs	186	(259)	(228)
Future policy benefits and other insurance liabilities	1,272	933	1,473
Trading account assets	(14)	2,268	2,524
Income taxes payable	181	(1,308)	214
Broker-dealer related receivables/payables	—	4,538	(388)
Securities purchased under agreements to resell	98	974	8,549
Cash collateral for borrowed securities	—	(1,407)	3,266
Cash collateral for loaned securities	1,282	(1,571)	278
Securities sold but not yet purchased	(96)	(2,168)	(2,009)
Securities sold under agreements to repurchase	2,845	(2,625)	(9,588)
Due to/from parent and affiliates	(295)	(74)	—
Other, net	309	3,686	961

Cash flows from operating activities	8,418	5,270	7,865

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity of:
Fixed maturities, available for sale	51,022	98,150	99,971
Fixed maturities, held to maturity	—	139	3,266
Equity securities, available for sale	1,228	5,503	3,025
Commercial loans	1,692	5,443	1,632
Other long-term investments	677	798	2,044
Payments for the purchase of:
Fixed maturities, available for sale	(58,141)	(97,511)	(103,086)
Fixed maturities, held to maturity	—	(56)	(1,544)
Equity securities, available for sale	(2,012)	(2,557)	(2,316)
Commercial loans	(2,122)	(1,521)	(1,334)
Other long-term investments	(692)	(1,328)	(1,374)
Cash acquired from the acquisition of subsidiary	—	5,912	—
Short-term investments	(676)	179	(2,257)
Due to/from parent and affiliates	1,344	(5,248)	—

Cash flows from (used in) investing activities	(7,680)	7,903	(1,973)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	7,868	6,771	6,813
Policyholders’ account withdrawals	(6,068)	(9,014)	(8,186)
Net decrease in short-term debt	(2,136)	(6,098)	(2,678)
Proceeds from the issuance of long-term debt	—	1,464	638
Repayments of long-term debt	(470)	(720)	(1,230)
Cash payments to eligible policyholders	(500)	—	—
Capital contribution from parent	2	1,050	—
Dividend to parent	(228)	—	—
Cash destacked	—	(7,715)	—

Cash flows used in financing activities	(1,532)	(14,262)	(4,643)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(794)	(1,089)	1,249
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	6,587	7,676	6,427

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,793	$6,587	$7,676

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$33	$466	$248

Interest paid	$224	$638	$1,040

NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration payable to eligible policyholders	$—	$1,469	$—

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1. BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received shares of Common Stock of Prudential Financial, the rights to receive cash and increases to their policy values in the form of policy credits. The demutualization was accounted for as a reorganization. Accordingly, the Company’s retained earnings on the date of demutualization, after the distribution of the above consideration, was reclassified to “Additional paid-in capital.”

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company’s results of operations was not material.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries and those partnerships and joint ventures in which the Company has a majority financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as “available for sale” are carried at estimated fair value. The amortized cost of all fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities “available for sale,” net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in a separate component of equity, “Accumulated other comprehensive income (loss).”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Trading account assets, and securities sold but not yet purchased, consist primarily of investments and derivatives used by the Company either in its capacity as a broker-dealer or its use of derivatives for asset and liability management activities. These instruments are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in “Commissions and other income.”

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management’s judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company’s policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased are the same, or substantially the same, as the assets transferred. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities loaned are treated as financing arrangements and are recorded at the amount of cash received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms.

Securities repurchase and resale agreements and securities loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. Because of their short term, the carrying amounts of these instruments approximate fair value.

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company’s own separate accounts, which are carried at estimated fair value, and investments in real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

in joint ventures and partnerships is generally included in “Net investment income.” However, for certain real estate joint ventures, the Company’s interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to the Company and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of the Company’s joint venture interests and the resulting gains and losses are included in “Realized investment gains (losses), net.”

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.”

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost which, because of their short term, approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer. Provisions for losses on commercial loans are included in “Realized investment gains (losses), net.” Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in “Realized investment gains (losses), net.”

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. Deferred policy acquisition costs, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate of assumed future investment yield used in estimating expected gross margins was 7.31% at December 31, 2002 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group annuity defined contribution contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to estimated gross profits. For group and individual long term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to premiums. For other group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Commissions and other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, reinsurance recoverables, trade receivables, receivables resulting from sales of securities that had not yet settled at the balance sheet date, goodwill and certain restricted assets. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of payables resulting from purchases of securities that had not yet settled at the balance sheet date, employee benefit liabilities, trade payables and demutualization consideration not yet paid to policyholders.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Policyholders’ Dividends

The amount of the dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on the statutory results and past experience of Prudential Insurance, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. See Note 9 for further discussion of the impact of policyholders’ dividends on earnings.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies are recognized and earned over the life of the contracts. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when earned in a constant relationship to the amount of expected future benefit payments.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as “Policyholders’ benefits” for the period in which death occurs.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” and consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).”

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company’s securities and investment management businesses are also included in “Commissions and other income.” The Company’s principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

Derivative Financial Instruments

The Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon its adoption of SFAS No. 133, the Company reclassified “held to maturity” securities with a fair market value of approximately $12,085 million to “available-for-sale” as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of “Accumulated other comprehensive income (loss).”

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, value of securities or commodities, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates. They are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded in the Consolidated Statements of Financial Position either as assets within “Trading account assets” or as liabilities within “Other liabilities.” Realized and unrealized changes in fair value of derivatives used in a dealer capacity are included in “Commissions and other income” in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

As discussed in detail below and in Note 17, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective unrealized portion of cash flow hedges and effective hedges of net investment in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in “Realized investment gains (losses), net.”

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in “Accumulated other comprehensive income (loss).” When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of both the hedged item and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

the derivative are reported on a net basis in “Realized investment gains (losses), net.” Periodic settlements associated with such derivatives are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company occasionally is a party to a financial instrument that contains a derivative instrument that is “embedded” in the financial instrument. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; or (3) the derivative is no longer designated as a hedge instrument, because (a) it is unlikely that a forecasted transaction will occur; (b) because a hedged firm commitment no longer meets the definition of a firm commitment; or (c) management determines that designation of the derivative as a hedge instrument is no longer appropriate. When hedge accounting is discontinued, any hedged asset or liability, which otherwise would not be carried at fair value, will no longer be adjusted for changes in fair value.

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. In addition to taxes on operations, the Internal Revenue Code imposes an “equity tax” on mutual life insurance companies. Subsequent to the demutualization, the Company is no longer subject to the equity tax. Subsidiaries operating outside the United States are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

communications with policyholders and other administrative costs. Demutualization costs and expenses for the year ended December 31, 2001 also include $340 million of demutualization consideration paid to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996 in connection with the sale of most of its Canadian branch operations. Under the Plan of Reorganization, these policyholders were required to receive demutualization compensation in the form of cash.

New Accounting Pronouncements

In June 2001, the Financial Accounting Standards Board (the “FASB”) issued SFAS No. 142, “Goodwill and Other Intangible Assets.” SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company adopted SFAS No. 142 as of January 1, 2002. The Company ceased the amortization of goodwill as of that date and determined that the implementation of the transition provisions of this statement did not result in an impairment loss as of the adoption date of the standard. Net income (loss) would have been approximately $(130) million and $411 million for the years ended December 31, 2001 and 2000, respectively, had the provisions of the new standard been applied as of January 1, 2000. Goodwill amortization amounted to $21 million and $13 million for the years ended December 31, 2001 and 2000, respectively. The Company tests goodwill for impairment on an annual basis as of December 31 of each year, and between the annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2002 annual impairment test, the Company determined that no impairment was needed. Goodwill, which is included in “Other assets,” amounted to $105 million and $88 million at December 31, 2002 and 2001, respectively.

In August 2001, the FASB issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. The implementation of this provision was not material to the Company’s financial position. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. Consequently, certain activities included in discontinued operations in the accompanying financial statements would not have been recorded as discontinued operations prior to the adoption of SFAS No. 144. See Note 3 for additional information pertaining to discontinued operations. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively.

In July 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company’s commitment to a restructuring plan. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. Accordingly, the Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued Interpretation (“FIN”) No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation’s guidance did not have a material effect on the Company’s financial position. The disclosure requirements of the Interpretation have been incorporated in Note 18.

In January 2003, the FASB issued FIN No. 46, “Consolidation of Variable Interest Entities.” FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns), or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003. The Company will implement the consolidation guidance by July 1, 2003 for VIEs with which the Company became involved prior to February 1, 2003. The Company is in the process of determining whether it will need to consolidate previously unconsolidated VIEs or to deconsolidate previously consolidated VIEs. Based upon its relationships with such entities, the Company believes that the implementation of the consolidation guidance will not have a material effect on the Company’s consolidated financial position.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

In the third quarter of 2002, the Company discontinued its web-based business for the workplace distribution of voluntary benefits. The loss for the year ended December 31, 2002 includes a pre-tax impairment charge of $32 million on the Company’s investment in a vendor of that distribution platform, as well as a pre-tax charge of $7 million related to severance and contract termination costs.

In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. (“Aetna”). The sale was completed on August 6, 1999. The Company retained all liabilities associated with litigation that existed at that date or commenced within two years of that date with respect to claims that were incurred prior to August 6, 1999 (see Note 18). Reserves relating to the healthcare business include the cost of resolving litigation and certain contractual and regulatory matters, as well as estimates of other costs in connection with the disposition of the business. The Company also established reserves in connection with a medical loss ratio agreement (the “MLR Agreement”), pursuant to which the Company was required to make payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000.

The loss the Company recorded upon the disposal of the healthcare business was reduced in each of the years ended December 31, 2002, 2001 and 2000. The reduction in 2000 was recorded upon the completion of the period covered by the MLR Agreement and took into consideration other disposal costs incurred compared with previous estimates. The reduction in 2001 was primarily attributable to the final settlement of the MLR Agreement. The reduction in 2002 was primarily the result of favorable resolution of certain legal and regulatory matters.

Although the Company no longer issues or renews healthcare policies, it was required to issue and renew policies for specified periods of time after the closing date, in order to provide for uninterrupted operation and growth of the business that Aetna acquired. All such policies were 100% coinsured by Aetna. Consequently, the following amounts pertaining to the coinsurance agreement had no effect on the Company’s results of operations. Ceded premiums and benefits were $27 million and $17 million, respectively for the year ended December 31, 2002. Ceded premium and benefits for the year ended December 31, 2001 were $966 million and $827 million, respectively, and for the year ended December 31, 2000 were $1,872 million and $1,418 million, respectively. Reinsurance recoverable under this agreement, included in “Other assets,” was $45 million at December 31, 2002 and $202 million at December 31, 2001.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3. DISCONTINUED OPERATIONS (continued)

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2002	2001	2000
	(in millions)
Web-based workplace distribution of voluntary benefits	$(58)	$(20)	$(5)
Healthcare operations	71	25	121

Income from discontinued operations before income taxes	13	5	116
Income tax expense	5	2	42

Income from discontinued operations, net of taxes	$8	$3	$74

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $44 million and $50 million, respectively, at December 31, 2002, and $289 million and $343 million, respectively, at December 31, 2001.

4. CAPITAL MARKETS RESTRUCTURING

In the fourth quarter of 2000, Prudential Securities Group Inc. exited the lead-managed equity underwriting for corporate issuers and institutional fixed income businesses. Exiting these businesses resulted in staff reductions of approximately 700 positions, 350 of which were eliminated in 2000 and the remainder in 2001. The positions eliminated included investment bankers, traders, analysts and other professional and support staff. Results for 2000 include a pre-tax charge of $476 million in connection with the restructuring, which is presented as “Capital markets restructuring.” The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs. Prudential Securities Group Inc. was destacked on the date of demutualization as discussed in Note 1.

5. ACQUISITION OF KYOEI LIFE INSURANCE COMPANY, LTD.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. (“Kyoei”), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. (“Gibraltar Life”) by the Company concurrent with the acquisition. Gibraltar Life provides financial services throughout Japan. Gibraltar Life primarily offers four types of insurance products: individual insurance, including life and indemnity health coverage; individual annuities; group life insurance; and group annuities. It distributes these products through an agency force and large employer groups. Gibraltar Life also has domestic and foreign subsidiaries, including non-insurance businesses, which are not material to its financial position or results of operations.

Prior to its acquisition, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed ¥50 billion ($395 million based on currency exchange rates at that time) in cash to Gibraltar Life’s capital and on April 20, 2001 received 100% of Gibraltar Life’s newly issued common stock. The Company also provided ¥98 billion ($775 million based on currency exchange rates at that time) to Gibraltar Life in the form of a subordinated loan.

For purposes of inclusion in the Company’s Consolidated Financial Statements, Gibraltar Life has adopted a November 30 fiscal year end. Therefore, the Company’s Consolidated Statements of Operations include Gibraltar Life’s results of operations for the period April 2, 2001 through November 30, 2001 and include income from continuing operations before income taxes for Gibraltar Life of $238 million for the year ended December 31, 2001. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

6. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

	2002
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$8,133	$658	$7	$8,784
Obligations of U.S. states and their political subdivisions	864	126	—	990
Foreign government bonds	1,850	346	2	2,194
Corporate securities	71,743	5,523	527	76,739
Mortgage-backed securities	7,103	259	3	7,359

Total fixed maturities available for sale	$89,693	$6,912	$539	$96,066

Equity securities available for sale	$1,736	$145	$141	$1,740

	2001
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$7,715	$192	$33	$7,874
Obligations of U.S. states and their political subdivisions	711	24	8	727
Foreign government bonds	1,961	199	14	2,146
Corporate securities	68,130	2,682	898	69,914
Mortgage-backed securities	4,787	157	19	4,925

Total fixed maturities available for sale	$83,304	$3,254	$972	$85,586

Equity securities available for sale	$992	$188	$111	$1,069

The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2002, is as follows:

	Available for Sale
	Amortized Cost	Estimated Fair Value
	(in millions)
Due in one year or less	$4,731	$4,806
Due after one year through five years	26,271	27,471
Due after five years through ten years	25,235	27,132
Due after ten years	26,353	29,298
Mortgage-backed securities	7,103	7,359

Total	$89,693	$96,066

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

Proceeds from the repayment of held to maturity fixed maturities during 2002, 2001 and 2000 were $0 million, $139 million and $3,266 million, respectively. Gross gains of $0 million, $0 million and $8 million were realized on prepayment of held to maturity fixed maturities during 2002, 2001 and 2000, respectively.

Proceeds from the sale of available for sale fixed maturities during 2002, 2001 and 2000 were $39,417 million, $84,629 million and $93,653 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2002, 2001 and 2000 were $11,605 million, $13,521 million and $6,318 million, respectively. Gross gains of $1,158 million, $1,270 million and $909

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

6. INVESTMENTS (continued)

million, and gross losses of $1,213 million, $1,136 million and $1,408 million were realized on sales and prepayments of available for sale fixed maturities during 2002, 2001 and 2000, respectively.

Write-downs for impairments for fixed maturities were $664 million, $777 million and $540 million, and for equity securities were $194 million, $238 million and $34 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Due to the adoption of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” on January 1, 2001, the aggregate amortized cost of “held to maturity” securities transferred to the “available for sale” portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in “Accumulated other comprehensive income (loss)” at the time of the transfer in 2001.

Commercial Loans

The Company’s commercial loans are as follows at December 31,

	2002		2001
	Amount	% of Total	Amount	% of Total
	(in millions)		(in millions)
Collateralized loans by property type
Office buildings	$ 3,332	21.4%	$ 3,548	23.5%
Retail stores	1,993	12.8%	2,054	13.6%
Residential properties	98	0.6%	158	1.0%
Apartment complexes	4,410	28.3%	4,203	27.8%
Industrial buildings	3,098	19.9%	2,685	17.8%
Agricultural properties	1,863	11.9%	1,908	12.6%
Other	798	5.1%	555	3.7%

Subtotal of collateralized loans	15,592	100.0%	15,111	100.0%

Valuation allowance	(172)		(202)

Total collateralized loans	$15,420		$14,909

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (26.5%) and New York (10.2%) at December 31, 2002.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is summarized as follows:

	2002	2001	2000
	(in millions)
Allowance for losses, beginning of year	$202	$225	$221
Allowance on loans acquired from Gibraltar Life	—	739	—
Addition (release) of allowance for losses	(1)	(24)	17
Charge-offs, net of recoveries	(29)	(412)	(13)
Change in foreign exchange	—	7	—
Destacking	—	(333)	—

Allowance for losses, end of year	$172	$202	$225

Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2002	2001
	(in millions)
Non-performing commercial loans with allowance for losses	$87	$155
Non-performing commercial loans with no allowance for losses	163	222
Allowance for losses, end of year	(9)	(36)

Net carrying value of non-performing commercial loans	$241	$341

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

6. INVESTMENTS (continued)

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $316 million, $407 million and $565 million for 2002, 2001 and 2000, respectively. Net investment income recognized on these loans totaled $23 million, $32 million and $37 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Other Long-term Investments

The Company’s “Other long-term investments” includes investments in joint ventures and limited partnerships of $1,518 million and $1,693 million at December 31, 2002 and 2001, respectively. These investments include $681 million and $715 million in real estate related interests and $837 million and $978 million in non-real estate related interests at December 31, 2002 and 2001, respectively.

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

	At December 31,
	2002	2001
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$2,179	$3,603
Investments in securities	2,460	1,694
Cash and cash equivalents	132	87
Other assets	76	208

Total assets	$4,847	$5,592

Borrowed funds—third party	$645	$598
Borrowed funds—Prudential Financial	—	2
Other liabilities	561	1,399

Total liabilities	1,206	1,999
Partners’ capital	3,641	3,593

Total liabilities and partners’ capital	$4,847	$5,592

Equity in partners’ capital included above	$1,073	$971
Equity in limited partnership interests not included above	445	722

Carrying value	$1,518	$1,693

	Years ended December 31,
	2002	2001	2000
	(in millions)
STATEMENTS OF OPERATIONS
Income of real estate joint ventures	$140	$245	$257
Income of other limited partnership interests	126	142	256
Interest expense—third party	(63)	(31)	(31)
Other expenses	(159)	(251)	(226)

Net earnings	$44	$105	$256

Equity in net earnings included above	$5	$37	$79
Equity in net earnings of limited partnership interests not included above	12	47	108

Total equity in net earnings	$17	$84	$187

“Other long-term investments” includes investments in real estate, which is held through direct ownership, of $126 million and $148 million at December 31, 2002 and 2001, respectively. “Other long-term investments” also includes investments in the Company’s separate accounts of $396 million and $975 million, and other miscellaneous investments of $1,411 million and $1,008 million at December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

6. INVESTMENTS (continued)

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2002	2001	2000
	(in millions)
Fixed maturities available for sale	$5,837	$6,826	$5,938
Fixed maturities held to maturity	—	12	1,028
Trading account assets	—	294	734
Equity securities available for sale	57	45	67
Commercial loans	1,244	1,432	1,370
Policy loans	510	522	478
Securities purchased under agreements to resell	—	11	28
Broker-dealer related receivables	—	513	1,222
Short-term investments and cash equivalents	267	462	683
Other investment income	182	423	484

Gross investment income	8,097	10,540	12,032
Less investment expenses	(498)	(1,388)	(2,530)

Net investment income	$7,599	$9,152	$9,502

Based on the carrying value, assets categorized as “non-income producing” at December 31, 2002 included in fixed maturities, commercial loans and other long-term investments totaled $19 million, $14 million and $9 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2002	2001	2000
	(in millions)
Fixed maturities	$(719)	$(639)	$(1,066)
Equity securities available for sale	(155)	(245)	450
Commercial loans	10	1	(5)
Investment real estate	—	40	49
Joint ventures and limited partnerships	11	—	124
Derivatives	(292)	154	187
Other	(21)	14	(5)

Realized investment losses, net	$(1,166)	$(675)	$(266)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

6. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 1999	$(1,348)	$306	$(3)	$—	$385	$(660)
Net investment gains (losses) on investments arising during the period	1,458	—	—	—	(540)	918
Reclassification adjustment for (gains) losses included in net income	621	—	—	—	(230)	391
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(356)	—	—	132	(224)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(101)	—	35	(66)

Balance, December 31, 2000	731	(50)	(104)	—	(218)	359
Net investment gains (losses) on investments arising during the period	815	—	—	—	(301)	514
Reclassification adjustment for (gains) losses included in net income	865	—	—	—	(320)	545
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(270)	—	—	97	(173)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	27	—	(10)	17
Destacking dividend to parent	(156)	3	—	—	50	(103)

Balance, December 31, 2001	2,255	(317)	(77)	—	(702)	1,159
Net investment gains (losses) on investments arising during the period	3,231	—	—	—	(1,162)	2,069
Reclassification adjustment for (gains) losses included in net income	844	—	—	—	(303)	541
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(195)	—	—	70	(125)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(772)	—	278	(494)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(1,606)	579	(1,027)

Balance, December 31, 2002	$6,330	$(512)	$(849)	$(1,606)	$(1,240)	$2,123

The table below presents unrealized gains (losses) on investments by asset class at December 31,

	2002	2001	2000
	(in millions)
Fixed maturities	$6,373	$2,282	$712
Equity securities	4	77	51
Other long-term investments	(47)	(104)	(32)

Unrealized gains on investments	$6,330	$2,255	$731

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

6. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2002	2001
	(in millions)
Fixed maturities available for sale	$15,071	$10,815
Trading account assets	68	261
Separate account assets	2,496	2,659

Total securities pledged	$17,635	$13,735

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. The fair value of this collateral was approximately $280 million and $453 million at December 31, 2002 and 2001, respectively, of which $80 million in 2002 and $223 million in 2001 had either been sold or repledged.

Assets of $223 million and $237 million at December 31, 2002 and 2001, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $789 million and $960 million at December 31, 2002 and 2001, respectively, were held in voluntary trusts. Of these amounts, $192 million and $244 million at December 31, 2002 and 2001, respectively, related to sales practices matters described in Note 18. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $119 million and $140 million at December 31, 2002 and 2001, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $25 million and $183 million at December 31, 2002 and 2001, respectively.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2002	2001	2000
	(in millions)
Balance, beginning of year	$5,122	$7,063	$7,324
Capitalization of commissions, sales and issue expenses	461	1,385	1,324
Amortization	(647)	(1,126)	(1,096)
Change in unrealized investment gains and losses	(195)	(270)	(356)
Foreign currency translation	—	(184)	(154)
Acquisition of subsidiary	—	—	21
Destacking	—	(1,746)	—

Balance, end of year	$4,741	$5,122	$7,063

8. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2002	2001
	(in millions)
Life insurance	$52,610	$51,012
Annuities	13,591	13,046
Other contract liabilities	292	270

Total future policy benefits	$66,493	$64,328

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

8. POLICYHOLDERS’ LIABILITIES (continued)

Participating insurance represented 34% and 37% of domestic individual life insurance in force at December 31, 2002 and 2001, respectively, and 91%, 92% and 94% of domestic individual life insurance premiums for 2002, 2001 and 2000, respectively.

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 2.5% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of (1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 3.5% to 14.8%; less than 4% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the aggregate reserves range from 2.5% to 6.4%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,457 million and $1,867 million are included in “Future policy benefits” with respect to these deficiencies at December 31, 2002 and 2001, respectively. The increase is largely attributable to unrealized investment gains and, consequently, is largely offset within “Accumulated other comprehensive income (loss).”

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2002	2001
	(in millions)
Individual annuities	$6,115	$5,243
Group annuities	1,815	1,900
Guaranteed investment contracts and guaranteed interest accounts	13,982	13,031
Interest-sensitive life contracts	3,369	3,788
Dividend accumulations and other	11,401	9,563

Policyholders’ account balances	$36,682	$33,525

Policyholders’ account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 3.5% to 8% for interest-sensitive life contracts and from 1.7% to 16% for investment-type contracts. Less than 5% of policyholders’ account balances have interest crediting rates in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

8. POLICYHOLDERS’ LIABILITIES (continued)

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance and accident and health insurance at December 31:

	2002		2001		2000
	Accident and Health	Property and Casualty	Accident and Health	Property and Casualty	Accident and Health	Property and Casualty
	(in millions)
Balance at January 1	$1,647	$—	$1,701	$1,848	$1,735	$2,409
Less reinsurance recoverables, net	129	—	246	608	378	451

Net balance at January 1	1,518	—	1,455	1,240	1,357	1,958

Incurred related to:
Current year	541	—	632	1,440	537	1,271
Prior years	(32)	—	(45)	(113)	(22)	(150)

Total incurred	509	—	587	1,327	515	1,121

Paid related to:
Current year	158	—	219	932	152	842
Prior years	333	—	312	553	265	634

Total paid	491	—	531	1,485	417	1,476

Acquisitions (dispositions) (a)	—	—	15	—	—	(363)
Destacking	—	—	(8)	(1,082)	—	—

Net balance at December 31	1,536	—	1,518	—	1,455	1,240
Plus reinsurance recoverables, net	24	—	129	—	246	608

Balance at December 31	$1,560	$—	$1,647	$—	$1,701	$1,848

(a)	The 2001 accident and health increase relates to the acquisition of Gibraltar Life which was subsequently destacked. The reduction in the 2000 property and casualty balance is primarily attributable to the sale of Gibraltar Casualty Company.

The accident and health reinsurance recoverable balance at December 31, 2002, 2001 and 2000 includes $9 million, $117 million and $239 million, respectively, attributable to the Company’s discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company’s experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business. The amounts incurred for claims and claim adjustment expenses for accident and health related to prior years were primarily due to long-term disability claim termination experience.

9. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Because of the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

Effective with demutualization, the Company adopted the American Institute of Certified Public Accountants Statement of Position (“SOP”) 00-3, “Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

9. CLOSED BLOCK (continued)

Holding Companies and For Certain Long-Duration Participating Contracts.” SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization included in the Closed Block, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of demutualization.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. During the first quarter of 2002, the Company completed a GAAP and statutory reconciliation of the assets and liabilities allocated to the Closed Block and the amounts reported as Closed Block assets and liabilities at December 31, 2001. As a result of this reconciliation, it was determined that additional net assets of $94 million on a GAAP basis should have been included in the Closed Block. Such assets were reclassified to the Closed Block during the first quarter of 2002. The statutory amounts were unaffected.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. As required by SOP 00-3, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. As of December 31, 2002, the Company has not recognized a policyholder dividend obligation for the excess of actual cumulative earnings over the expected cumulative earnings. However, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $1,606 million at December 31, 2002, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).”

On December 11, 2002 and November 13, 2001, the Company’s Board of Directors acted to reduce dividends, effective January 1, 2003 and 2002, respectively, on Closed Block policies to reflect unfavorable investment experience that had emerged since July 1, 2000, the date the Closed Block was originally funded. These actions resulted in a $56 million and $104 million reduction of the liability for policyholder dividends recognized in the years ended December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

9. CLOSED BLOCK (continued)

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2002	2001
	(in millions)
Closed Block Liabilities
Future policy benefits	$48,247	$47,239
Policyholders’ dividends payable	1,151	1,171
Policyholder dividend obligation	1,606	—
Policyholders’ account balances	5,481	5,394
Other Closed Block liabilities	9,760	4,603

Total Closed Block Liabilities	66,245	58,407

Closed Block Assets
Fixed maturities:
Available for sale, at fair value	42,402	37,933
Equity securities, available for sale, at fair value	1,521	584
Commercial loans	6,457	5,572
Policy loans	5,681	5,758
Other long-term investments	1,008	1,018
Short-term investments	2,374	1,627

Total investments	59,443	52,492
Cash and cash equivalents	2,526	1,810
Accrued investment income	715	716
Other Closed Block assets	528	635

Total Closed Block Assets	63,212	55,653

Excess of reported Closed Block Liabilities over Closed Block Assets	3,033	2,754
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	2,720	780
Allocated to policyholder dividend obligation	(1,606)	—

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$4,147	$3,534

Information regarding the policyholder dividend obligation is as follows:

2002
(in millions)
Balance, January 1, 2002	$—
Impact on income before gains allocable to policyholder dividend obligation	—
Net investment gains	—
Unrealized investment gains	1,606

Balance, December 31, 2002	$1,606

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

9. CLOSED BLOCK (continued)

Closed Block revenues and benefits and expenses for the year ended December 31, 2002 and the period from the date of demutualization through December 31, 2001 were as follows:

	2002	December 18, 2001 through December 31, 2001
	(in millions)
Revenues
Premiums	$4,022	$293
Net investment income	3,333	129
Realized investment gains (losses), net	(521)	24
Other income	68	3

Total Closed Block revenues	6,902	449

Benefits and Expenses
Policyholders’ benefits	4,310	288
Interest credited to policyholders’ account balances	139	5
Dividends to policyholders	2,506	100
General and administrative expenses	801	33

Total Closed Block benefits and expenses	7,756	426

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	(854)	23

Income tax expense (benefit)	(147)	2

Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$(707)	$21

10. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop-loss, basis. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.p.A., The Prumerica Life Insurance Company, Inc., Prudential Seguros, S.A. and Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

10. REINSURANCE (continued)

The tables presented below exclude amounts pertaining to the Company’s discontinued healthcare operations. See Note 3 for a discussion of the Company’s coinsurance agreement with Aetna.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2002	2001	2000
	(in millions)
Direct premiums	$8,054	$13,066	$10,686
Reinsurance assumed	154	95	86
Reinsurance ceded	(838)	(684)	(591)

Premiums	$7,370	$12,477	$10,181

Policyholders’ benefits ceded	$773	$845	$642

“Premiums” includes affiliated reinsurance assumed of $104 million and affiliated reinsurance ceded of $(162) million for the year ended December 31, 2002. Affiliated policyholders’ benefits ceded were $54 million for the year ended December 31, 2002.

Reinsurance recoverables, included in “Other assets” and “Due from parent and affiliates” at December 31, are as follows:

	2002	2001
	(in millions)
Life insurance	$1,031	$1,019
Other reinsurance	71	84

Total reinsurance recoverable	$1,102	$1,103

Reinsurance recoverables included in “Other assets” are $695 million and $794 million at December 31, 2002 and 2001, respectively. Three major reinsurance companies account for approximately 70% of the reinsurance recoverable at December 31, 2002. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable there from in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables included in “Due from parent and affiliates” are $407 million and $309 million at December 31, 2002 and 2001, respectively. Reinsurance payables included in “Due to parent and affiliates” are $169 million and $128 million at December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

11. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2002	2001
	(in millions)
Commercial paper	$1,265	$3,022
Notes payable	30	61
Current portion of long-term debt	638	754

Total short-term debt	$1,933	$3,837

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 1.3% and 4.6% at December 31, 2002 and 2001, respectively. The current portion of long-term debt at December 31, 2002 includes $300 million of surplus notes due in 2003.

At December 31, 2002, the Company had $2,575 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. At December 31, 2002 and 2001, a portion of commercial paper borrowings were supported by $2,500 million and $4,000 million of the Company’s existing lines of credit, respectively. At December 31, 2002 and 2001, the weighted average maturity of commercial paper outstanding was 19 and 21 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:

Description	Maturity Dates	Rate		2002	2001
				(in millions)
Fixed rate notes
U.S. Dollar	2003-2023	5.97	%-7.30%	$1,002	$1,066
Floating rate notes (“FRNs”)
U.S. Dollar	2003-2004	(a	)	399	591
Canadian Dollar	2003	(b	)	—	80
Surplus notes	2003-2025	(c	)	690	989

Total long-term debt				$2,091	$2,726

(a)	The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 1.72% to 2.43% in 2002 and 2.07% to 6.99% in 2001.
(b)	The interest rate on the Canadian Dollar denominated FRN is based on the Canadian Bankers Acceptances Rate (CADBA) less 0.30%. This note has a contractual floor of 6.00% with a contractual cap of 9.125%. The interest rate ranged from 6.00% to 6.84% in 2001.
(c)	The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2002 and 6.875% to 8.30% in 2001.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2002 and 2001, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $690 million was outstanding at December 31, 2002 and 2001, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (“the Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2002, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, was a decrease of $30 million in interest expense for the year ended December 31, 2002. Floating rates are determined by contractual

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

11. SHORT-TERM AND LONG-TERM DEBT (continued)

formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt was $220 million, $641 million and $1,056 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

12. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while other employees are based on an account balance that takes into consideration age, service and salary during their career.

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents. The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12. EMPLOYEE BENEFIT PLANS (continued)

Prepaid and accrued benefits costs are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(5,851)	$(5,461)	$(2,027)	$(1,996)
Service cost	(138)	(167)	(13)	(18)
Interest cost	(434)	(431)	(148)	(150)
Plan participants’ contributions	—	—	(8)	(8)
Amendments	(218)	6	141	—
Acquisitions	—	(765)	—	—
Annuity purchase	68	232	—	—
Actuarial (losses), net	(409)	(510)	(380)	(77)
Contractual termination benefits	(1)	(1)	—	—
Transfers to destacked subsidiaries	49	—	—	—
Benefits paid	388	462	160	152
Foreign currency changes	—	28	—	1
Transfer from postemployment benefits	—	—	(95)	—
Destacking	—	756	—	69

Benefit obligation at end of period	$(6,546)	$(5,851)	$(2,370)	$(2,027)

Change in plan assets
Fair value of plan assets at beginning of period	$8,628	$10,356	$1,343	$1,560
Actual return on plan assets	(364)	(1,114)	(37)	(82)
Annuity purchase	(68)	(232)	—	—
Employer contributions	29	81	3	9
Plan participants’ contributions	—	—	8	8
Benefits paid	(388)	(462)	(160)	(152)
Destacking	—	(1)	—	—

Fair value of plan assets at end of period	$7,837	$8,628	$1,157	$1,343

Funded status
Funded status at end of period	$1,291	$2,777	$(1,213)	$(684)
Unrecognized transition (asset) liability	(130)	(236)	15	159
Unrecognized prior service costs	230	42	(10)	1
Unrecognized actuarial (gains) losses, net	1,366	(351)	372	(169)
Effects of fourth quarter activity	6	6	2	1

Net amount recognized	$2,763	$2,238	$(834)	$(692)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,082	$2,570	$—	$—
Accrued benefit liability	(371)	(379)	(834)	(692)
Intangible asset	—	2	—	—
Accumulated other comprehensive income	52	45	—	—

Net amount recognized	$2,763	$2,238	$(834)	$(692)

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $456 million, $379 million and $0 million, respectively, at September 30, 2002 and $461 million, $379 million and $0 million, respectively, at September 30, 2001.

Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,385 million and $6,867 million are included in Separate Account assets and liabilities at September 30, 2002 and 2001, respectively.

In 2002 and 2001, the pension plan purchased annuity contracts from Prudential Insurance for $68 million and $232 million, respectively. The approximate future annual benefit payment for the annuity contracts was $20 million and $14 million in 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12. EMPLOYEE BENEFIT PLANS (continued)

The benefit obligation for pensions increased by a total of $218 million in the year 2002 for amendments related to the distribution of value to the pension plan upon demutualization for $200 million and $18 million related to Prudential Securities Incorporated cash balance feature, which increased the amount of earnings considered pensionable. The benefit obligation for pensions decreased by $6 million in the year 2001 for miscellaneous changes related to the cash balance formula. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

Other postretirement benefit plan assets consist of group and individual life insurance policies, common stocks, corporate debt securities, U.S. government securities, short-term investments and tax-exempt municipal debt. Plan assets include $347 million and $395 million of Company insurance policies at September 30, 2002 and 2001, respectively.

The benefit obligation for other postretirement benefits decreased by $141 million in the year 2002 for changes in the substantive plan made to medical and dental benefits. The significant cost reduction relates to changes in the prescription drug program of $128 million for co-payments and $13 million for cost sharing shifts to certain retirees for medical and dental benefits. Also in 2002, the Company approved the establishment of a new category of retiree called disabled retirees. Based on this new category, $95 million of medical and dental benefits were transferred from postemployment benefits to postretirement benefits. The benefit obligation for other postretirement benefits was not affected by amendments in 2001.

The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2002	2001	2000	2002	2001	2000
	(in millions)
Components of net periodic (benefit) cost
Service cost	$138	$167	$140	$13	$18	$29
Interest cost	434	431	427	148	150	150
Expected return on plan assets	(908)	(880)	(799)	(115)	(134)	(133)
Amortization of transition amount	(107)	(106)	(106)	14	17	36
Amortization of prior service cost	30	12	47	—	—	—
Amortization of actuarial net (gain)	(47)	(85)	(77)	(8)	(16)	(24)
Contractual termination benefits	1	4	6	—	—	—

Net periodic (benefit) cost	$(459)	$(457)	$(362)	$52	$35	$58

The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2002	2001	2000	2002	2001	2000
Weighted-average assumptions
Discount rate (beginning of period)	7.25%	7.75%	7.75%	7.25%	7.75%	7.75%
Discount rate (end of period)	6.50%	7.25%	7.75%	6.50%	7.25%	7.75%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	9.50%	9.50%	9.50%	9.00%	9.00%	9.00%
Health care cost trend rates	—	—	—	6.40–10.00%	6.76–8.76%	7.10–9.50%
Ultimate health care cost trend rate after gradual decrease until 2006	—	—	—	5.00%	5.00%	5.00%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12. EMPLOYEE BENEFIT PLANS (continued)

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a 5 year period.

The expected rates of return for 2003 for pension benefits and other postretirement benefits are 8.75% and 7.75%, respectively.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2002
(in millions)
One percentage point increase
Increase in total service and interest costs	$12
Increase in postretirement benefit obligation	176
One percentage point decrease
Decrease in total service and interest costs	$10
Decrease in postretirement benefit obligation	152

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2002 and 2001, was $84 million and $183 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4%, 4% and 3% of annual salary for 2002, 2001 and 2000, respectively. The matching contributions by the Company included in “General and administrative expenses” were $55 million, $72 million and $62 million for the years ended December 31, 2002, 2001 and 2000, respectively.

13. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2002	2001	2000
	(in millions)
Current tax expense (benefit)
U.S.	$231	$(1,014)	$364
State and local	18	57	31
Foreign	4	43	41

Total	253	(914)	436
Deferred tax expense (benefit)
U.S.	(221)	765	(86)
State and local	(22)	(73)	(37)
Foreign	—	171	95

Total	(243)	863	(28)

Total income tax expense (benefit)	$10	$(51)	$408

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

13. INCOME TAXES (continued)

The Company’s actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2002	2001	2000
	(in millions)
Expected federal income tax expense (benefit)	$1	$(70)	$256
Non-taxable investment income	(67)	(63)	(5)
Change in valuation allowance	22	17	14
State and local income taxes	(5)	(12)	(4)
Non-deductible expenses	1	241	31
Equity tax	—	(200)	100
Other	58	36	16

Total income tax expense (benefit)	$10	$(51)	$408

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2002	2001
	(in millions)
Deferred tax assets
Insurance reserves	$1,453	$1,185
Policyholder dividends	789	231
Investments	369	60
Net operating and capital loss carryforwards	165	51
Litigation related reserves	85	84

Deferred tax assets before valuation allowance	2,861	1,611
Valuation allowance	(47)	(25)

Deferred tax assets after valuation allowance	2,814	1,586

Deferred tax liabilities
Net unrealized investment gains	2,309	845
Deferred policy acquisition costs	1,046	1,212
Employee benefits	802	740
Depreciation	62	40
Other	509	378

Deferred tax liabilities	4,728	3,215

Net deferred tax liability	$(1,914)	$(1,629)

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable. At December 31, 2002 and 2001, respectively, the Company had federal net operating and capital loss carryforwards of $300 million and $61 million, which expire between 2007 and 2018. At December 31, 2002 and 2001, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $2,747 million and $1,867 million, which expire between 2005 and 2022.

The Internal Revenue Service (the “Service”) has completed all examinations of the consolidated federal income tax returns through 1992, as well as 1996. The Service has examined the years 1993 through 1995 and the Company is in the process of finalizing an agreement with the Service with respect to proposed adjustments for those tax years. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

14. STOCKHOLDER’S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was a deficit of $(420) million at December 31, 2002. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

14. STOCKHOLDER’S EQUITY (continued)

before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31. The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(490) million, $(896) million and $149 million for the years ended December 31, 2002, 2001 and 2000, respectively. Statutory capital and surplus of Prudential Insurance amounted to $5,699 million and $6,420 million at December 31, 2002 and 2001, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15. RELATED PARTY TRANSACTIONS

Service Agreements—Services Provided

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation and Prudential Japan Holdings, LLC. Under the agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $527 million for the year ended December 31, 2002 and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Commissions and other income” were $231 million for the year ended December 31, 2002 related primarily to compensation for the sale of affiliates’ products through the Company’s distribution network. The amounts due to the Company under such agreements were $208 million and $189 million at December 31, 2002 and 2001, respectively, and are included in “Due from parent and affiliates.”

Service Agreements—Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group Inc. and consulting services from Prumerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $195 million in “Net investment income” and $101 million in “General and administrative expenses” for the year ended December 31, 2002. The amounts due to Prudential Financial and certain of its subsidiaries under such agreements, as well as federal income tax payments made by Prudential Financial on the Company’s behalf, were $25 million and $235 million at December 31, 2002 and 2001, respectively, and are included in “Due to parent and affiliates.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

15. RELATED PARTY TRANSACTIONS (continued)

Notes Receivable and Other Lending Activities

Prudential Funding, LLC, a wholly owned consolidated subsidiary of the Company, borrows funds primarily through the issuance of commercial paper, private placement medium-term notes and Euro medium-term notes which are reflected in “Short-term debt” and “Long-term debt.” Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries at cost. After demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates. Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2002	2001
			(in millions)
U.S. Dollar floating rate notes (a)	2003-2005	1.60%-7.72%	$2,150	$2,590
U.S. Dollar fixed rate note	2004	4.56%	20	—
Japanese Yen fixed rate note	2008	1.92%-2.17%	624	565
Great Britain Pound floating rate note	2004	2.99%-6.12%	85	77

Total long-term notes receivable—affiliated (b)			2,879	3,232
Short-term notes receivable—affiliated (c)			1,025	2,016

Total notes receivable—affiliated			$3,904	$5,248

(a)	On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $ 1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Also, included within floating rate notes is the current portion of long-term notes receivable, which was $1,000 million at December 31, 2002 and $150 million at December 31, 2001.
(b)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.
(c)	Short-term notes receivable have variable rates which averaged 1.82% at December 31, 2002 and 2.28% at December 31, 2001. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $4 million at December 31, 2002 and 2001, and is included in “Due from parent and affiliates.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial. At December 31, 2002, “Cash and cash equivalents” included $170 million associated with these transactions.

Revenues related to lending activities to affiliates were $28 million in “Net investment income” and $82 million in “Commissions and other income” for the year ended December 31, 2002.

Derivatives

Prudential Global Funding, Inc., a wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Trading account assets” were $342 million and $273 million at December 31, 2002 and 2001, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $56 million and $65 million at December 31, 2002 and 2001, respectively.

Reinsurance

As discussed in Note 10, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

16. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

16. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The estimated fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Notes Receivable—Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

Investment Contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The carrying amount approximates fair value for the following instruments: fixed maturities available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company’s financial instruments where the carrying amounts and estimated fair values differ at December 31,

	2002		2001
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)
Commercial loans	$15,420	$17,276	$14,909	$15,568
Retail stores Policy loans	8,094	9,916	7,930	8,867
Notes receivable—affiliated	3,904	3,941	5,248	5,299
Investment contracts	28,722	29,615	25,814	26,346
Short-term and long-term debt	4,024	4,293	6,563	6,705

17. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

17. DERIVATIVE INSTRUMENTS (continued)

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company’s equity portfolio or a portion thereof. This strategy affects an orderly sale of hedged securities. When the Company has large cash flows that it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the risk that unfavorable changes in currency exchange rates will reduce U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. earnings are expected to be generated. These contracts do not qualify for hedge accounting. Concurrent with destacking, currency forwards hedging earnings of certain non-U.S. businesses were effectively terminated by entering into equal and offsetting trades.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. Credit derivatives are sold for a premium and are recorded at fair value.

Forward contracts are used by the Company to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The latter activity was exited in connection with the restructuring of Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

17. DERIVATIVE INSTRUMENTS (continued)

Securities Group Inc.’s capital markets activities as discussed in Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Cash Flow, Fair Value and Net Investment Hedges

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2002 and 2001 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur on the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes.

(in millions)
Additions due to cumulative effect of change in accounting principle upon adoption of SFAS No. 133 at January 1, 2001	$8
Net deferred losses on cash flow hedges from January 1 to December 31, 2001	3
Amount reclassified into current period earnings	(18)
Destacking	15

Balance, December 31, 2001	8
Net deferred gains on cash flow hedges from January 1 to December 31, 2002	79
Amount reclassified into current period earnings	(30)

Balance, December 31, 2002	$57

It is anticipated that a pre-tax gain of approximately $29 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2003 and offset by equal amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 6 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustments account within “Accumulated other comprehensive income (loss)” were losses of $32 million in 2002, gains of $75 million in 2001 and gains of $88 million in 2000.

For the years ended December 31, 2002 and 2001, there were no reclassifications to earnings due to firm commitments no longer deemed probable or due to forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2002, the Company’s future commitments on short-term and long-term debt, as more fully described in Note 11, and future minimum lease payments under non-cancelable operating leases:

	Short-term and Long-term Debt	Operating Lease
	(in millions)
2003	$1,933	$105
2004	454	92
2005	58	78
2006	63	68
2007	250	57
Beyond 2007	1,266	133

Total	4,024	533

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2002, 2001 and 2000 was $69 million, $520 million and $498 million, respectively, excluding expenses relating to the Company’s healthcare business.

Commitments include commitments to originate and sell mortgage loans and commitments to fund investments in private placement securities and limited partnerships. These commitments amounted to $1,298 million at December 31, 2002.

A number of guarantees provided by the Company relate to sales or transfers of real estate, in which the unconsolidated investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company’s maximum potential exposure under these guarantees was $767 million at December 31, 2002. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. At December 31, 2002, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

Certain contracts underwritten by the Company’s guaranteed products business include guarantees of principal related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2002, such contracts in force carried a total guaranteed value of $648 million.

The Company had accrued a liability of $4 million at December 31, 2002 related to other financial guarantees and indemnity arrangements with maximum potential payments of $43 million.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters should not have a material adverse effect on the Company’s financial position.

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company has been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, the Company has resolved those regulatory actions, its sales practices class action litigation and virtually all of the individual sales practices actions filed by policyholders who “opted out” of the sales practices class action. The Company believes that its reserves related to sales practices, at December 31, 2002, are adequate.

In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company’s former managed care operations and assert nationwide classes. In October 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of ERISA, violations of and conspiracy to violate RICO, deprivation of plaintiffs’ rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. A motion to dismiss the amended complaint in the subscriber action was granted in part and denied in part and an interlocutory appeal of the remaining claims was denied. A motion to dismiss the amended complaint in the provider action remains pending. In September 2002, the court denied plaintiffs’ motion for class certification in the subscriber action and granted plaintiffs’ motion for certification of a nationwide class of providers. The Company has appealed the certification of the provider class to the United States Court of Appeals for the Eleventh Circuit.

The Company’s litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Notes 2 and 3, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets and Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets as of January 1, 2002.

New York, New York

February 11, 2003

The Prudential Series Fund, Inc.

Prospectus

May 1, 2003

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Stock Index Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
4	PRINCIPAL RISKS
7	EVALUATING PERFORMANCE

14	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
15	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
15	Investment Objectives and Policies
15	Conservative Balanced Portfolio
16	Diversified Bond Portfolio
18	Equity Portfolio
19	Flexible Managed Portfolio
20	Global Portfolio
21	Government Income Portfolio
22	Stock Index Portfolio

23	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
23	American Depositary Receipts
23	Asset-Backed Securities
23	Collateralized Debt Obligations
23	Convertible Debt and Convertible Preferred Stock
23	Credit Default Swaps
23	Credit-Linked Securities
23	Derivatives
23	Dollar Rolls
23	Equity Swaps
23	Event-Linked Bonds
24	Forward Foreign Currency Exchange Contracts
24	Futures Contracts
24	Interest Rate Swaps
24	Joint Repurchase Account
24	Loans and Assignments
24	Mortgage-related Securities
25	Options
25	Real Estate Investment Trusts
25	Repurchase Agreements
25	Reverse Repurchase Agreements
25	Short Sales
25	Short Sales Against-the-Box
25	Swap Options
26	Swaps
26	Total Return Swaps
26	When-Issued and Delayed Delivery Securities

Table of Contents (continued)

26	HOW THE FUND IS MANAGED
26	Board of Directors
26	Investment Adviser
26	Investment Subadvisers
26	Portfolio Managers

30	HOW TO BUY AND SELL SHARES OF THE FUND
31	Net Asset Value
32	Distributor

33	OTHER INFORMATION
33	Federal Income Taxes
33	Monitoring for Possible Conflicts

33	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks on page 4. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

×	company risk
×	credit risk
×	derivatives risk
×	foreign investment risk
×	high yield risk
×	interest rate risk
×	leveraging risk
×	liquidity risk
×	management risk
×	market risk
×	prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets

(net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

×	credit risk
×	derivatives risk
×	foreign investment risk
×	high yield risk
×	interest rate risk
×	leveraging risk
×	liquidity risk
×	management risk
×	market risk
×	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

×	company risk
×	foreign investment risk
×	management risk
×	market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

×	company risk
×	credit risk
×	derivatives risk
×	foreign investment risk
×	high yield risk
×	interest rate risk
×	leveraging risk
×	liquidity risk
×	management risk

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×	market risk
×	prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

×	company risk
×	foreign investment risk
×	management risk
×	market risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

×	credit risk
×	derivatives risk
×	interest rate risk
×	leveraging risk
×	liquidity risk
×	management risk
×	market risk
×	mortgage risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather,

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the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

×	company risk
×	market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.    The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.    Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.    Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.    Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

Currency risk.    Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.    To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.    Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

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Information risk.    Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.    Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.    Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.    Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.    Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk.    Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk.    Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.    Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Leveraging risk.    Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.    Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.    Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

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Market risk.    Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.    A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.    A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment Risk.    A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

*    *    *

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EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/02)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	-8.98%	1.14%	5.83%
S&P 500**	-22.09%	-0.58%	9.34%
Conservative Balanced Custom Blended Index***	-7.40%	3.59%	8.44%
Lipper Average****	-10.17%	1.92%	7.26%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

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Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/02)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.07%	5.98%	6.90%
Lehman Brothers Aggregate Bond Index**	10.25%	7.55%	7.51%
Lipper Average***	8.19%	5.97%	7.11%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

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Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/02)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	-22.34%	-2.61%	7.85%		—
Class II shares	-22.62%	—	—	-	9.32%
S&P 500**	-22.09%	-0.58%	9.34%	-	9.53%
Russell 1000® Index***	-21.65%	-0.58%	9.19%	-	9.09%
Lipper Average****	-23.51%	-2.13%	7.28%	-	9.98%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

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Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/02)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	-12.74%	-0.74%	6.02%
S&P 500**	-22.09%	-0.58%	9.34%
Flexible Managed Custom Blended Index***	-10.20%	2.93%	8.77%
Lipper Average****	-10.32%	1.66%	7.55%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

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Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/02)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	-25.14%	-1.20%	6.64%
MSCI World Index**	-19.89%	-2.11%	6.26%
Lipper Average***	-18.36%	0.22%	7.08%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

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Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/02)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	12.05%	7.70%	7.56%
Lehman Brothers Govt. Bond Index**	11.50%	7.77%	7.56%
Lipper Average***	10.68%	6.94%	6.91%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

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Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/02)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	-22.19%	-0.74%	9.07%
S&P 500**	-22.09%	-0.58%	9.34%
Lipper Average***	-22.43%	-0.86%	9.01%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	None	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	None	0.40%	None	0.04%	0.44%
Equity Portfolio	None	0.45%	None	0.03%	0.48%
Flexible Managed Portfolio	None	0.60%	None	0.03%	0.63%
Global Portfolio	None	0.75%	None	0.07%	0.82%
Government Income Portfolio	None	0.40%	None	0.04%	0.44%
Stock Index Portfolio	None	0.35%	None	0.02%	0.37%

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	45	141	246	555
Diversified Conservative Growth Portfolio	94	293	509	1,131
Equity Portfolio	49	154	269	604
Flexible Managed Portfolio	64	202	351	786
Global Portfolio	84	262	455	1,014
Government Income Portfolio	45	141	246	555
Stock Index Portfolio	38	119	208	468

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Balanced Portfolio

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets. We will vary how much of the Portfolio’s assets are invested in a particular type of security depending on how we think the different markets will perform.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

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In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

We may also use alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may invest in swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

The Portfolio may also invest in credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

The Portfolio is managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Our Strategy

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when rates go up.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

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Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio may also invest in collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.

We may also use alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may invest in swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

The Portfolio may also invest in credit-linked securities, which may be linked to one or more underlying credit default swaps.

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The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Blend Approach

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

We may also use alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio’s assets.

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Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Balanced Portfolio

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio may also invest in Real Estate Investment Trusts (REITs).

Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

We may also use alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and

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foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may invest in swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

The Portfolio may also invest in credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

The Portfolio is managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Global Investing

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one country other than the U.S. (The 35% limitation does not apply to U.S. investments).

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

We may also use alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

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The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Jennison Associates LLC.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

U.S. Government Securities

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

Normally, we will invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations such as the European Union) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. Government and related entities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may invest in swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

The Portfolio may enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

The Portfolio is managed by Prudential Investment Management, Inc.

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Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

S&P 500 Index

We attempt to achieve the investment results that generally corresponds to the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), a market-weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

To achieve our objective, we use the performance of the S&P 500 Index. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event Linked Bonds — Event Linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other

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physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related

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securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

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Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when- 98 issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

*    *    *

Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board Of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s

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assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2002 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
Stock Index	0.35

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the Global Portfolio, and the Equity Portfolio. Jennison’s address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2002, Jennison had approximately $48 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, and the Stock Index Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

GE Asset Management, Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2002, GEAM oversees in excess of $171 billion under management.

Salomon Brothers Asset Management Inc. (Salomon) serves as a subadviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2002, Salomon managed more than $34 billion in total assets. Salomon’s address is 399 Park Avenue, New York, New York 10022.

Portfolio Managers

An Introductory Note About Prudential Investment Management’s Fixed Income Group

Prudential Fixed Income (PIM), which provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income and Stock Index Portfolios, manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group. Patricia L. Cook is Chief Investment Officer.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

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Ms. Cook joined PIM as Chief Investment Officer in 2001, from Fischer Francis Trees & Watts, where she was most recently Managing Director of Alternative Investments. She has more than 23 years of investment experience as a fixed-income portfolio manager, analyst, and trader.

Investment Approach

The PIM Fixed Income Group is organized into six teams specializing in different sectors of the fixed income market: Global Liquidity (U.S. and non-U.S. government bonds and mortgages), Corporate Bonds (U.S. and non-U.S.), High Yield Bonds, Emerging Markets, Municipal Bonds, and Money Markets.

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a Prudential Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Strategic Outlook, developed quarterly by a senior management team led by the Chief Investment Officer, is a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Strategic Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the portfolios.

Security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each portfolio’s risk exposure is actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

These Portfolios are managed by a team of portfolio managers. M. Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments are managed by Prudential Fixed Income. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a Prudential Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above, for more information.)

The equity portion of the Conservative Balanced Portfolio is managed by M. Stumpp, John Moschberger, and Michael Lenarcic. M. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

The equity portion of the Flexible Managed Portfolio is managed by M. Stumpp, and James Scott. The background of M. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

Government Income Portfolio

The Prudential Fixed Income Global Liquidity Team, headed by Peter Cordrey, is primarily responsible for day-to-day management of the Portfolio. The Team seeks to outperform the Portfolio’s benchmark while controlling risk.

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Investment strategy is developed and coordinated within the framework of a Prudential Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above, for more information.)

Peter Cordrey is Managing Director and head of the Global Liquidity Team. Peter has 21 years of investment experience. Prior to joining Prudential Financial in 1996, Peter was Director of Government Securities at Merrill Lynch. He was also head trader on the zero coupon desk at Lehman Brothers. Peter received a BA in Economics from Princeton University and an MBA in Finance from Columbia University.

Global Liquidity Team

×	Asset Under Management: $37 billion as of September 30, 2002

×	Sector: Government, mortgage, and asset-backed securities of U.S. and non-U.S. issuers

Diversified Bond Portfolio

Steven Kellner and Robert Tipp of Prudential Fixed Income are responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a Prudential Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above, for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Steve managed US corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Steve joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Chief Investment Strategist of Prudential Fixed Income (PFI), and co-product manager of PFI’s Core Plus and Global strategies. Previously, Robert served as co-head of Prudential Financial’s institutional fixed income business. Robert has 19 years of investment experience. Before joining Prudential Financial in 1991, Robert was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, Robert was a senior staff analyst at Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Robert received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation.

Investment Teams:

Corporate Team

×	Assets Under Management: $48 billion as of September 30, 2002

×	Sector: Investment grade corporate securities of U.S. and non-U.S. issuers

Global Liquidity Team

×	Assets Under Management: $37 billion as of September 30, 2002

×	Sector: Government and mortgage securities of U.S. and non-U.S. issuers

High Yield Team

×	Assets Under Management: $7 billion as of September 30, 2002

×	Sector: Non-investment grade corporate securities of U.S. issuers

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Emerging Market Team

×	Assets Under Management: $2 billion as of September 30, 2002

×	Sector: Investment and non-investment grade securities of emerging market issuers.

Equity Portfolio

Jeffrey Siegel and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. He joined Prudential in 1986 and was previously a Managing Director of Prudential Global Asset Management. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (CFA) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 32 years of asset management experience and has been employed with GEAM for over 8 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Managing Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel J. Duane and Michelle I. Picker manage this Portfolio. Mr. Duane, an Executive Vice President of Jennison has managed the Portfolio since 1991. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He holds a Chartered Financial Analyst (CFA) designation. Ms. Picker, a Vice President of Jennison has co-managed the Portfolio since 1997. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (CFA) designation.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

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The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (“NYSE”) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on

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the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are nor sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey

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07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.69	$14.63	$15.36	$15.08	$14.97

Income From Investment Operations:
Net investment income	0.34	0.44	0.59	0.62	0.66
Net realized and unrealized gains (losses) on investments	(1.57)	(0.75)	(0.65)	0.37	1.05

Total from investment operations	(1.23)	(0.31)	(0.06)	0.99	1.71

Less Distributions:
Dividends from net investment income	—	(0.48)	(0.56)	(0.62)	(0.66)
Distributions from net realized gains	(0.03)	(0.15)	(0.11)	(0.06)	(0.94)
Distributions in excess of net realized gains	—	—	—	(0.03)	—

Total distributions	(0.03)	(0.63)	(0.67)	(0.71)	(1.60)

Net Asset Value, end of year	$12.43	$13.69	$14.63	$15.36	$15.08

Total Investment Return(a)	(8.98)%	(2.02)%	(0.48)%	6.69%	11.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,660.3	$3,259.7	$3,714.3	$4,387.1	$4,796.0
Ratios to average net assets:
Expenses	0.58%	0.58%	0.60%	0.57%	0.57%
Net investment income	2.49%	3.05%	3.79%	4.02%	4.19%
Portfolio turnover rate	260%	239%	85%	109%	167%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

	Diversified Bond Portfolio
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.36	$11.28	$10.95	$11.06	$11.02

Income From Investment Operations:
Net investment income	0.57	0.67	0.77	0.67	0.69
Net realized and unrealized gains (losses) on investments	0.17	0.12	0.26	(0.75)	0.08

Total from investment operations	0.74	0.79	1.03	(0.08)	0.77

Less Distributions:
Dividends from net investment income	(1.27)	(0.71)	(0.70)	—	(0.69)
Distributions from net realized gains	—	—	— (b)	(0.03)	(0.04)
Tax return of capital distributions	(0.01)	—	—	—	—

Total distributions	(1.28)	(0.71)	(0.70)	(0.03)	(0.73)

Net Asset Value, end of year	$10.82	$11.36	$11.28	$10.95	$11.06

Total Investment Return(a)	7.07%	6.98%	9.72%	(0.74)%	7.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,370.3	$1,400.7	$1,269.8	$1,253.8	$1,122.6
Ratios to average net assets:
Expenses	0.44%	0.44%	0.45%	0.43%	0.42%
Net investment income	5.25%	6.35%	6.83%	6.25%	6.40%
Portfolio turnover rate	595%	257%	139%	171%	199%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.49	$24.50	$28.90	$29.64	$31.07

Income From Investment Operations:
Net investment income	0.17	0.18	0.51	0.54	0.60
Net realized and unrealized gains (losses) on investments	(4.75)	(2.83)	0.26	3.02	2.21

Total from investment operations	(4.58)	(2.65)	0.77	3.56	2.81

Less Distributions:
Dividends from net investment income	(0.16)	(0.18)	(0.51)	(0.53)	(0.60)
Distributions in excess of net investment income	—	—	(0.02)	—	—
Distributions from net realized gains	—	(1.18)	(4.64)	(3.77)	(3.64)

Total distributions	(0.16)	(1.36)	(5.17)	(4.30)	(4.24)

Net Asset Value, end of year	$15.75	$20.49	$24.50	$28.90	$29.64

Total Investment Return(a)	(22.34)%	(11.18)%	3.28%	12.49%	9.34%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,273.6	$4,615.9	$5,652.7	$6,235.0	$6,247.0
Ratios to average net assets:
Expenses	0.48%	0.49%	0.49%	0.47%	0.47%
Net investment income	0.88%	0.84%	1.75%	1.72%	1.81%
Portfolio turnover rate	54%	153%	78%	9%	25%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
	Flexible Managed Portfolio
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.79	$16.53	$17.64	$16.56	$17.28

Income From Investment Operations:
Net investment income	0.27	0.42	0.61	0.58	0.58
Net realized and unrealized gains (losses) on investments	(2.10)	(1.35)	(0.86)	0.69	1.14

Total from investment operations	(1.83)	(0.93)	(0.25)	1.27	1.72

Less Distributions:
Dividends from net investment income	(0.41)	(0.58)	(0.62)	—	(0.59)
Distributions from net realized gains	—	(0.23)	(0.24)	(0.19)	(1.85)

Total distributions	(0.41)	(0.81)	(0.86)	(0.19)	(2.44)

Net Asset Value, end of year	$12.55	$14.79	$16.53	$17.64	$16.56

Total Investment Return(a)	(12.74)%	(5.68)%	(1.44)%	7.78%	10.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,181.0	$3,896.6	$4,463.8	$5,125.3	$5,410.0
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.62%	0.61%
Net investment income	1.92%	2.61%	3.22%	3.20%	3.21%
Portfolio turnover rate	238%	236%	132%	76%	138%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F2

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.29	$23.61	$30.98	$21.16	$17.92

Income From Investment Operations:
Net investment income	0.07	0.09	0.07	0.06	0.07
Net realized and unrealized gains (losses) on investments	(3.87)	(3.58)	(5.30)	10.04	4.38

Total from investment operations	(3.80)	(3.49)	(5.23)	10.10	4.45

Less Distributions:
Dividends from net investment income	(0.14)	(0.06)	(0.07)	—	(0.16)
Distributions in excess of net investment income	—	—	(0.13)	(0.10)	(0.12)
Distributions from net realized gains	—	(4.77)	(1.94)	(0.18)	(0.93)

Total distributions	(0.14)	(4.83)	(2.14)	(0.28)	(1.21)

Net Asset Value, end of year	$11.35	$15.29	$23.61	$30.98	$21.16

Total Investment Return(a)	(25.14)%	(17.64)%	(17.68)%	48.27%	25.08%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$514.9	$885.0	$1,182.1	$1,298.3	$844.5
Ratios to average net assets:
Expenses	0.82%	0.84%	0.85%	0.84%	0.86%
Net investment income	0.47%	0.58%	0.25%	0.21%	0.29%
Portfolio turnover rate	75%	67%	95%	76%	73%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
	Government Income Portfolio
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.26	$12.02	$11.55	$11.87	$11.52

Income From Investment Operations:
Net investment income	0.38	0.65	0.89	0.76	0.67
Net realized and unrealized gain (losses) on investment	1.00	0.31	0.52	(1.08)	0.36

Total from investment operations	1.38	0.96	1.41	(0.32)	1.03

Less Distributions:
Dividends from net investment income	(1.06)	(0.72)	(0.91)	—	(0.68)
Distributions from net realized gains	(0.08)	—	(0.03)	—	—

Total distributions	(1.14)	(0.72)	(0.94)	—	(0.68)

Net Asset Value, end of year	$12.50	$12.26	$12.02	$11.55	$11.87

Total Investment Return(a)	12.05%	8.06%	12.78%	(2.70)%	9.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$484.3	$311.0	$291.5	$335.5	$443.2
Ratios to average net assets:
Expenses	0.44%	0.47%	0.47%	0.44%	0.43%
Net investment income	4.29%	5.53%	6.03%	5.72%	5.71%
Portfolio turnover rate	508%	361%	184%	106%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F3

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.64	$38.66	$44.45	$37.74	$30.22

Income From Investment Operations:
Net investment income	0.37	0.36	0.36	0.44	0.42
Net realized and unrealized gains (losses) on investments	(7.34)	(5.05)	(4.37)	7.23	8.11

Total from investment operations	(6.97)	(4.69)	(4.01)	7.67	8.53

Less Distributions:
Dividends from net investment income	(0.36)	(0.35)	(0.37)	(0.43)	(0.42)
Distributions from net realized gains	(0.22)	(1.98)	(1.41)	(0.53)	(0.59)

Total distributions	(0.58)	(2.33)	(1.78)	(0.96)	(1.01)

Net Asset Value, end of year	$24.09	$31.64	$38.66	$44.45	$37.74

Total Investment Return(a)	(22.19)%	(12.05)%	(9.03)%	20.54%	28.42%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,352.3	$3,394.1	$4,186.0	$4,655.0	$3,548.1
Ratios to average net assets:
Expenses	0.37%	0.39%	0.39%	0.39%	0.37%
Net investment income	1.25%	1.02%	0.83%	1.09%	1.25%
Portfolio turnover rate	4%	3%	7%	2%	3%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F4

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

PSF1

PART C—OTHER INFORMATION

ITEM  28.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS

(1)	The Financial Statements of The Prudential Variable Contract Account 11 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2002; the Statement of Operations for the period ended December 31, 2002; the Statements of Changes in Net Assets for the periods ended December 31, 2002 and 2001, the Notes relating thereto are incorporated by reference into the MEDLEY annual report for 2002 (File No. 2-76581).

(2)	The Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2002 and 2001 the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(b)	EXHIBITS

(1) Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account 11

Incorporated by reference to Exhibit (1) to Post Effective Amendment No. 28 to the Registration Statement of The Prudential Variable Contract Account 10, Registration No. 2-76580, filed February 22, 1997

(2) Rules and Regulations of The Prudential Variable Contract Account 11	Incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

(3) Custodian Agreement with Investors Fiduciary Trust Company	Incorporated by reference to Exhibit (3) to Post-Effective Amendment No. 31 to this Registration Statement filed April 29, 1998

(4) (i) Management Agreement between Prudential Investments Fund Management LLC and The Prudential Variable Contract Account 11	Incorporated by reference to Exhibit (4)(i) to Post-Effective Amendment No. 36 to this Registration Statement, filed April 30, 2001.

(ii) Subadvisory Agreement between Prudential Investment Management, Inc. and Prudential Investments Fund Management LLC	Incorporated by reference to Exhibit (4)(ii) to Post-Effective Amendment No. 36 to this Registration Statement, filed April 30, 2001.

(5) Agreement Relating to the Sale of Certain Contracts on a Variable Basis between Prudential and The Prudential Variable Contract Account 11	Incorporated by reference to Exhibit No. (5) of Post-Effective Amendment No. 33 to this Registration Statement, filed April 30, 2000

(i) Agreement for the Sale of VCA 11 Contracts between Prudential, The Prudential Variable Contract Account 11 and Prudential Investment Management Services LLC	Incorporated by reference to Exhibit 5(iii) to Post-Effective Amendment filed May 1, 1997

(6) (i)(a) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuities	Incorporated by reference to Exhibit (6)(i)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987

(i)(b) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1987	Incorporated by reference to Exhibit (6)(i)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987

(i)(c) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1988	Incorporated by reference to Exhibit (6)(i)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988

(i)(d) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1990	Incorporated by reference to Exhibit (6)(i)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990

(i)(e) Specimen Copy of Group Annuity Amendment Form GAA-7793 for individual retirement annuity contracts issued before May 1, 1990	Incorporated by reference to Exhibit (6)(i)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990

(ii)(a) Specimen Copy of Group Annuity Contract Form GVA-120-82 for tax-deferred annuities with modifications for certain tax changes and the exchange offer	Incorporated by reference to Exhibit (6)(ii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987

(ii)(b) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1987	Incorporated by reference to Exhibit (6)(ii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987

(ii)(c) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1988	Incorporated by reference to Exhibit (6)(ii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988

(ii)(d) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1990	Incorporated by reference to Exhibit (6)(ii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990

(ii)(e) Specimen Copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuity contracts issued before May 1, 1990	Incorporated by reference to Exhibit (G)(ii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990

(iii)(a) Specimen Copy of Group	Incorporated by reference to

Annuity Contract Form GVA-1010 for deferred compensation plans	Exhibit (6)(iii) (a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987

(iii)(b) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1987	Incorporated by reference to Exhibit (6)(iii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987

(iii)(c) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1988	Incorporated by reference to Exhibit (6)(iii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988

(iii)(d) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1990	Incorporated by reference to Exhibit (6)(iii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990

(iii)(e) Specimen Copy of Group Annuity Amendment Form GAA-7792 for deferred compensation plan contracts issued before May 1, 1990	Incorporated by reference to Exhibit (6)(iii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990

(iii)(f) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp for deferred compensation plan contracts issued before May 1, 1996

Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 27 to the Registration Statement of The Prudential Variable Contract Account 10, Registration Statement No. 2-76580, filed April 29, 1996.

(iii)(g) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp-1 for deferred compensation plan contracts issued before May 1, 1996

Incorporated by reference to Exhibit 11 to Post-Effective Amendment No. 27 to the Registration Statement of The Prudential Variable Contract Account 10, Registration Statement No. 2-76580, filed April 29, 1996.

(iii)(h) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular for deferred compensation plan contracts issued before May 1, 1996

Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 27 to the Registration Statement of The Prudential Variable Contract Account 10, Registration Statement No. 2-76580, filed April 29, 1996.

(iii)(i) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular-1 for deferred compensation plan contracts issued before May 1, 1996

Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 27 to the Registration Statement of The Prudential Variable Contract Account 10, Registration Statement No. 2-76580, filed April 29, 1996.

(11) (i) Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company	Incorporated by reference to Exhibit (11)(i) to Post-Effective Amendment No. 34 to this Registration Statement No. 2-76581 filed April 28, 2000.

(ii) First Amendment To Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company	Incorporated by reference to Exhibit (11)(ii) to Post-Effective Amendment No. 34 to this Registration Statement No. 2-76581 filed April 28, 2000.

(iii) Second Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company	Incorporated by reference to Exhibit (11)(iii) to Post-Effective Amendment No. 34 to this Registration Statement No. 2-76581 filed April 28, 2000.

Annuity Contract Form GVA-110-82 for Keogh Plans	Exhibit (6)(iv) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987

(v) Specimen Copy of Group Annuity Contract Form GVA-7454 for Participants governed by the Texas Optional Retirement Program	Incorporated by reference to Exhibit (4)(v) to Post-Effective Amendment No. 5 to this Registration Statement, filed April 30, 1985

(a) Modifications for certain tax changes	Incorporated by reference to Exhibit (6)(v)(a) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987

(vi) Specimen Copy of Group Annuity Contract Form GVA-1010 for non-qualified deferred compensation plans	Incorporated by reference to Exhibit (6)(vi) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988

(7) Application and Enrollment Forms as revised for use after May 1, 1991	Incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 19 to this Registration Statement, filed April 29, 1991

(8)(i) Copy of the Charter of Prudential.	Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003 on behalf of the Prudential Variable Contract Account G1-2.

(ii) Copy of the By-Laws of Prudential.	Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003 on behalf of the Prudential Variable Contract Account G1-2.

(12) Opinion and Consent of Counsel	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 37 to this Registration Statement filed on April 30, 2002.

(13) (i) Consent of independent accountants	Filed herewith.

(ii) Powers of Attorney	Incorporated by reference to Exhibit 13(ii) to Post-Effective Amendment No. 37 to this Registration Statement filed on April 30, 2002.

(a) Directors and Officers of Prudential	Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20083, filed April 10, 2001 on behalf of The Prudential Variable Contract Real Property Account.

(16) Calculation of Performance Data	Appears under heading “Performance Information” in the Statement of Additional Information (Part B of this Registration Statement)

(17)	(i)	Amended Code of Ethics of The Prudential Variable Contract Account-11	Filed herewith.

	(ii)	Amended Codes of Ethics of Prudential Investments LLC and Prudential Investment Management, Inc.	Filed herewith.

ITEM 29. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the headings “The Prudential Insurance Company of America-Directors” and “The Prudential Insurance Company of America-Principal Officers” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America (Prudential), a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial are listed under Item 24 to Post-Effective Amendment No. 45 to the Form N-1A Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed on or about May 1, 2003, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, and in The Prudential Variable Contract Account 24, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc., and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account 2 and The Prudential Variable Contract Account 10, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract 24, a separate account of Prudential registered as a unit investment trust.

Prudential is a New Jersey stock life insurance company. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, a New Jersey insurance holding company. The financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 31. NUMBER OF CONTRACTOWNERS

As of March 31, 2003, the number of contractowners of qualified and non-qualified contracts offered by Registrant was 448.

ITEM 32. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit F(ii) to Post-Effective Amendment No.8 on Form N-6, Registration No. 333-01031, filed February 14, 2003 on behalf of the Prudential Variable Contract Account G-1-2.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Prudential Investments LLC (PI)

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-31104).

The business and other connections of PI’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

NAME AND ADDRESS	POSITION WITH PI	PRINCIPAL OCCUPATIONS

Judy A. Rice	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge, PI

Robert F. Gunia	Executive Vice President and Chief Administrative Officer	Executive Vice President and Chief Administrative Officer, PI; Vice President; President, Prudential Investment Management Services LLC (PIMS)

William V. Healey	Executive Vice President Chief Legal Officer and Secretary	Executive Vice President, Chief Legal Officer and Secretary, PI; Vice President and Corporate Counsel, Prudential; Senior Vice President, Chief Legal Officer and Secretary, PIMS

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI

Philip N. Russo	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President, Chief Financial Officer and Treasurer, PI; Director of Jennison Associates LLC

Lynn M. Waldvogel	Executive Vice President	Executive Vice President, PI

(b) Prudential Investment Management, Inc. (Prudential Investments

The business and other connections of Prudential Investments’ directors and executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102-4077.

NAME AND ADDRESS	POSITION WITH PRUDENTIAL INVESTMENTS	PRINCIPAL OCCUPATIONS

John R. Strangfeld, Jr.	Chairman of the Board, President and Chief Executive Officer and Director

President of Prudential Global Asset Management Group of Prudential; Senior Vice President, Prudential; Chairman of the Board, President, Chief Executive Officer and Director, Prudential Investments; President, Prudential Securities, Inc.

Bernard Winograd	Senior Vice President and Director	Chief Executive Officer, Prudential Real Estate Investors; Senior Vice President and Director, Prudential Investments

ITEM 34. PRINCIPAL UNDERWRITER

(a)	Prudential Investment Management Services LLC (PIMS) PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc. Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account 2, The Prudential Variable Contract Account 10, and The Prudential Variable Contract Account 11.

PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account 24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)	Information regarding the Directors and Officers of PIMS is set forth below.

NAME AND ADDRESS	POSITION WITH PIM	PRINCIPAL OCCUPATIONS

John R. Strangfeld, Jr.	Chairman of the Board, President and Chief Executive Officer and Director

Vice Chairman of Prudential Financial, Inc.; Chairman, Director and CEO of Prudential Securities Group; Director and President of Prudential Asset Management Holding Company; Director of Jennison Associates LLC

Bernard Winograd	Senior Vice President and Director	Senior Vice President of Prudential; Director of Jennison Associates LLC; Director and Vice President of Prudential Asset Management Holding Company

Mathew J. Chanin, 100 Mulberry Street, Gateway Center Four, Newark, NJ 07102	Director and Senior Vice President	Director and President of Prudential Equity Investors, Inc.; Chairman, Director and President of Prudential Private Placement Investors, Inc.

Dennis M. Kass 466 Lexington Avenue, 18th Fl., New York, NY 10017	Director and Vice President	Chairman, Director and CEO of Jennison Associates LLC; Director of Prudential Trust Company

James J. Sullivan, 100 Mulberry Street Gateway Center Two, Newark, NJ 07102	Director, Vice President and Managing Director	Chairman, Director, President and CEO or Prudential Trust Company; Director and President of The Prudential Asset Management Company, Inc.

(c)	Reference is made to the Sections entitled “Prudential” and “Contract Charges” in the prospectus (Part A of this Registration Statement) and “Sale of Contracts” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 35.    LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

The Prudential Insurance Company of America

Gateway Center Three and Gateway Center Four

100 Mulberry Street

Newark, New Jersey 07102

The Prudential Insurance Company of America

56 North Livingston Avenue

Roseland, New Jersey 07068

The Prudential Insurance Company of America

c/o Prudential Defined Contribution Services

30 Scranton Office Park

Scranton, Pennsylvania 18507-1789

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street, Newark, NJ 07102

State Street Bank and Trust

127 West 10th Street

Kansas City, Missouri 64105-1716

VCA 10 has entered into a Subadvisory Agreement with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017.

VCA 11 has entered into a Subadvisory Agreement with Prudential Investment Management, Inc., Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

ITEM 36.    MANAGEMENT SERVICES

Not Applicable

ITEM 37.    UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a)—(d) of the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey on this 30th day of April, 2003.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

By:	/s/ DAVID R. ODENATH, JR.
David R. Odenath, Jr. Chairman of the VCA-11 Committee

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ DAVID R. ODENATH, JR. David R. Odenath, Jr.	Chairman, The Prudential Variable Contract Account-11 Committee

/s/ GRACE C. TORRES Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

/s/ SAUL K. FENSTER Saul K. Fenster	Member, The Prudential Variable Contract Account-11 Committee

/s/ W. SCOTT MCDONALD, JR. W. Scott McDonald, Jr.	Member, The Prudential Variable Contract Account-11 Committee

/s/ JOSEPH WEBER Joseph Weber	Member, The Prudential Variable Contract Account-11 Committee

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 30th day of April, 2003.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ David R. Odenath, Jr.
David R. Odenath, Jr. Executive Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*ARTHUR F. RYAN Arthur F. Ryan	Chairman of the Board, Chief Executive Officer and President

*FRANKLIN E. AGNEW Franklin E. Agnew	Director

*FREDERIC K. BECKER Frederic K. Becker	Director

*GILBERT F. CASELLAS Gilbert F. Casellas	Director

*RICHARD J. CARBONE Richard J. Carbone	Senior Vice President and Chief Financial Officer

*JAMES G. CULLEN James G. Cullen	Director

*ALLAN D. GILMOUR Allan D. Gilmour

*WILLIAM H. GRAY, III William H. Gray, III	Director

*JON F. HANSON Jon F. Hanson	Director

*GLEN H. HINER, JR. Glen H. Hiner, Jr.	Director

*CONSTANCE J. HORNER Constance J. Horner	Director

*GAYNOR KELLEY Gaynor Kelley	Director

*BURTON G. MALKIEL Burton G. Malkiel	Director

*IDA F.S. SCHMERTZ Ida F.S. Schmertz	Director

*RICHARD M. THOMSON Richard M. Thomson	Director

*JAMES A. UNRUH James A. Unruh	Director

*P. ROY VAGELOS, M.D. P. Roy Vagelos, M.D.	Director

*STANLEY C. VAN NESS Stanley C. Van Ness	Director

*ANTHONY S. PISZEL Anthony S. Piszel	Senior Vice President and Controller

*By:	/s/ JONATHAN D. SHAIN	April 30, 2003
Jonathan D. Shain (Attorney-in-Fact)

EXHIBIT INDEX

(13)	(i)	Consent of independent accountants.	Filed herewith.
(17)	(i)	Amended Code of Ethics of The Prudential Variable Contract Account-11	Filed herewith.
	(ii)	Amended Code of Ethics of Prudential Investments LLC and Prudential Investment Management, Inc.	Filed herewith